UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-10371

LORD ABBETT TRUST I

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, New Jersey 07302-3973

(Address of principal executive offices) (Zip code)

Lawrence B. Stoller, Esq.
Vice President, Secretary, and Chief Legal Officer

90 Hudson Street, Jersey City, New Jersey 07302-3973

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 7/31

Date of reporting period: 7/31/2023

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Climate Focused Bond Fund

Emerging Markets Equity Fund

International Growth Fund

Investment Grade Floating Rate Fund

Short Duration High Yield Fund

For the period ended July 31, 2023

Table of Contents

1	A Letter to Shareholders

9	Investment Comparisons

13	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

24	Climate Focused Bond Fund

38	Emerging Markets Equity Fund

43	International Growth Fund

48	Investment Grade Floating Rate Fund

55	Short Duration High Yield Fund

92	Statements of Assets and Liabilities

96	Statements of Operations

98	Statements of Changes in Net Assets

102	Financial Highlights

118	Notes to Financial Statements

146	Report of Independent Registered Public Accounting Firm

148	Supplemental Information to Shareholders

Lord Abbett Trust I

Lord Abbett Climate Focused Bond Fund, Lord Abbett Emerging Markets Equity Fund, Lord Abbett International Growth Fund, Lord Abbett Investment Grade Floating Rate Fund, and Lord Abbett Short Duration High Yield Fund

Annual Report

For the period ended July 31, 2023

From left to right: James L.L. Tullis, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Trustee, President and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the period ended July 31, 2023. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Funds, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg
Trustee, President and Chief Executive Officer

Lord Abbett Climate Focused Bond Fund

For the fiscal year ended July 31, 2023, the Fund returned -1.39%, reflecting performance at the net asset value of Class A shares with all distributions reinvested, compared to its benchmark, the ICE BofA Green Bond Index (USD Hedged)1, which returned -4.29% over the same period. The Bloomberg Global Aggregate Index (USD Hedged)2 returned -1.95% over the same period.

Throughout the twelve-month period, inflation showed signs of easing, and the recession narrative underwent significant changes. The third quarter of 2022 began with a risk rally followed by cautious sentiment due to persistently high inflation prints, alongside a more hawkish tone from global central banks on monetary policy. Treasury yields increased dramatically, while concerns emerged about a potential economic downturn. Amid these dynamics, the tight U.S. labor market and consistent job gains tempered recession concerns but raised speculations about the Federal Reserve’s (Fed) aggressive policies.

While the market entered 2023 with a bearish sentiment and recession a consensus call, the tone quickly changed to resiliency at the beginning of the year, with inflation showing signs of deceleration. The turmoil in the banking sector dominated the headlines in March, with the focus on liquidity pressures at the regional bank level from increasing deposit withdrawal and the impact of the Fed’s aggressive tightening cycle. Finally, as the second quarter of 2023 unfolded, optimism grew regarding a soft economic landing as signs of disinflation and strong consumer data were accompanied by advancements in artificial intelligence and supportive liquidity measures.

The Fund invests in the securities of issuers we believe have, or will have, a positive impact on the climate through an issuer’s operations, products, or services. Our investment process focuses on five key climate-related themes: clean energy, energy efficiency, low carbon transportation, clean water and resource management, and other environmental areas, such as recycling and waste management. Within this universe, various energy efficiency and clean water issuers contributed to relative performance, while several clean energy and energy efficient transportation issuers detracted from relative returns.

Overall, the primary driver of relative outperformance was the Fund’s duration positioning. As yields rose throughout the period overall amid stickier-than-expected inflation readings, ongoing tightening of monetary policies by developed markets’ central banks and stronger-than-anticipated economic data, the Fund’s shorter duration relative to the benchmark led to a positive impact on relative performance.

The Fund’s allocation to high yield corporate bonds also contributed to relative performance. High yield corporate bonds outperformed over the period, partially due to the meaningful compression of credit spreads amid strong economic data releases as the period progressed. Within the high yield corporate allocation, the Fund’s exposure to the Capital Goods segment contributed most to relative returns, as holdings in manufacturing, building materials, and packaging issuers performed well given the increasing probability of a soft landing.

Additionally, an underweight to Sovereign, Supranational and Agency (SSA) bonds contributed to relative performance. More specifically, an underweight to SSA bonds within France, Austria, Luxembourg and Belgium led to a positive impact on relative performance.

In looking at detractors during the period, some off-benchmark allocations to convertible bonds and commercial mortgage-backed securities (CMBS) negatively impacted relative performance. While our exposure to CMBS was generally highly rated and otherwise backed by high quality assets, selling pressures within the segment given broader headwinds to office space dragged on relative performance. Regarding convertible bonds, various holdings of renewable energy technology issuers underperformed amid worse-than-expected financial results.

Lord Abbett Emerging Markets Equity Fund

For the fiscal year ended July 31, 2023, the Fund returned 8.21%, reflecting performance at the net asset value of Class A shares (USD), compared to its benchmark, the MSCI Emerging Markets Index (Net) (USD)3, which returned 8.35% over the same period.

Emerging Market (EM) equities finished higher for the trailing 12-month period as global inflation showed signs of easing, and the recession narrative across both developed and emerging economies underwent significant revisions.

International markets initially saw a decline to begin the period, which was marked by tighter financial conditions due to the anticipation of an aggressive rate hike cycle. Despite prior hopes of rate cuts, global central banks consistently signaled a commitment to combating inflation, even at the expense of economic challenges, leading to further consecutive rate hikes. Globally, central banks mirrored the Fed’s hawkish sentiment, with 90 central banks raising rates, marking the most extensive rate increase in over 20 years. At the same time, China’s economic indicators also largely pointed to a decelerating growth rate, with key lending rates remaining stable amidst a COVID-19 resurgence and subsequent measures. In 2023, EM bond markets faced pronounced volatility, primarily spurred by banking sector turmoil, though a broader crisis was avoided. Despite market fluctuations, EM broadly demonstrated resilience, thanks to central bank interventions. However, there was a good deal of dispersion within EM, with some countries relatively stable, while others experienced substantially higher yields.

While strong market performance buoyed the Emerging Markets Equity Fund’s overall performance, it lagged its benchmark for the trailing period. Underperformance was driven by stock selection, particularly within the Chinese Consumer Discretionary sectors. While the easing of COVID-19 lockdowns was expected to spur consumer spending within the region, spending has been lower than anticipated amid a sluggish recovery, leading many retailers to revise outlooks for the remainder of 2023. Within the sector, our positions in JD.com, a technology-driven E-commerce company, and Meituan, a Chinese shopping platform for consumer products and retail services, were particularly susceptible to these macroeconomic pressures.

Stock selection in sectors such as Industrials also dragged on relative returns for the Fund. Our overweight position in Contemporary Amperex Technology (CATL), a China-based producer of power battery systems and energy storage systems for new energy and green vehicles, underperformed amid a bleaker outlook stemming from broader macroeconomic concerns. Notably, we believe that various geopolitical and national security tensions may lead to delays in global expansion, particularly as the manufacturer may find it difficult to export to North America given that U.S.-sourced materials offers potential tax break benefits.

Conversely, stock selection in Financials helped performance. The largest net contributor was Grupo Financiero Banorte SAB, a Mexico-based financial services company, which reported strong earnings in the second half of 2022 amid strong growth in both deposits and consumer loan originations. Additionally, Axis Bank Ltd, a financial services company based out of Mumbai, India, performed well following the completed acquisition of Citi Banks’ retail banking business, which was for a lower-than-expected cost and provided a stronger outlook on the company’s operations.

Lord Abbett International Growth Fund

For the fiscal year ended July 31, 2023, the Fund returned 10.06%, reflecting performance at the net asset value of Class A shares (USD), compared to its benchmark, the MSCI All Country World Index ex USA Growth (Net) (USD)4, which returned 10.70% over the same period.

Global equities finished higher for the trailing 12-month period as global inflation showed signs of easing, and the recession narrative across both developed and emerging economies underwent significant revisions. This was mostly prevalent in the first half of 2023, during which global markets exhibited resilient performance amid high interest rates.

Throughout the period, international markets first witnessed a decline, driven largely by anticipation of aggressive rate hikes from global central banks, particularly the U.S. Federal Reserve’s stand against inflation, which led to a series of rate increases bringing the Fed’s target Federal Funds Rate to 4.5% by year’s end - the highest since 2007. This sentiment was echoed worldwide, with an unprecedented 90 central banks raising rates. Europe grappled with economic slowdowns and soaring inflation, prompting the ECB to significantly raise interest rates, while China experienced slowing growth due to a COVID resurgence. Contrarily, Japan’s central bank allowed higher long-term rates but retained its primary rate, underscoring its continued accommodative monetary stance.

In 2023, global markets experienced a resurgence with growth stocks taking the lead. The Eurozone saw positive economic indicators, while China showcased a mix of challenges and stability. Japan’s manufacturing sector struggled, but the Bank of Japan held its rate, hinting at potential future relaxations. Amidst these dynamics, the U.S. witnessed banking turbulence leading to significant interventions, and Credit Suisse was rescued in an emergency move. The Federal Reserve increased the Fed Funds rate to 5.50% by the end of the period, cautioning against future hikes if inflation persisted. Meanwhile, the ECB responded to continued inflation with rate hikes, and China, amidst market uncertainties, slashed lending rates. Japan’s manufacturing faced contraction, but its services sector stayed buoyant, with the Bank of Japan holding firm on its primary rates.

While a strong market environment buoyed the Fund’s absolute performance, the Fund lagged its benchmark for the trailing period. Underperformance was driven by stock selection, particularly within the Chinese Consumer Discretionary sectors. While the easing of COVID-19 lockdowns was expected to spur consumer spending within the region, spending has been lower than anticipated amid a sluggish recovery, leading many retailers to revise outlooks for the remainder of 2023. Within the sector, positions in JD.com, a technology-driven E-commerce company, and Meituan, a Chinese shopping platform for consumer products and retail services, were particularly susceptible to these macroeconomic pressures.

Stock selection in the Information Technology sector also detracted from relative returns for the Fund. One detractor was an overweight position in Atlassian Corp, an Australian-based software company that engages in providing team collaboration and productivity software. While earnings were relatively stable in 2022, the company issued a weaker-than-anticipated outlook highlighted by a slower expected growth in billings. A position in EPAM Systems, a software company that specializes in product development and digital platform engineering services, also dragged on relative returns for the Fund. EPAM’s stock price fell in 2023 after management lowered its full-year and near-term guidance targets. The guidance revisions were the result of a cautious global IT services market and slowed digital transformation projects.

Conversely, stock selection in Health Care was a bright spot for the Fund. The largest contributor to relative performance was Novo Nordisk, a Danish health care company. Novo Nordisk is the world’s leading company in diabetes care, with its presence growing rapidly within obesity care. Shares of the stock have experienced tailwinds in recent months from headlines about the use of Ozempic, the company’s first-generation drug. Shares also rose in anticipation of the release of Novo Nordisk’s other weight loss medication, Wegovy, which is an injectable medication for adults with obesity or who have other weight-related medical problems. Another contributor to relative performance in this sector was Eli Lilly and Company, a company that engages in the discovery, development, manufacture, and sale of pharmaceutical products. This company also benefited from positive clinical trial results on a weight-loss drug and an early-stage Alzheimer’s treatment candidate.

Stock selection within the European luxury retail sector also was a meaningful contributor to relative performance. Overweights in two companies, Hermes International and LVMH Moet Hennessy Louis Vuitton, aided Fund performance as European consumer spending remained relatively resilient amid higher price levels.

Lord Abbett Short Duration High Yield Fund

For the fiscal year ended July 31, 2023, the Fund returned 5.50%, reflecting performance at the net asset value of

Class A shares with all distributions reinvested, compared to its benchmark, the ICE BofA High Yield U.S. Corporate Cash Pay BB-B (1-5yrs) USD Index5, which returned 5.31% over the same period.

Credit risk assets showed positive returns as inflation hinted at moderation and views on recession evolved. Inflation concerns and a hawkish stance from global central banks had initially carried over into the second half of 2022, pushing U.S. Treasury yields higher and causing significant inversions in the yield curve. Notably, September witnessed the 10-Year U.S. Treasury yield hitting a mark unseen since the Global Financial Crisis, while West Texas Intermediate (WTI) crude oil prices fell sharply due to economic downturn fears and reduced energy demand. In the same vein, U.S. job gains reduced recession fears but hinted at aggressive policies from the U.S. Federal Reserve (Fed). This led to appreciation in the U.S. Dollar, even as geopolitical tensions between Ukraine and Russia lingered. However, a rejuvenation in risk assets lifted performance in the fourth quarter of 2022, driven by a dovish monetary policy anticipation, with inflation signaling further easing and leading to a subdued rate hike in December.

As 2023 began, sentiment transitioned to resilience despite February’s inflation concerns. Markets ultimately pulled backed in March as they were dominated by banking sector disturbances, particularly regional bank liquidity and the implications of the Fed’s tightening. Yet, this volatility proved temporary, and markets exuded optimism following the banking crisis. Signs of disinflation, robust consumer data, and AI advancements played significant roles. This, alongside mixed returns in U.S. fixed income and equity markets, positioned investor sentiment positively, underscoring the complexity of market dynamics and sentiments.

With respect to performance, the Fund held several active positions that contributed to relative performance. Namely, the Fund’s allocation to and security selection within the Energy sector benefited relative performance. The Fund held an overweight position to the Exploration & Production (E&P) subsector that benefited from strong free cash flow generation on the back of higher oil prices. Security selection within the Capital Goods sector was also a contributor. The Fund held several positions in Aerospace/Defense and Building Materials that contributed to the Fund’s performance relative to the index as U.S. consumer demand proved stronger than expected. An active underweight allocation to the Media sector also contributed. Specifically, the Fund benefitted from an underweight in select issuers within the Media Content and Cable and Satellite subsectors that underperformed due to a combination of recession concerns and idiosyncratic issues. Additionally, the Fund’s overweight allocation to CCC-rated credits benefited performance. CCC bonds have provided strong returns in 2023 amid an improved macroeconomic backdrop, outperforming higher-rated tiers in the high yield index. The Fund’s allocation to bank loans also contributed to relative performance, as the floating-rate nature of the asset class boosted returns amidst the higher-for-longer rate environment throughout the year.

Despite outperforming its benchmark for the period, the Fund held several positions that detracted from relative performance. Security selection in the Real Estate sector, specifically in China real estate, was a detractor. The Fund held limited positions in several Chinese real estate and development companies, that have succumbed to regulatory headwinds and slowing growth in Chinese markets. The Fund’s allocation to and security selection within the Leisure sector also detracted from relative performance. The Fund held underweight positions in several issuers in the Cruise line and Theater subsectors that exhibited strong performance as consumer

1     The ICE BofA Green Bond Index (USD Hedged) tracks securities issued for qualified green purposes that promote climate change mitigation or adaption. Qualifying bonds must have a clearly designated use of proceeds that is solely applied toward projects or activities that promote climate change mitigation or adaptation or other environmental sustainability purposes as outlined by the ICMA Green Bond Principles.

2     The Bloomberg Global Aggregate Bond Index (USD Hedged) provides a broad-based measure of the global investment-grade fixed-income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate indexes. The index also includes eurodollar and euro-yen corporate bonds, Canadian government securities, and U.S. dollar investment-grade 144A securities.

3     The MSCI Emerging Markets Index (Net) (USD) is used to measure the financial performance of companies in fast-growing economies around the world. The index tracks mid-cap and large-cap stocks in 25 countries.

4     The MSCI All Country World Index ex USA Growth (Net) (USD) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

demand for travel remained resilient, and the box office rebounded from pandemic levels. Security selection within the Healthcare sector also dragged on relative performance, as the Fund held a convertible bond in the biotech subsector that underperformed due to idiosyncratic reasons, specifically related to concerns over the results of recent drug trials.

The Funds are actively managed and, therefore, holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

5     The ICE BofA High Yield U.S. Corporate Cash Pay BB-B (1-5yrs) USD Index consists of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of July 31, 2023. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Climate Focused Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the ICE BofA Green Bond Index (USD Hedged) and Bloomberg Global Aggregate Bond Index (USD Hedged), assuming reinvestment of all dividends and distributions. The Fund has adopted the ICE BofA Green Bond Index (USD Hedged), a more broad-based index, as its primary benchmark index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended July 31, 2023

	1 Year	Life of Class
Class A3	-3.60%	-2.13%
Class C4	-2.86%	-2.08%
Class F5	-1.15%	-1.20%
Class F3[5]	-1.13%	-1.15%
Class I5	-1.15%	-1.21%
Class R3[5]	-1.64%	-1.70%
Class R4[5]	-1.40%	-1.45%
Class R5[5]	-1.15%	-1.21%
Class R6[5]	-1.13%	-1.15%

1      Reflects the deduction of the maximum initial sales charge of 2.25%.

2      Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance of the index began on May 28, 2020.

3      Class A shares commenced operations on May 20, 2020 and performance for the Class began on May 28, 2020. Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the period shown ended July 31, 2023, is calculated using the SEC required uniform method to compute such return.

4      Class C shares commenced operations on May 20, 2020 and performance for the Class began on May 28, 2020. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5      Commenced operations on May 20, 2020 and performance for the Classes began on May 28, 2020. Performance is at net asset value.

Emerging Markets Equity Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in MSCI Emerging Markets Index (Net) (USD), assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended July 31, 2023

	1 Year	Life of Class
Class A3	1.97%	-5.51%
Class C4	6.37%	-2.18%
Class F5	8.57%	-1.14%
Class F3[5]	8.61%	-1.06%
Class I5	8.54%	-1.16%
Class R6[5]	8.61%	-1.06%

1      Reflects the deduction of the maximum initial sales charge of 5.75%.

2      Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance of the index began on March 10, 2022.

3      Class A shares commenced operations on March 2, 2022 and performance for the Class began on March 10, 2022. Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the period shown ended July 31,

2023, is calculated using the SEC required uniform method to compute such return.

4      Class C shares commenced operations on March 2, 2022 and performance for the Class began on March 10, 2022. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5      Commenced operations on March 2, 2022 and performance for the Classes began on March 10, 2022. Performance is at net asset value.

International Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the MSCI All Country World Index ex USA Growth (Net) (USD), assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended July 31, 2023

	1 Year	Life of Class
Class A3	3.70%	-10.39%
Class C4	8.14%	-8.55%
Class F5	10.33%	-7.62%
Class F3[5]	10.38%	-7.52%
Class I5	10.36%	-7.61%
Class R3[5]	9.74%	-8.08%
Class R4[5]	10.01%	-7.86%
Class R5[5]	10.27%	-7.64%
Class R6[5]	10.38%	-7.52%

1      Reflects the deduction of the maximum initial sales charge of 5.75%.

2      Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance of the index began on June 24, 2021.

3      Class A shares commenced operations on June 18, 2021 and performance for the Class began on June 24, 2021. Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the period shown ended July 31,

2023, is calculated using the SEC required uniform method to compute such return.

4      Class C shares commenced operations on June 18, 2021 and performance for the Class began on June 24, 2021. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5      Commenced operations on June 18, 2021 and performance for the Classes began on June 24, 2021. Performance is at net asset value.

Short Duration High Yield Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the ICE BofA High Yield U.S. Corporate Cash Pay BB-B (1-5yrs) USD Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended July 31, 2023

	1 Year	Life of Class
Class A3	3.09%	5.04%
Class C4	3.83%	5.01%
Class F5	5.60%	5.94%
Class F3[5]	5.75%	6.04%
Class I5	5.60%	5.92%
Class R3[5]	5.19%	5.46%
Class R4[5]	5.46%	5.72%
Class R5[5]	5.72%	5.99%
Class R6[5]	5.74%	6.03%

1      Reflects the deduction of the maximum initial sales charge of 2.25%.

2      Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance of the index began on April 30, 2020.

3      Class A shares commenced operations on April 22, 2020 and performance for the Class began on April 30, 2020. Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the period shown ended July 31, 2023, is calculated using the SEC required uniform method to compute such return.

4      Class C shares commenced operations on April 22, 2020 and performance for the Class began on April 30, 2020. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5      Commenced operations on April 22, 2020 and performance for the Classes began on April 30, 2020. Performance is at net asset value.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2023 through July 31, 2023 for Climate Focused Bond Fund, Emerging Markets Equity Fund, International Growth Fund, Short Duration High Yield Fund, and for the period May 1, 2023, commencement of operations, through July 31, 2023 for Investment Grade Floating Rate Fund).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 2/1/23 – 7/31/23” for Climate Focused Bond Fund, Emerging Markets Equity Fund, International Growth Fund, Short Duration High Yield Fund, and “Expenses Paid During Period 5/1/23 – 7/31/23” for Investment Grade Floating Rate Fund to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Climate Focused Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	2/1/23	7/31/23	2/1/23 - 7/31/23
Class A
Actual	$1,000.00	$1,011.90	$3.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.57	$3.26
Class C
Actual	$1,000.00	$1,008.90	$6.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.55	$6.31
Class F
Actual	$1,000.00	$1,012.90	$2.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.26
Class F3
Actual	$1,000.00	$1,013.00	$2.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.61	$2.21
Class I
Actual	$1,000.00	$1,012.90	$2.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.26
Class R3
Actual	$1,000.00	$1,010.50	$4.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.08	$4.76
Class R4
Actual	$1,000.00	$1,011.70	$3.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.51
Class R5
Actual	$1,000.00	$1,012.90	$2.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.26
Class R6
Actual	$1,000.00	$1,013.00	$2.20
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.61	$2.21

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.65% for Class A, 1.26% for Class C, 0.45% for Class F, 0.44% for Class F3, 0.45% for Class I, 0.95% for Class R3, 0.70% for Class R4, 0.45% for Class R5 and 0.44% for Class R6) multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

July 31, 2023

Sector*	%**
Asset Backed Securities	0.80%
Basic Materials	1.55%
Communications	2.47%
Consumer Cyclical	3.40%
Consumer Non-cyclical	5.56%
Energy	4.84%
Financials	19.22%
Foreign Government	18.54%
Industrials	17.20%
Mortgage-Backed Securities	1.43%
Municipal	2.73%
Technology	0.67%
U.S. Government	1.68%
Utilities	17.24%
Repurchase Agreements	2.67%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Emerging Markets Equity Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	2/1/23	7/31/23	2/1/23 – 7/31/23
Class A
Actual	$1,000.00	$1,004.20	$5.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.09	$5.76
Class C
Actual	$1,000.00	$1,000.00	$9.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.37	$9.49
Class F
Actual	$1,000.00	$1,005.60	$4.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.33	$4.51
Class F3
Actual	$1,000.00	$1,006.30	$4.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.73	$4.11
Class I
Actual	$1,000.00	$1,005.60	$4.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.33	$4.51
Class R6
Actual	$1,000.00	$1,006.30	$4.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.73	$4.11

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.15% for Class A, 1.90% for Class C, 0.90% for Class F, 0.82% for Class F3, 0.90% for Class I and 0.82% for Class R6) multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

July 31, 2023

Sector*	%**
Communication Services	9.11%
Consumer Discretionary	15.66%
Consumer Staples	6.64%
Energy	5.04%
Financials	22.43%
Health Care	3.99%
Industrials	6.14%
Information Technology	22.51%
Materials	5.07%
Real Estate	2.12%
Utilities	1.29%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

International Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	2/1/23	7/31/23	2/1/23 - 7/31/23
Class A
Actual	$1,000.00	$1,053.20	$4.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.08	$4.76
Class C
Actual	$1,000.00	$1,049.40	$8.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.36	$8.50
Class F
Actual	$1,000.00	$1,054.80	$3.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.51
Class F3
Actual	$1,000.00	$1,054.70	$2.90
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.97	$2.86
Class I
Actual	$1,000.00	$1,054.80	$3.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.51
Class R3
Actual	$1,000.00	$1,051.60	$6.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.84	$6.01
Class R4
Actual	$1,000.00	$1,053.20	$4.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.08	$4.76
Class R5
Actual	$1,000.00	$1,054.00	$3.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.51
Class R6
Actual	$1,000.00	$1,055.60	$2.91
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.97	$2.86

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.95% for Class A, 1.70% for Class C, 0.70% for Class F, 0.57% for Class F3, 0.70% for Class I, 1.20% for Class R3, 0.95% for Class R4, 0.70% for Class R5 and 0.57% for Class R6) multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

July 31, 2023

Sector*	%**
Communication Services	4.48%
Consumer Discretionary	17.49%
Consumer Staples	9.39%
Energy	0.93%
Financials	8.45%
Health Care	12.31%
Industrials	17.22%
Information Technology	23.52%
Materials	5.69%
Real Estate	0.52%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Investment Grade Floating Rate Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	5/1/23	7/31/23	5/1/23 - 7/31/23
Class A
Actual	$1,000.00	$1,024.40	$1.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,011.22	$1.39
Class C
Actual	$1,000.00	$1,022.30	$3.44
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,009.20	$3.42
Class F
Actual	$1,000.00	$1,024.90	$0.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,011.72	$0.89
Class F3
Actual	$1,000.00	$1,025.55	$0.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,011.90	$0.71
Class I
Actual	$1,000.00	$1,024.90	$0.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,011.72	$0.89
Class R5
Actual	$1,000.00	$1,024.90	$0.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,011.72	$0.89
Class R6
Actual	$1,000.00	$1,024.50	$0.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,011.90	$0.71

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.55% for Class A, 1.35% for Class C, 0.35% for Class F, 0.28% for Class F3, 0.35% for Class I, 0.35% for Class R5 and 0.28% for Class R6) multiplied by the average account value over the period, multiplied by 92/365 (to reflect the period May 1, 2023, commencement of operations, to July 31, 2023).

Portfolio Holdings Presented by Sector

July 31, 2023

Sector*	%**
Asset Backed Securities	66.38%
Communications	1.90%
Consumer Cyclical	3.91%
Consumer Non-cyclical	0.39%
Financials	12.42%
Foreign Government	2.21%
Industrials	0.96%
Mortgage-Backed Securities	8.36%
U.S. Government	3.08%
Utilities	0.39%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Short Duration High Yield Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	2/1/23	7/31/23	2/1/23 - 7/31/23
Class A
Actual	$1,000.00	$1,029.00	$3.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.57	$3.26
Class C
Actual	$1,000.00	$1,026.80	$6.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.40	$6.46
Class F
Actual	$1,000.00	$1,030.00	$2.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.26
Class F3
Actual	$1,000.00	$1,030.20	$2.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.71	$2.11
Class I
Actual	$1,000.00	$1,030.00	$2.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.26
Class R3
Actual	$1,000.00	$1,027.50	$4.78
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.08	$4.76
Class R4
Actual	$1,000.00	$1,028.80	$3.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.51
Class R5
Actual	$1,000.00	$1,030.10	$2.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.26
Class R6
Actual	$1,000.00	$1,030.20	$2.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.71	$2.11

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.65% for Class A, 1.29% for Class C, 0.45% for Class F, 0.42% for Class F3, 0.45% for Class I, 0.95% for Class R3, 0.70% for Class R4, 0.45% for Class R5 and 0.42% for Class R6) multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

July 31, 2023

Sector*	%**
Asset Backed Securities	3.68%
Basic Materials	3.92%
Communications	9.05%
Consumer, Cyclical	23.79%
Consumer, Non-cyclical	10.34%
Diversified	0.39%
Energy	18.52%
Financial	8.89%
Industrial	13.15%
Mortgage-Backed Securities	0.63%
Technology	3.66%
Utilities	2.65%
Repurchase Agreements	1.33%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Schedule of Investments

CLIMATE FOCUSED BOND FUND July 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
LONG-TERM INVESTMENTS 95.30%

ASSET-BACKED SECURITIES 0.78%

Automobiles
Tesla Auto Lease Trust Series 2021-A Class B†	1.02%	3/20/2025		$100,000	$98,399
Tesla Auto Lease Trust Series 2023-A Class A3†	5.89%	6/22/2026		50,000	49,955
Total Asset-Backed Securities (cost $150,175)					148,354

CONVERTIBLE BONDS 0.59%

Auto Manufacturers 0.18%
Lucid Group, Inc.†	1.25%	12/15/2026		12,000	8,061
NIO, Inc. (China)(a)	0.50%	2/1/2027		8,000	7,001
Rivian Automotive, Inc.†	4.625%	3/15/2029		12,000	19,398
Total					34,460

Energy-Alternate Sources 0.33%
Array Technologies, Inc.	1.00%	12/1/2028		8,000	8,248
NextEra Energy Partners LP†	Zero Coupon	6/15/2024		34,000	32,130
Plug Power, Inc.	3.75%	6/1/2025		3,000	7,932
Sunrun, Inc.	Zero Coupon	2/1/2026		20,000	14,822
Total					63,132

REITS 0.08%
HAT Holdings I LLC/HAT Holdings II LLC†	Zero Coupon	5/1/2025		15,000	14,434
Total Convertible Bonds (cost $135,456)					112,026

CORPORATE BONDS 69.34%

Agriculture 0.28%
Darling Ingredients, Inc.†	6.00%	6/15/2030		53,000	52,251

Auto Manufacturers 1.32%
Ford Motor Co.	3.25%	2/12/2032		48,000	37,993
Hyundai Capital America†	5.80%	6/26/2025		112,000	112,124
Volvo Car AB(b)	2.50%	10/7/2027	EUR	100,000	101,146
Total					251,263

Auto Parts & Equipment 1.23%
Aptiv PLC (Ireland)(a)	4.35%	3/15/2029		$35,000	33,839
BorgWarner, Inc.	3.375%	3/15/2025		65,000	62,646
Dana, Inc.	4.25%	9/1/2030		48,000	41,060
ZF Finance GmbH(b)	2.25%	5/3/2028	EUR	100,000	96,137
Total					233,682

24	See Notes to Financial Statements.

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Banks 11.10%
ABN AMRO Bank NV(b)	3.00%		6/1/2032	EUR	100,000	$103,338
AIB Group PLC(b)	0.50% (1 yr. EUR Swap + 0.75%	)#	11/17/2027	EUR	100,000	97,248
Bank of America Corp.	2.456% (3 mo. USD Term SOFR + 1.13%	)#	10/22/2025		$210,000	201,876
Bank of Ireland Group PLC(b)	0.375% (1 yr. EUR Swap + 0.77%	)#	5/10/2027	EUR	100,000	98,440
Bank of Nova Scotia (Canada)(a)	0.65%		7/31/2024		$125,000	118,899
BNP Paribas SA(b)	1.125%		8/28/2024	EUR	200,000	213,703
BNP Paribas SA (France)†(a)	1.675% (SOFR + 0.91%	)#	6/30/2027		$200,000	178,457
Caixa Geral de Depositos SA(b)	2.875% (1 yr. EUR Swap + 1.40%	)#	6/15/2026	EUR	100,000	106,429
CaixaBank SA(b)	1.25% (5 yr. EUR Swap + 1.63%	)#	6/18/2031	EUR	100,000	97,687
Danske Bank AS(b)	0.75% (1 yr. EURIBOR ICE Swap + 0.88%	)#	6/9/2029	EUR	100,000	92,463
ING Groep NV(b)	0.875% (5 yr. EURIBOR ICE Swap + 1.15%	)#	6/9/2032	EUR	100,000	94,035
Intesa Sanpaolo SpA(b)	0.75%		3/16/2028	EUR	100,000	95,347
JPMorgan Chase & Co.	0.768% (SOFR + 0.49%	)#	8/9/2025		$221,000	209,251
Landesbank Baden-Wuerttemberg(b)	1.50%		2/3/2025	GBP	100,000	119,349
Royal Bank of Canada (Canada)(a)	1.15%		7/14/2026		$100,000	89,369
Standard Chartered PLC (United Kingdom)†(a)	1.214% (1 yr. CMT + 0.88%	)#	3/23/2025		200,000	192,935
Total						2,108,826

Biotechnology 0.27%
Amgen, Inc.	3.00%		2/22/2029		56,000	50,784

Building Materials 1.56%
Eco Material Technologies, Inc.†	7.875%		1/31/2027		25,000	23,906
Emerald Debt Merger Sub LLC†(b)	6.375%		12/15/2030	EUR	100,000	110,293
Johnson Controls International PLC(b)	4.25%		5/23/2035	EUR	100,000	110,998
Owens Corning	3.95%		8/15/2029		$55,000	51,539
Total						296,736

Chemicals 1.01%
Air Liquide Finance SA(b)	0.375%		5/27/2031	EUR	100,000	88,895
Itelyum Regeneration SpA(b)	4.625%		10/1/2026	EUR	100,000	102,369
Total						191,264

See Notes to Financial Statements.	25

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2023

Investments	Interest Rate		Maturity Date		Principal Amount		Fair Value
Commercial Services 1.87%
Bureau Veritas SA(b)	1.875%		1/6/2025		EUR	100,000	$106,579
Global Payments, Inc.	3.20%		8/15/2029			$29,000	25,578
Massachusetts Institute of Technology	3.959%		7/1/2038			75,000	68,517
Quanta Services, Inc.	2.35%		1/15/2032			75,000	59,460
Techem Verwaltungsgesellschaft 674 mbH(b)	6.00%		7/30/2026		EUR	87,920	95,645
Total							355,779

Cosmetics/Personal Care 0.45%
Essity AB(b)	0.25%		2/8/2031		EUR	100,000	84,848

Distribution/Wholesale 0.52%
Rexel SA(b)	2.125%		6/15/2028		EUR	100,000	98,815

Diversified Financial Services 0.52%
LeasePlan Corp. NV(b)	0.25%		2/23/2026		EUR	100,000	99,422

Electric 14.09%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates)†(a)	4.696%		4/24/2033			$200,000	199,066
AES Corp.	2.45%		1/15/2031			60,000	48,956
AES Corp.	5.45%		6/1/2028			56,000	55,532
Atlantica Sustainable Infrastructure PLC (United Kingdom)†(a)	4.125%		6/15/2028			200,000	181,326
CenterPoint Energy Houston Electric LLC	5.30%		4/1/2053			96,000	97,842
Clearway Energy Operating LLC†	3.75%		2/15/2031			75,000	62,227
Drax Finco PLC(b)	2.625%		11/1/2025		EUR	100,000	105,006
EDP Finance BV (Netherlands)†(a)	6.30%		10/11/2027			$200,000	206,611
Electricite de France SA(b)	1.00%		11/29/2033		EUR	100,000	81,172
Enel Finance International NV (Netherlands)†(a)	2.25%		7/12/2031			$200,000	158,491
Engie SA(b)	0.375%		6/21/2027		EUR	100,000	97,487
Iberdrola Finanzas SA(b)	1.375%		3/11/2032		EUR	100,000	94,443
Iberdrola International BV(b)	1.45% (5 yr. EUR Swap + 1.83%	)#	–	(c)	EUR	100,000	96,621
Ignitis Grupe AB(b)	2.00%		5/21/2030		EUR	100,000	92,638
Leeward Renewable Energy Operations LLC†	4.25%		7/1/2029			$82,000	72,673
Liberty Utilities Finance GP 1†	2.05%		9/15/2030			70,000	54,693
MidAmerican Energy Co.	3.95%		8/1/2047			65,000	52,518
NextEra Energy Capital Holdings, Inc.	1.90%		6/15/2028			47,000	40,646
NextEra Energy Operating Partners LP†	4.50%		9/15/2027			56,000	52,513

26	See Notes to Financial Statements.

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Electric (continued)
Northern States Power Co.	2.60%		6/1/2051		$50,000	$31,664
Pattern Energy Operations LP/Pattern Energy Operations, Inc.†	4.50%		8/15/2028		49,000	44,567
Ren Finance BV(b)	0.50%		4/16/2029	EUR	100,000	92,526
Solar Star Funding LLC†	5.375%		6/30/2035		$77,757	75,330
Southwestern Public Service Co.	3.75%		6/15/2049		50,000	38,316
SSE PLC(b)	0.875%		9/6/2025	EUR	100,000	103,547
Star Energy Geothermal Wayang Windu Ltd. (Indonesia)(a)	6.75%		4/24/2033		$162,160	159,544
TenneT Holding BV(b)	0.125%		11/30/2032	EUR	100,000	83,664
TransAlta Corp. (Canada)(a)	7.75%		11/15/2029		$48,000	49,854
Tucson Electric Power Co.	1.50%		8/1/2030		60,000	47,061
Vattenfall AB(b)	0.50%		6/24/2026	EUR	100,000	100,426
Total						2,676,960

Electrical Components & Equipment 2.21%
Nexans SA(b)	5.50%		4/5/2028	EUR	100,000	114,730
Schneider Electric SE(b)	0.25%		3/11/2029	EUR	100,000	92,344
Schneider Electric SE(b)	1.841%		10/13/2025	EUR	100,000	105,559
Signify NV(b)	2.00%		5/11/2024	EUR	100,000	108,059
Total						420,692

Electronics 0.50%
Amphenol Corp.	2.80%		2/15/2030		$50,000	43,892
Hubbell, Inc.	3.50%		2/15/2028		55,000	51,507
Total						95,399

Energy-Alternate Sources 4.01%
Continental Wind LLC†	6.00%		2/28/2033		53,469	54,040
EEW Energy from Waste GmbH(b)	0.361%		6/30/2026	EUR	100,000	96,873
Greenko Solar Mauritius Ltd. (Mauritius)(a)	5.55%		1/29/2025		$200,000	194,100
Scatec ASA†(b)	5.888% (3 mo. EUR EURIBOR + 2.50%	)#	8/19/2025	EUR	100,000	103,078
Sunnova Energy Corp.†	5.875%		9/1/2026		$50,000	44,944
Sweihan PV Power Co. PJSC (United Arab Emirates)†(a)	3.625%		1/31/2049		193,902	156,053
TerraForm Power Operating LLC†	4.75%		1/15/2030		55,000	48,583
Topaz Solar Farms LLC†	5.75%		9/30/2039		65,246	63,021
Total						760,692

See Notes to Financial Statements.	27

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Engineering & Construction 0.27%
Jacobs Engineering Group, Inc.	5.90%		3/1/2033		$51,000	$50,423

Environmental Control 2.79%
Clean Harbors, Inc.†	6.375%		2/1/2031		53,000	53,301
Derichebourg SA(b)	2.25%		7/15/2028	EUR	100,000	95,688
FCC Servicios Medio Ambiente Holding SAU(b)	1.661%		12/4/2026	EUR	100,000	101,265
GFL Environmental, Inc. (Canada)†(a)	5.125%		12/15/2026		$40,000	38,937
Madison IAQ LLC†	5.875%		6/30/2029		54,000	45,361
Paprec Holding SA†(b)	3.50%		7/1/2028	EUR	100,000	100,155
Seche Environnement SA(b)	2.25%		11/15/2028	EUR	100,000	96,120
Total						530,827

Equity Real Estate 0.58%
Vonovia SE(b)	5.00%		11/23/2030	EUR	100,000	110,865

Food 0.47%
Kerry Group Financial Services Unltd. Co.(b)	0.875%		12/1/2031	EUR	100,000	89,368

Health Care-Services 0.52%
Kaiser Foundation Hospitals	3.15%		5/1/2027		$67,000	63,126
Seattle Children’s Hospital	2.719%		10/1/2050		55,000	35,516
Total						98,642

Insurance 0.98%
AXA SA(b)	1.375% (3 mo. EUR EURIBOR + 2.40%	)#	10/7/2041	EUR	100,000	85,064
PartnerRe Ireland Finance DAC(b)	1.25%		9/15/2026	EUR	100,000	100,617
Total						185,681

Machinery-Diversified 0.56%
Mueller Water Products, Inc.†	4.00%		6/15/2029		$59,000	52,630
nVent Finance Sarl (Luxembourg)(a)	2.75%		11/15/2031		67,000	53,366
Total						105,996

Media 0.86%
VZ Secured Financing BV (Netherlands)†(a)	5.00%		1/15/2032		200,000	162,710

Metal Fabricate-Hardware 0.25%
Advanced Drainage Systems, Inc.†	5.00%		9/30/2027		50,000	47,802

Mining 0.51%
Novelis Sheet Ingot GmbH†(b)	3.375%		4/15/2029	EUR	100,000	97,137

28	See Notes to Financial Statements.

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Miscellaneous Manufacturing 1.04%
Eaton Corp.	4.15%		3/15/2033		$62,000	$58,746
Pentair Finance Sarl (Luxembourg)(a)	4.50%		7/1/2029		45,000	42,591
Wabtec Transportation Netherlands BV(b)	1.25%		12/3/2027	EUR	100,000	96,780
Total						198,117

Multi-National 2.79%
Inter-American Development Bank	5.555% (SOFR + 0.28%	)#	4/12/2027		$200,000	199,571
International Bank for Reconstruction & Development	5.384% (SOFR + 0.18%	)#	6/15/2026		100,000	99,774
International Finance Corp.	5.343% (SOFR + 0.09%	)#	4/3/2024		230,000	229,999
Total						529,344

Municipal 1.27%
Transport for London(b)	2.125%		4/24/2025	GBP	200,000	240,681

Packaging & Containers 2.31%
Canpack SA/Canpack U.S. LLC (Poland)†(a)	3.125%		11/1/2025		$200,000	185,526
OI European Group BV(b)	2.875%		2/15/2025	EUR	100,000	107,594
Owens-Brockway Glass Container, Inc.†	7.25%		5/15/2031		$56,000	56,979
Smurfit Kappa Treasury ULC(b)	0.50%		9/22/2029	EUR	100,000	88,899
Total						438,998

Pharmaceuticals 0.65%
Eli Lilly & Co.(b)	0.50%		9/14/2033	EUR	100,000	83,836
Pfizer, Inc.	2.625%		4/1/2030		$45,000	39,792
Total						123,628

REITS 1.53%
Digital Dutch Finco BV(b)	1.00%		1/15/2032	EUR	100,000	82,234
Equinix, Inc.(b)	1.00%		3/15/2033	EUR	100,000	83,624
Goodman U.S. Finance Five LLC†	4.625%		5/4/2032		$48,000	43,848
HAT Holdings I LLC/HAT Holdings II LLC†	3.75%		9/15/2030		46,000	36,842
Weyerhaeuser Co.	6.875%		12/15/2033		40,000	43,979
Total						290,527

Semiconductors 0.66%
Infineon Technologies AG(b)	1.625%		6/24/2029	EUR	100,000	97,885
Micron Technology, Inc.	2.703%		4/15/2032		$34,000	26,989
Total						124,874

See Notes to Financial Statements.	29

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2023

Investments	Interest Rate		Maturity Date		Principal Amount		Fair Value
Sovereign 1.56%
European Union(b)	1.25%		2/4/2043		EUR	380,000	$296,768

Telecommunications 1.56%
NTT Finance Corp. (Japan)†(a)	4.372%		7/27/2027			$200,000	195,016
Vmed O2 U.K. Financing I PLC†(b)	4.50%		7/15/2031		GBP	100,000	102,031
Total							297,047

Transportation 4.60%
Brambles Finance PLC(b)	4.25%		3/22/2031		EUR	100,000	110,951
Central Japan Railway Co. (Japan)(a)	2.20%		10/2/2024			$400,000	383,454
Ferrovie dello Stato Italiane SpA(b)	0.375%		3/25/2028		EUR	100,000	94,784
Getlink SE(b)	3.50%		10/30/2025		EUR	100,000	108,221
Hamburger Hochbahn AG(b)	0.125%		2/24/2031		EUR	100,000	86,918
Ile-de-France Mobilites(b)	0.40%		5/28/2031		EUR	100,000	88,704
Total							873,032

Water 2.64%
American Water Capital Corp.	2.80%		5/1/2030			$62,000	54,188
Bazalgette Finance PLC(b)	2.75%		3/10/2034		GBP	100,000	97,895
Canal De Isabel II SA MP(b)	1.68%		2/26/2025		EUR	100,000	106,050
Suez SACA(b)	2.875%		5/24/2034		EUR	100,000	96,912
United Utilities PLC (United Kingdom)(a)	6.875%		8/15/2028			$50,000	53,801
Veolia Environnement SA(b)	2.50% (5 yr. EUR Swap + 2.84%	)#	–	(c)	EUR	100,000	92,561
Total							501,407
Total Corporate Bonds (cost $14,103,245)							13,171,287

FLOATING RATE LOANS(d) 0.95%

Building & Construction 0.17%
Legence Holdings LLC 2021 Term Loan	9.169% (1 mo. USD Term SOFR + 3.75%	)	12/16/2027			$19,350	19,280
Thermostat Purchaser III, Inc. Term Loan	9.914% (3 mo. USD Term SOFR + 4.50%	)	8/31/2028			13,757	13,482
Total							32,762

Building Materials 0.09%
Zurn Holdings, Inc. 2021 Term Loan B	7.319% (3 mo. USD Term SOFR + 2.00%	)	10/4/2028			16,784	16,798
Electric: Generation 0.15%
ExGen Renewables IV LLC 2020 Term Loan	8.025% (3 mo. USD Term SOFR + 2.50%	)	12/15/2027			27,838	27,743

30	See Notes to Financial Statements.

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Energy: Alternate Sources 0.14%
TerraForm Power Operating LLC 2023 Term Loan B	7.842% (3 mo. USD Term SOFR + 2.50%	)	5/21/2029		$27,710	$27,563

Environmental 0.14%
Bingo Industries Ltd. Term Loan (Australia)(a)	9.003% (3 mo. USD Term SOFR + 3.50%	)	7/14/2028		29,475	26,435

Integrated Energy 0.10%
Esdec Solar Group BV Term Loan B (Netherlands)(a)	9.96% (3 mo. USD LIBOR + 4.75%	)	8/30/2028		19,049	19,096

Machinery 0.16%
Array Technologies, Inc. Term Loan B	8.675% (3 mo. USD Term SOFR + 3.25%	)	10/14/2027		29,756	29,660
Total Floating Rate Loans (cost $182,646)						180,057

FOREIGN GOVERNMENT OBLIGATIONS 17.92%

Finland 0.51%
Nordic Investment Bank(b)	Zero Coupon		4/30/2027	EUR	100,000	97,863

France 3.09%
Action Logement Services(b)	0.50%		10/30/2034	EUR	200,000	158,921
French Republic Government Bonds OAT†(b)	0.50%		6/25/2044	EUR	20,000	12,780
French Republic Government Bonds OAT†(b)	1.75%		6/25/2039	EUR	100,000	89,822
SNCF Reseau(b)	0.75%		5/25/2036	EUR	100,000	78,462
Societe Du Grand Paris EPIC(b)	0.30%		9/2/2036	EUR	100,000	72,558
Societe Du Grand Paris EPIC(b)	1.125%		5/25/2034	EUR	200,000	173,680
Total						586,223

Germany 3.80%
Bundesrepublik Deutschland Bundesanleihe(b)	Zero Coupon		8/15/2030	EUR	253,315	235,841
Bundesrepublik Deutschland Bundesanleihe(b)	Zero Coupon		8/15/2031	EUR	127,000	115,478
Bundesrepublik Deutschland Bundesanleihe(b)	Zero Coupon		8/15/2050	EUR	404,309	229,846
Bundesrepublik Deutschland Bundesanleihe(b)	Zero Coupon		8/15/2052	EUR	263,000	141,438
Total						722,603

Hong Kong 1.06%
Hong Kong Government International Bonds†(a)	4.50%		1/11/2028		$200,000	200,454

Italy 0.53%
Italy Buoni Poliennali Del Tesoro†(b)	1.50%		4/30/2045	EUR	149,000	100,076

See Notes to Financial Statements.	31

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Japan 2.97%
Development Bank of Japan, Inc.(a)	4.375%		9/22/2025		$200,000	$196,518
Japan Bank for International Cooperation(a)	1.625%		1/20/2027		200,000	179,710
Japan Finance Organization for Municipalities(b)	0.01%		2/2/2028	EUR	200,000	188,471
Total						564,699

Netherlands 2.00%
Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV(b)	3.00%		10/25/2027	EUR	200,000	218,776
Nederlandse Waterschapsbank NV(a)	1.00%		5/28/2030		$200,000	160,435
Total						379,211

South Korea 1.00%
Industrial Bank of Korea†(a)	0.625%		9/17/2024		200,000	189,189

Spain 1.53%
Adif Alta Velocidad(b)	0.55%		4/30/2030	EUR	200,000	179,224
Autonomous Community of Madrid(b)	0.419%		4/30/2030	EUR	75,000	67,305
Spain Government Bonds†(b)	1.00%		7/30/2042	EUR	66,000	45,046
Total						291,575

Sweden 1.43%
Kommuninvest I Sverige AB(a)	0.375%		6/19/2024		$200,000	190,893
Sweden Government International Bonds(b)	0.125%		9/9/2030	SEK	1,000,000	80,461
Total						271,354
Total Foreign Government Obligations (cost $3,721,187)						3,403,247

GOVERNMENT SPONSORED ENTERPRISES COLLATERALIZED MORTGAGE OBLIGATIONS 0.47%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Class A2 (Cost $90,138)	3.123%	#(e)	8/25/2032		$100,000	88,780

MUNICIPAL BONDS 2.67%

Sales Tax 0.32%
Dallas Area Rapid Transit TX	2.534%		12/1/2036		80,000	61,036

Tax Revenue 0.10%
Regional Transportation District Sales Tax Revenue CO	2.337%		11/1/2036		25,000	18,637

32	See Notes to Financial Statements.

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Taxable Revenue - Water & Sewer 2.03%
City of Aurora Water Revenue CO	2.348%		8/1/2036	$30,000	$23,074
City of Dallas Waterworks & Sewer System Revenue TX	2.772%		10/1/2040	75,000	55,573
City of Los Angeles Wastewater System Revenue CA	5.713%		6/1/2039	50,000	52,442
City of Philadelphia Water & Wastewater Revenue PA	1.734%		11/1/2028	40,000	34,287
City of San Francisco Public Utilities Commission Water Revenue CA	6.00%		11/1/2040	100,000	105,805
Metropolitan Government of Nashville & Davidson County Water & Sewer Revenue TN	2.611%		7/1/2036	20,000	15,388
New York City Municipal Water Finance Authority NY	5.75%		6/15/2041	50,000	53,982
San Diego County Water Authority CA	1.951%		5/1/2034	60,000	45,604
Total					386,155

Transportation 0.22%
Metropolitan Transportation Authority NY	5.175%		11/15/2049	45,000	41,388
Total Municipal Bonds (cost $660,121)					507,216

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 1.40%
Federal Home Loan Mortgage Corp. Multifamily ML Certificates Series 2023-ML15 Class A	4.14%	#(e)	1/25/2040	49,929	46,226
JPMorgan Chase Commercial Mortgage Securities Trust Series 2021-1440 Class B†	7.087% (1 mo. USD Term SOFR + 1.86%	)#	3/15/2036	110,000	93,460
NYO Commercial Mortgage Trust Series 2021-1290 Class A†	6.432% (1 mo. USD Term SOFR + 1.21%	)#	11/15/2038	50,000	45,600
One Bryant Park Trust Series 2019-OBP Class A†	2.516%		9/15/2054	100,000	81,715
Total Non-Agency Commercial Mortgage-Backed Securities (cost $308,673)					267,001

U.S. TREASURY OBLIGATIONS 1.18%
U.S. Treasury Bonds (cost $227,969)	3.625%		5/15/2053	239,000	223,316
Total Long-Term Investments (cost $19,579,610)					18,101,284

See Notes to Financial Statements.	33

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2023

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 2.62%

REPURCHASE AGREEMENTS 2.62%
Repurchase Agreement dated 7/31/2023, 2.800% due 8/1/2023 with Fixed Income Clearing Corp. collateralized by $555,300 of U.S. Treasury Note at 2.375% due 5/15/2029; value: $507,432; proceeds: $497,443 (cost $497,404)	$497,404	$497,404
Total Investments in Securities 97.92% (cost $20,077,014)		18,598,688
Other Assets and Liabilities – Net(f) 2.08%		395,525
Net Assets 100.00%		$18,994,213

EUR	Euro.
GBP	British Pound.
SEK	Swedish Krona.
CMT	Constant Maturity Rate.
EURIBOR	Euro Interbank Offered Rate.
ICE	Intercontinental Exchange.
LIBOR	London Interbank Offered Rate.
REITS	Real Estate Investment Trusts.
SOFR	Secured Overnight Financing Rate.

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At July 31, 2023, the total value of Rule 144A securities was $4,545,976, which represents 23.93% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at July 31, 2023.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	Security is perpetual in nature and has no stated maturity.
(d)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the Secured Overnight Financing Rate (“SOFR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at July 31, 2023.
(e)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(f)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and futures contracts as follows:

34	See Notes to Financial Statements.

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2023

Forward Foreign Currency Exchange Contracts at July 31, 2023:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Euro	Buy	State Street Bank and Trust	9/13/2023	61,000	$66,546	$67,206	$660
Euro	Buy	State Street Bank and Trust	9/13/2023	64,000	70,072	70,511	439
Euro	Buy	Toronto Dominion Bank	9/13/2023	87,000	95,757	95,851	94
Swedish krona	Buy	State Street Bank and Trust	8/7/2023	2,010,000	183,824	190,994	7,170
Euro	Sell	State Street Bank and Trust	9/13/2023	72,000	79,501	79,325	176
Euro	Sell	State Street Bank and Trust	9/13/2023	136,000	150,531	149,835	696
Euro	Sell	Toronto Dominion Bank	9/13/2023	82,000	92,415	90,342	2,073
Swedish krona	Sell	Morgan Stanley	8/7/2023	2,836,000	277,849	269,482	8,367
Total Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$19,675

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Euro	Buy	Morgan Stanley	9/13/2023	89,000	$99,327	$98,054	$(1,273)
Euro	Buy	State Street Bank and Trust	9/13/2023	50,000	55,165	55,087	(78)
British pound	Sell	State Street Bank and Trust	9/8/2023	436,000	542,588	559,637	(17,049)
Euro	Sell	Morgan Stanley	9/13/2023	7,745,000	8,366,304	8,532,917	(166,613)
Euro	Sell	State Street Bank and Trust	9/13/2023	44,000	47,677	48,476	(799)
Euro	Sell	State Street Bank and Trust	9/13/2023	17,000	18,542	18,729	(187)
Total Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(185,999)

See Notes to Financial Statements.	35

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2023

Futures Contracts at July 31, 2023:

Type	Expiration	Contracts	Position	Notional Amount		Notional Value		Unrealized Appreciation
U.S. 10-Year Ultra Treasury Bond	September 2023	5	Short		$(598,962)		$(584,922)	$14,040
U.S. 5-Year Treasury Note	September 2023	21	Short		(2,293,600)		(2,243,226)	50,374
U.S. Long Bond	September 2023	2	Short		(254,055)		(248,875)	5,180
Total Unrealized Appreciation on Futures Contracts								$69,594

Type	Expiration	Contracts	Position		Notional Amount	Notional Value		Unrealized Depreciation
Euro-Bobl	September 2023	7	Long	EUR	818,450	EUR	811,230	$(7,939)
Euro-Bund	September 2023	11	Long		1,479,452		1,463,000	(18,089)
Euro-Buxl	September 2023	2	Long		276,643		269,160	(8,227)
U.S. Ultra Treasury Bond	September 2023	1	Long		$134,874		$132,219	(2,655)
Total Unrealized Depreciation on Futures Contracts								$(36,910)

The following is a summary of the inputs used as of July 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$148,354	$–	$148,354
Convertible Bonds	–	112,026	–	112,026
Corporate Bonds	–	13,171,287	–	13,171,287
Floating Rate Loans	–	180,057	–	180,057
Foreign Government Obligations	–	3,403,247	–	3,403,247
Government Sponsored Enterprises Collateralized Mortgage Obligations	–	88,780	–	88,780
Municipal Bonds	–	507,216	–	507,216
Non-Agency Commercial Mortgage-Backed Securities	–	267,001	–	267,001
U.S. Treasury Obligations	–	223,316	–	223,316
Short-Term Investments
Repurchase Agreements	–	497,404	–	497,404
Total	$–	$18,598,688	$–	$18,598,688

36	See Notes to Financial Statements.

Schedule of Investments (concluded)

CLIMATE FOCUSED BOND FUND July 31, 2023

Investment Type(2)	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$19,675	$–	$19,675
Liabilities	–	(185,999)	–	(185,999)
Futures Contracts
Assets	69,594	–	–	69,594
Liabilities	(36,910)	–	–	(36,910)
Total	$32,684	$(166,324)	$–	$(133,640)

(1)	Refer to Note 2(p) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

See Notes to Financial Statements.	37

Schedule of Investments

EMERGING MARKETS EQUITY FUND July 31, 2023

Investments	Shares	U.S. $ Fair Value
LONG-TERM INVESTMENTS 96.73%

COMMON STOCKS 93.55%

Australia 1.37%

Metals & Mining
BHP Group Ltd.	2,185	$68,001

Austria 0.83%

Banks
Erste Group Bank AG	1,092	41,273

Brazil 3.55%

Broadline Retail 1.30%
MercadoLibre, Inc.*	52	64,379

Capital Markets 0.94%
B3 SA - Brasil Bolsa Balcao	14,781	46,574

Metals & Mining 0.40%
Vale SA	1,365	19,964

Pharmaceuticals 0.91%
Hypera SA	4,905	44,872
Total Brazil		175,789

Canada 0.43%

Metals & Mining
Capstone Copper Corp.*	4,041	21,114

China 25.82%

Automobiles 2.67%
BYD Co. Ltd. Class H	3,714	132,285

Banks 2.64%
China Construction Bank Corp. Class H	130,115	75,839
Industrial & Commercial Bank of China Ltd. Class H	112,198	54,789
		130,628
Investments	Shares	U.S. $ Fair Value
China (continued)

Beverages 2.42%
China Resources Beer Holdings Co. Ltd.	7,150	$46,066
Kweichow Moutai Co. Ltd. Class A	280	73,908
		119,974

Broadline Retail 3.94%
Alibaba Group Holding Ltd.*	9,565	122,235
JD.com, Inc. Class A	1,637	33,892
PDD Holdings, Inc. ADR*	431	38,712
		194,839

Electrical Equipment 1.74%
Contemporary Amperex Technology Co. Ltd. Class A	800	26,673
NARI Technology Co. Ltd. Class A	17,520	59,670
		86,343

Entertainment 1.33%
NetEase, Inc.	3,014	65,646

Hotels, Restaurants & Leisure 2.11%
Meituan Class B†*	2,138	40,815
Yum China Holdings, Inc.	1,031	63,489
		104,304

Insurance 1.65%
Ping An Insurance Group Co. of China Ltd. Class H	11,181	81,473

Interactive Media & Services 3.99%
Tencent Holdings Ltd.	4,300	197,633

Machinery 0.66%
Sinotruk Hong Kong Ltd.	15,455	32,473

Marine Transportation 0.52%
SITC International Holdings Co. Ltd.	11,724	25,689

38	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS EQUITY FUND July 31, 2023

Investments	Shares	U.S. $ Fair Value
China (continued)

Real Estate Management & Development 0.93%
KE Holdings, Inc. ADR*	2,652	$46,198

Textiles, Apparel & Luxury Goods 1.22%
ANTA Sports Products Ltd.	5,088	60,298
Total China		1,277,783

France 0.96%

Textiles, Apparel & Luxury Goods
LVMH Moet Hennessy Louis Vuitton SE	51	47,367

Germany 0.45%

Semiconductors & Semiconductor Equipment
Infineon Technologies AG	505	22,187

Greece 0.82%

Banks
National Bank of Greece SA*	5,928	40,824

Hong Kong 1.32%

Insurance
AIA Group Ltd.	3,661	36,627
Prudential PLC	2,068	28,717
		65,344

India 17.19%

Automobiles 1.20%
Maruti Suzuki India Ltd.	496	59,274

Banks 3.92%
Axis Bank Ltd.	3,579	41,550
Federal Bank Ltd.*	14,194	23,445
HDFC Bank Ltd.	3,035	60,931
ICICI Bank Ltd. ADR	2,770	68,059
		193,985
Investments	Shares	U.S. $ Fair Value
India (continued)

Chemicals 0.89%
Asian Paints Ltd.	1,066	$43,789

Electric: Utilities 1.25%
Power Grid Corp. of India Ltd.	19,131	61,941

Financial Services 0.12%
Jio Financial Services Ltd.*	3,647	5,897	(a)

Health Care Providers & Services 1.05%
Max Healthcare Institute Ltd.*	7,179	51,961

Machinery 0.75%
Ashok Leyland Ltd.	16,634	37,225

Oil, Gas & Consumable Fuels 2.29%
Reliance Industries Ltd.	3,647	113,214

Personal Care Products 0.49%
Hindustan Unilever Ltd.	776	24,173

Pharmaceuticals 1.04%
Torrent Pharmaceuticals Ltd.	2,115	51,566

Real Estate Management & Development 0.62%
Phoenix Mills Ltd.	1,449	30,506

Tobacco 2.15%
ITC Ltd.	18,800	106,528

Wireless Telecommunication Services 1.42%
Bharti Airtel Ltd.	6,506	70,460
Total India		850,519

Indonesia 3.69%

Banks 1.98%
Bank Central Asia Tbk PT	92,444	55,987
Bank Rakyat Indonesia Persero Tbk PT	112,422	42,092
		98,079

See Notes to Financial Statements.	39

Schedule of Investments (continued)

EMERGING MARKETS EQUITY FUND July 31, 2023

Investments	Shares	U.S. $ Fair Value
Indonesia (continued)

Broadline Retail 0.70%
Mitra Adiperkasa Tbk PT	262,123	$34,428

Diversified Telecommunication Services 1.01%
Telkom Indonesia Persero Tbk PT	203,438	50,122
Total Indonesia		182,629

Macau 1.06%

Hotels, Restaurants & Leisure
Galaxy Entertainment Group Ltd.*	7,164	52,294

Mexico 4.31%

Banks 1.14%
Grupo Financiero Banorte SAB de CV Class O	5,956	56,451

Beverages 1.35%
Fomento Economico Mexicano SAB de CV ADR	591	66,931

Real Estate Management & Development 0.50%
Corp. Inmobiliaria Vesta SAB de CV	6,771	24,565

Transportation Infrastructure 1.32%
Grupo Aeroportuario del Pacifico SAB de CV Class B	3,424	65,239
Total Mexico		213,186

Netherlands 2.01%

Oil, Gas & Consumable Fuels 1.20%
Shell PLC	1,955	59,252

Semiconductors & Semiconductor Equipment 0.81%
BE Semiconductor Industries NV	335	39,998
Total Netherlands		99,250
Investments	Shares	U.S. $ Fair Value
Peru 1.12%

Banks
Credicorp Ltd.	353	$55,439

Philippines 1.33%

Banks
BDO Unibank, Inc.	24,911	65,878

Saudi Arabia 1.05%

Banks
Saudi Awwal Bank	5,127	52,008

South Korea 11.37%

Aerospace & Defense 0.63%
LIG Nex1 Co. Ltd.	517	31,108

Chemicals 1.82%
LG Chem Ltd.	177	90,041

Life Sciences Tools & Services 0.86%
Samsung Biologics Co. Ltd.†*	71	42,633

Semiconductors & Semiconductor Equipment 2.43%
SK Hynix, Inc.	1,240	120,088

Technology Hardware, Storage & Peripherals 5.63%
Samsung Electronics Co. Ltd.	5,087	278,527
Total South Korea		562,397

Switzerland 0.32%

Machinery
VAT Group AG†	37	15,727

Taiwan 11.02%

Electronic Equipment, Instruments & Components 1.76%
Lotes Co. Ltd.	923	21,992
Unimicron Technology Corp.	11,000	64,942
		86,934

40	See Notes to Financial Statements.

Schedule of Investments (continued)

EMERGING MARKETS EQUITY FUND July 31, 2023

Investments	Shares	U.S. $ Fair Value
Taiwan (continued)

Semiconductors & Semiconductor Equipment 8.32%
Alchip Technologies Ltd.	250	$15,913
Realtek Semiconductor Corp.	900	12,361
Taiwan Semiconductor Manufacturing Co. Ltd.	21,222	383,218
		411,492

Technology Hardware, Storage & Peripherals 0.94%
Quanta Computer, Inc.	6,141	46,720
Total Taiwan		545,146

Thailand 1.05%

Wireless Telecommunication Services
Advanced Info Service PCL	7,900	51,930

United Kingdom 1.04%

Banks
HSBC Holdings PLC	6,122	51,233

United States 1.44%

Semiconductors & Semiconductor Equipment
NVIDIA Corp.	153	71,495
Total Common Stocks (cost $4,275,915)		4,628,813
Investments	Shares	U.S. $ Fair Value
PREFERRED STOCKS 3.18%

Brazil 3.18%

Banks 1.79%
Banco Bradesco SA	25,055	$88,272

Oil, Gas & Consumable Fuels 1.39%
Petroleo Brasileiro SA	10,471	68,888
Total Brazil (cost $139,316)		157,160

Total Long-Term Investments 96.73% (cost $4,415,231)		4,785,973
Other Assets and Liabilities – Net 3.27%		161,858
Net Assets 100.00%		$4,947,831

ADR	American Depositary Receipt.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At July 31, 2023, the total value of Rule 144A securities was $99,175, which represents 2.00% of net assets.
(a)	Level 3 Investment as described in Note 2(p) in the Notes to Financials. Security fair valued by the Pricing Committee.

See Notes to Financial Statements.	41

Schedule of Investments (concluded)

EMERGING MARKETS EQUITY FUND July 31, 2023

The following is a summary of the inputs used as of July 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Brazil	$175,789	$–	$–	$175,789
Canada	21,114	–	–	21,114
China	84,910	1,192,873	–	1,277,783
India	68,059	776,563	5,897	850,519
Mexico	213,186	–	–	213,186
Peru	55,439	–	–	55,439
Thailand	51,930	–	–	51,930
United States	71,495	–	–	71,495
Remaining Countries	–	1,911,558	–	1,911,558
Preferred Stocks	157,160	–	–	157,160
Total	$899,082	$3,880,994	$5,897	$4,785,973

(1)	Refer to Note 2(p) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

42	See Notes to Financial Statements.

Schedule of Investments

INTERNATIONAL GROWTH FUND July 31, 2023

Investments	Shares	U.S. $ Fair Value
LONG-TERM INVESTMENTS 94.99%

COMMON STOCKS 94.99%

Australia 3.60%

Hotels, Restaurants & Leisure 1.35%
Flutter Entertainment PLC*	202	$40,205

Metals & Mining 0.90%
BHP Group Ltd.	865	26,920

Software 1.35%
WiseTech Global Ltd.	700	40,424
Total Australia		107,549

Brazil 1.24%

Broadline Retail
MercadoLibre, Inc.*	30	37,142

Canada 2.90%

Ground Transportation 0.87%
Canadian Pacific Kansas City Ltd.	316	26,001

Information Technology Services 2.03%
Shopify, Inc. Class A*	898	60,687
Total Canada		86,688

China 4.75%

Automobiles 1.02%
BYD Co. Ltd. Class H	850	30,275

Beverages 0.57%
China Resources Beer Holdings Co. Ltd.	2,646	17,048

Broadline Retail 0.92%
Alibaba Group Holding Ltd.*	2,156	27,552

Interactive Media & Services 2.24%
Tencent Holdings Ltd.	1,457	66,966
Total China		141,841
Investments	Shares	U.S. $ Fair Value
Denmark 4.42%

Air Freight & Logistics 0.93%
DSV AS	139	$27,820

Pharmaceuticals 3.49%
Novo Nordisk AS Class B	647	104,330
Total Denmark		132,150

Egypt 0.43%

Oil, Gas & Consumable Fuels
Energean PLC	870	12,929

France 12.45%

Aerospace & Defense 1.15%
Airbus SE	233	34,321

Beverages 2.09%
Pernod Ricard SA	163	35,937
Remy Cointreau SA*	154	26,435
		62,372

Chemicals 1.49%
Air Liquide SA	248	44,589

Hotels, Restaurants & Leisure 0.98%
Accor SA	777	29,318

Personal Care Products 2.12%
L’Oreal SA	136	63,255

Textiles, Apparel & Luxury Goods 4.62%
Hermes International	17	37,625
LVMH Moet Hennessy Louis Vuitton SE	108	100,307
		137,932
Total France		371,787

See Notes to Financial Statements.	43

Schedule of Investments (continued)

INTERNATIONAL GROWTH FUND July 31, 2023

Investments	Shares	U.S. $ Fair Value
Germany 4.41%

Insurance 1.28%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	102	$38,397

Life Sciences Tools & Services 1.20%
Gerresheimer AG	302	35,770

Semiconductors & Semiconductor Equipment 0.51%
AIXTRON SE	383	15,195

Software 1.42%
SAP SE	310	42,288
Total Germany		131,650

Hong Kong 2.01%

Insurance
AIA Group Ltd.	4,149	41,510
Prudential PLC	1,333	18,510
		60,020

India 3.95%

Automobiles 0.68%
Maruti Suzuki India Ltd.	171	20,435

Banks 1.27%
ICICI Bank Ltd. ADR	1,545	37,961

Chemicals 0.65%
Asian Paints Ltd.	470	19,307

Financial Services 0.02%
Jio Financial Services Ltd.*	430	695	(a)

Oil, Gas & Consumable Fuels 0.45%
Reliance Industries Ltd.	430	13,348
Investments	Shares	U.S. $ Fair Value
India (continued)

Wireless Telecommunication Services 0.88%
Bharti Airtel Ltd.	2,432	$26,339
Total India		118,085

Indonesia 0.66%

Banks
Bank Negara Indonesia Persero Tbk PT	33,250	19,574

Italy 1.65%

Automobiles 0.72%
Ferrari NV	67	21,479

Life Sciences Tools & Services 0.93%
Stevanato Group SpA	887	27,701
Total Italy		49,180

Japan 11.37%

Electrical Equipment 0.87%
Fuji Electric Co. Ltd.	574	25,950

Electronic Equipment, Instruments & Components 2.08%
Ibiden Co. Ltd.	300	18,234
Keyence Corp.	98	43,976
		62,210

Health Care Equipment & Supplies 0.39%
Hoya Corp.	100	11,646

Household Durables 2.00%
Sony Group Corp.	638	59,759

Industrial Conglomerates 1.15%
Hitachi Ltd.	527	34,500

Information Technology Services 1.34%
Obic Co. Ltd.	100	16,364
SHIFT, Inc.*	100	23,656
		40,020

44	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL GROWTH FUND July 31, 2023

Investments	Shares	U.S. $ Fair Value
Japan (continued)

Machinery 0.78%
Ebara Corp.	491	$23,204

Personal Care Products 0.72%
Shiseido Co. Ltd.	488	21,396

Semiconductors & Semiconductor Equipment 0.92%
Advantest Corp.	200	27,662

Trading Companies & Distributors 1.12%
ITOCHU Corp.	825	33,367
Total Japan		339,714

Macau 0.49%

Hotels, Restaurants & Leisure
Galaxy Entertainment Group Ltd.*	2,000	14,599

Mexico 1.62%

Banks 0.79%
Grupo Financiero Banorte SAB de CV Class O	2,500	23,695

Transportation Infrastructure 0.83%
Grupo Aeroportuario del Pacifico SAB de CV Class B	1,300	24,770
Total Mexico		48,465

Netherlands 5.71%

Beverages 0.46%
Heineken NV	139	13,606

Financial Services 0.99%
Adyen NV†*	16	29,696

Semiconductors & Semiconductor Equipment 4.26%
ASML Holding NV	148	106,008
BE Semiconductor Industries NV 177		21,133
		127,141
Total Netherlands		170,443
Investments	Shares	U.S. $ Fair Value
Singapore 1.18%

Semiconductors & Semiconductor Equipment
STMicroelectronics NV	661	$35,355

South Korea 1.99%

Electrical Equipment 0.81%
LG Energy Solution Ltd.*	55	24,163

Technology Hardware, Storage & Peripherals 1.18%
Samsung Electronics Co. Ltd.	646	35,370
Total South Korea		59,533

Spain 1.22%

Specialty Retail
Industria de Diseno Textil SA	948	36,287

Sweden 3.00%

Building Products 0.81%
Nibe Industrier AB Class B	2,689	24,222

Machinery 2.19%
Atlas Copco AB Class A	2,900	41,197
Epiroc AB Class A	1,207	24,099
		65,296
Total Sweden		89,518

Switzerland 6.51%

Chemicals 1.05%
Sika AG Registered Shares	101	31,435

Food Products 0.82%
Chocoladefabriken Lindt & Spruengli AG	2	24,460

Health Care Equipment & Supplies 2.17%
Alcon, Inc.	424	36,079
Straumann Holding AG	174	28,792
		64,871

See Notes to Financial Statements.	45

Schedule of Investments (continued)

INTERNATIONAL GROWTH FUND July 31, 2023

Investments	Shares	U.S. $ Fair Value
Switzerland (continued)

Life Sciences Tools & Services 0.33%
Lonza Group AG Registered Shares	17	$9,878

Machinery 0.75%
VAT Group AG†	53	22,528

Textiles, Apparel & Luxury Goods 1.39%
Cie Financiere Richemont SA Class A	257	41,385
Total Switzerland		194,557

Taiwan 5.05%

Semiconductors & Semiconductor Equipment
Realtek Semiconductor Corp.	1,137	15,615
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	513	50,864
Taiwan Semiconductor Manufacturing Co. Ltd.	4,666	84,257
		150,736

United Kingdom 5.53%

Capital Markets 0.99%
London Stock Exchange Group PLC	274	29,755

Commercial Services & Supplies 1.14%
Rentokil Initial PLC	4,178	34,068

Industrial REITs 0.50%
Segro PLC	1,517	14,866

Pharmaceuticals 1.86%
AstraZeneca PLC	386	55,459

Trading Companies & Distributors 1.04%
Ashtead Group PLC	420	31,073
Total United Kingdom		165,221
Investments	Shares	U.S. $ Fair Value
United States 8.85%

Chemicals 1.31%
Linde PLC	100	$39,067

Electrical Equipment 1.92%
Schneider Electric SE	321	57,257

Food Products 2.15%
Nestle SA Registered Shares	524	64,200

Pharmaceuticals 1.32%
Eli Lilly & Co.	87	39,546

Semiconductors & Semiconductor Equipment 1.02%
NVIDIA Corp.	65	30,374

Wireless Telecommunication Services 1.13%
T-Mobile U.S., Inc.*	245	33,754
Total United States		264,198
Total Common Stocks 94.99% (cost $2,546,121)		2,837,221
Other Assets and Liabilities – Net 5.01%		149,588
Net Assets 100.00%		$2,986,809

ADR	American Depositary Receipt.
*	Non-income producing security.
†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At July 31, 2023, the total value of Rule 144A securities was $52,224, which represents 1.75% of net assets.
(a)	Level 3 Investment as described in Note 2(p) in the Notes to Financials. Security fair valued by the Pricing Committee.

46	See Notes to Financial Statements.

Schedule of Investments (concluded)

INTERNATIONAL GROWTH FUND July 31, 2023

The following is a summary of the inputs used as of July 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Brazil	$37,142	$–	$–	$37,142
Canada	86,688	–	–	86,688
Egypt	12,929	–	–	12,929
India	37,961	79,429	695	118,085
Italy	27,701	21,479	–	49,180
Mexico	48,465	–	–	48,465
Taiwan	50,864	99,872	–	150,736
United States	142,741	121,457	–	264,198
Remaining Countries	–	2,069,798	–	2,069,798
Total	$444,491	$2,392,035	$695	$2,837,221

(1)	Refer to Note 2(p) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the fiscal year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

See Notes to Financial Statements.	47

Schedule of Investments

INVESTMENT GRADE FLOATING RATE FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 102.53%

ASSET-BACKED SECURITIES 68.06%

Automobiles 15.26%
CAL Receivables LLC Series 2022-1 Class B†	9.418% (30 day USD SOFR Average + 4.35%	)#	10/15/2026	$350,000	$343,672
CarMax Auto Owner Trust Series 2023-1 Class D	6.27%		11/15/2029	220,000	216,009
Carvana Auto Receivables Trust Series 2022-P2 Class D	6.28%		5/10/2029	325,000	312,745
Carvana Auto Receivables Trust Series 2022-P3 Class A3	4.61%		11/10/2027	200,000	194,486
Exeter Automobile Receivables Trust Series 2023-3A Class D	6.68%		4/16/2029	200,000	199,903
GM Financial Automobile Leasing Trust Series 2023-2 Class B	5.54%		5/20/2027	200,000	197,824
World Omni Select Auto Trust Series 2021-A Class D	1.44%		11/15/2027	250,000	223,819
Total					1,688,458

Other 52.80%
Bain Capital Credit CLO Ltd. Series 2018-1A Class A1†	6.567% (3 mo. USD LIBOR + 0.96%	)#	4/23/2031	258,294	256,755
Carlyle Global Market Strategies CLO Ltd. Series 2015-1A Class AR3†	6.568% (3 mo. USD Term SOFR + 1.24%	)#	7/20/2031	236,741	235,881
Carlyle U.S. CLO Ltd. Series 2017-3A Class A1AR†	6.488% (3 mo. USD LIBOR + 0.90%	)#	7/20/2029	217,155	215,989
Carlyle U.S. CLO Ltd. Series 2021-2A Class A1†	6.668% (3 mo. USD Term SOFR + 1.34%	)#	4/20/2034	250,000	247,642
CIFC Funding Ltd. Series 2014-5A Class A1R2†	6.77% (3 mo. USD Term SOFR + 1.46%	)#	10/17/2031	250,000	249,688
CIFC Funding Ltd. Series 2020-2A Class AR†	6.758% (3 mo. USD Term SOFR + 1.43%	)#	10/20/2034	250,000	249,416
CIFC Funding Ltd. Series 2021-4A Class D†	8.47% (3 mo. USD Term SOFR + 3.16%	)#	7/15/2033	250,000	245,355

48	See Notes to Financial Statements.

Schedule of Investments (continued)

INVESTMENT GRADE FLOATING RATE FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Elmwood CLO 15 Ltd. Series 2022-2A Class A1†	6.686% (3 mo. USD Term SOFR + 1.34%	)#	4/22/2035	$500,000	$496,125
Harriman Park CLO Ltd. Series 2020-1A Class A1R†	6.708% (3 mo. USD Term SOFR + 1.38%	)#	4/20/2034	500,000	496,675
Lendmark Funding Trust Series 2021-1A Class A†	1.90%		11/20/2031	225,000	195,196
Madison Park Funding XLVIII Ltd. Series 2021-48A Class A†	6.732% (3 mo. USD Term SOFR + 1.41%	)#	4/19/2033	250,000	249,044
Madison Park Funding XXV Ltd. Series 2017-25A Class CR†	8.963% (3 mo. USD Term SOFR + 3.61%	)#	4/25/2029	250,000	246,443
Mariner Finance Issuance Trust Series 2020-AA Class B†	3.21%		8/21/2034	200,000	185,494
OCP CLO Ltd. Series 2019-17A Class A1R†	6.628% (3 mo. USD Term SOFR + 1.30%	)#	7/20/2032	250,000	248,336
Octagon Investment Partners 36 Ltd. Series 2018-1A Class A1†	6.54% (3 mo. USD Term SOFR + 1.23%	)#	4/15/2031	248,768	248,254
Octagon Investment Partners XVII Ltd. Series 2013-1A Class A1R2†	6.613% (3 mo. USD Term SOFR + 1.26%	)#	1/25/2031	241,644	240,808
Palmer Square CLO Ltd. Series 2020-3A Class A1AR†	6.401% (3 mo. USD LIBOR + 1.08%	)#	11/15/2031	500,000	496,602
Rad CLO Ltd. Series 2023-20A Class D†(a)	–	#(b)	7/20/2036	250,000	250,960
SCF Equipment Leasing LLC Series 2021-1A Class D†	1.93%		9/20/2030	100,000	88,880
SEB Funding LLC Series 2021-1A Class A2†	4.969%		1/30/2052	224,438	199,280
Voya CLO Ltd. Series 2018-4A Class A1AR†	6.61% (3 mo. USD Term SOFR + 1.30%	)#	1/15/2032	500,000	497,750
Total					5,840,573
Total Asset-Backed Securities (cost $7,487,009)					7,529,031

See Notes to Financial Statements.	49

Schedule of Investments (continued)

INVESTMENT GRADE FLOATING RATE FUND July 31, 2023

Investments	Interest Rate		Maturity Date		Principal Amount	Fair Value
CORPORATE BONDS 11.02%

Auto Manufacturers 0.89%
General Motors Financial Co., Inc.	6.205% (SOFR + 1.04%	)#	2/26/2027		$100,000	$99,022

Banks 6.78%
Credit Suisse AG	5.725% (SOFR + 0.39%	)#	2/2/2024		250,000	249,145
ING Groep NV (Netherlands)(c)	6.262% (SOFR + 1.01%	)#	4/1/2027		200,000	197,026
NatWest Markets PLC (United Kingdom)†(c)	6.016% (SOFR + 0.76%	)#	9/29/2026		200,000	196,613
Truist Financial Corp.	5.601% (SOFR + 0.40%	)#	6/9/2025		110,000	107,596
Total						750,380

Insurance 2.23%
Brighthouse Financial Global Funding†	6.05% (SOFR + 0.76%	)#	4/12/2024		100,000	99,276
GA Global Funding Trust†	5.71% (SOFR + 0.50%	)#	9/13/2024		150,000	147,237
Total						246,513

Miscellaneous Manufacturing 0.22%
General Electric Co.	8.882% (3 mo. USD LIBOR + 3.33%	)#	–	(d)	24,000	24,104

Multi-National 0.90%
International Bank for Reconstruction & Development	5.43% (SOFR + 0.29%	)#	11/22/2028		100,000	99,360
Total Corporate Bonds (cost $1,213,616)						1,219,379

FLOATING RATE LOANS(e) 10.36%

Aerospace 0.41%
American Airlines, Inc. 2021 Term Loan	–	(b)	4/20/2028		43,700	45,320

Building Materials 0.35%
Emrld Borrower LP Term Loan B	8.264% (3 mo. USD Term SOFR + 3.00%	)	5/31/2030		38,404	38,476

50	See Notes to Financial Statements.

Schedule of Investments (continued)

INVESTMENT GRADE FLOATING RATE FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Distribution/Wholesale 0.40%
Owens & Minor, Inc. 2022 Term Loan B	8.715% - 9.17% (1 mo. USD Term SOFR + 3.75%	)	3/29/2029	$44,307	$44,362

Diversified Financial Services 2.41%
Avolon TLB Borrower 1 (US) LLC 2021 Term Loan B5	7.605% (1 mo. USD Term SOFR + 2.25%	)	12/1/2027	99,744	99,841
Citadel Securities LP 2023 Term Loan B	-	(b)	7/25/2030	67,000	66,550
Setanta Aircraft Leasing Designated Activity Co. Term Loan B (Ireland)(c)	7.538% (3 mo. USD LIBOR + 2.00%	)	11/5/2028	100,000	100,133
Total					266,524

Electric: Integrated 0.40%
Compass Power Generation LLC 2022 Term Loan B2	9.683% (1 mo. USD Term SOFR + 4.25%	)	4/14/2029	44,532	44,515

Entertainment 1.80%
Churchill Downs, Inc. 2021 Incremental Term Loan B1	7.419% (1 mo. USD Term SOFR + 2.00%	)	3/17/2028	99,745	99,683
Stars Group Holdings BV (The) 2018 USD Incremental Term Loan (Netherlands)(c)	7.754% (3 mo. USD Term SOFR + 2.25%	)	7/21/2026	99,746	99,827
Total					199,510

Financial 0.90%
LPL Holdings, Inc. 2019 Term Loan B1	6.963% (1 mo. USD Term SOFR + 1.75%	)	11/12/2026	99,742	99,944

Housing 0.42%
Quikrete Holdings, Inc. 2021 Term Loan B1	8.433% (1 mo. USD Term SOFR + 3.00%	)	3/18/2029	45,884	45,989

Internet 1.05%
Imperva, Inc. 1st Lien Term Loan	-	(b)	1/12/2026	70,000	70,149
Uber Technologies, Inc. 2023 Term Loan B	7.999% - 8.03% (3 mo. USD Term SOFR + 2.75%	)	3/3/2030	45,885	45,963
Total					116,112

See Notes to Financial Statements.	51

Schedule of Investments (continued)

INVESTMENT GRADE FLOATING RATE FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Investments & Miscellaneous Financial Services 0.42%
Jane Street Group LLC 2021 Term Loan	8.183% (1 mo. USD Term SOFR + 2.75%	)	1/26/2028	$45,882	$45,839

Lodging 0.90%
Hilton Domestic Operating Co., Inc. 2019 Term Loan B2	7.148% (1 mo. USD Term SOFR + 1.75%	)	6/22/2026	100,000	100,046

Media 0.90%
Charter Communications Operating LLC 2019 Term Loan B2	7.067% - 7.12% (1 mo. USD Term SOFR + 1.75%) (3 mo. USD Term SOFR + 1.75%	)	2/1/2027	99,741	99,168
Total Floating Rate Loans (cost $1,141,059)					1,145,805

FOREIGN GOVERNMENT OBLIGATIONS(c) 2.26%

Canada
CDP Financial, Inc.† (cost $250,014)	5.537% (SOFR + 0.40%	)#	5/19/2025	250,000	250,188

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 8.57%
BX Commercial Mortgage Trust Series 2021-XL2 Class A†	6.025% (1 mo. USD Term SOFR + 0.80%	)#	10/15/2038	86,012	84,161
BX Trust Series 2021-ARIA Class A†	6.236% (1 mo. USD Term SOFR + 1.01%	)#	10/15/2036	100,000	97,390
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2022-DNA1 Class M1A†	6.069% (30 day USD SOFR Average + 1.00%	)#	1/25/2042	94,463	93,682
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2022-DNA4 Class M1A†	7.269% (30 day USD SOFR Average + 2.20%	)#	5/25/2042	90,690	91,934
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2023-DNA2 Class M1A†	7.169% (30 day USD SOFR Average + 2.10%	)#	4/25/2043	94,124	95,511

52	See Notes to Financial Statements.

Schedule of Investments (continued)

INVESTMENT GRADE FLOATING RATE FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2022-R08 Class 1M1†	7.619% (30 day USD SOFR Average + 2.55%	)#	7/25/2042	$94,021	$96,200
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2023-R01 Class 1M1†	7.469% (30 day USD SOFR Average + 2.40%	)#	12/25/2042	92,167	93,948
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2023-R03 Class 2M1†	7.569% (30 day USD SOFR Average + 2.50%	)#	4/25/2043	94,513	95,927
MTN Commercial Mortgage Trust Series 2022-LPFL Class A†	6.619% (1 mo. USD Term SOFR + 1.40%	)#	3/15/2039	100,000	98,507
PFP Ltd. Series 2023-10 Class A†	7.465% (1 mo. USD Term SOFR + 2.36%	)#	4/16/2028	100,000	100,760
Total Non-Agency Commercial Mortgage-Backed Securities (cost $938,929)					948,020

U.S. TREASURY OBLIGATIONS 2.26%
U.S. Treasury Floating Rate Notes (cost $250,249)	5.52% (3 mo. Treasury money market yield + 0.17%	)#	4/30/2025	250,000	250,288
Total Investments in Securities 102.53% (cost $11,280,876)					11,342,711
Other Assets and Liabilities – Net(f) (2.53)%					(279,601)
Net Assets 100.00%					$11,063,110

LIBOR	London Interbank Offered Rate.
REMIC	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate.
STACR	Structured Agency Credit Risk

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At July 31, 2023, the total value of Rule 144A securities was $7,825,579, which represents 70.74% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at July 31, 2023.
(a)	Securities purchased on a when-issued basis (See Note 2(k)).
(b)	Interest Rate to be determined.
(c)	Foreign security traded in U.S. dollars.
(d)	Security is perpetual in nature and has no stated maturity.
(e)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the Secured Overnight Financing Rate (“SOFR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at July 31, 2023.
(f)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on futures contracts as follows:

See Notes to Financial Statements.	53

Schedule of Investments (concluded)

INVESTMENT GRADE FLOATING RATE FUND July 31, 2023

Futures Contracts at July 31, 2023:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation
U.S. 2-Year Treasury Note	September 2023	7	Short	$(1,445,053)	$(1,421,219)	$23,834
U.S. 5-Year Treasury Note	September 2023	2	Short	(216,075)	(213,641)	2,434
Total Unrealized Appreciation on Futures Contracts						$26,268

The following is a summary of the inputs used as of July 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$7,529,031	$–	$7,529,031
Corporate Bonds	–	1,219,379	–	1,219,379
Floating Rate Loans	–	1,145,805	–	1,145,805
Foreign Government Obligations	–	250,188	–	250,188
Non-Agency Commercial Mortgage-Backed Securities	–	948,020	–	948,020
U.S. Treasury Obligations	–	250,288	–	250,288
Total	$–	$11,342,711	$–	$11,342,711

Other Financial Instruments
Futures Contracts
Assets	$26,268	$–	$–	$26,268
Liabilities	–	–	–	–
Total	$26,268	$–	$–	$26,268

(1)	Refer to Note 2(p) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

54	See Notes to Financial Statements.

Schedule of Investments

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
LONG-TERM INVESTMENTS 100.69%

ASSET-BACKED SECURITIES 3.79%

Automobiles 0.14%
Flagship Credit Auto Trust Series 2023-2 Class E†	10.89%		7/15/2030	$1,750,000	$1,734,649

Other 3.65%
Affirm Asset Securitization Trust Series 2023-A Class 1B†	7.18%		1/18/2028	2,125,000	2,114,706
Anchorage Capital CLO Ltd. Series 2014-4RA Class C†	7.477% (3 mo. USD Term SOFR + 2.11%	)#	1/28/2031	2,000,000	1,961,229
Anchorage Capital CLO Ltd. Series 2015-6A Class B1R†	7.32% (3 mo. USD Term SOFR + 2.01%	)#	7/15/2030	1,120,000	1,108,923
Anchorage Capital CLO Ltd. Series 2018-1RA Class B†	7.013% (3 mo. USD Term SOFR + 1.71%	)#	4/13/2031	2,940,000	2,885,804
Atrium IX Class CR2†	7.463% (3 mo. USD LIBOR + 2.00%	)#	5/28/2030	4,580,000	4,492,082
Carlyle U.S. CLO Ltd. Series 2021-7A Class C†	8.67% (3 mo. USD LIBOR + 3.10%	)#	10/15/2035	1,700,000	1,600,564
CIFC Funding Ltd. Series 2020-1A Class DR†	8.67% (3 mo. USD Term SOFR + 3.36%	)#	7/15/2036	1,500,000	1,417,127
Dryden 61 CLO Ltd. Series 2018-61A Class CR†	7.32% (3 mo. USD Term SOFR + 2.01%	)#	1/17/2032	3,500,000	3,398,691
Elmwood CLO Ltd. Series 2022-5A Class CR†	Zero Coupon (3 mo. USD Term SOFR + 2.75%	)#	7/17/2033	5,000,000	5,000,000
Madison Park Funding XLV Ltd. Series 2020-45A Class DR†	8.72% (3 mo. USD Term SOFR + 3.41%	)#	7/15/2034	1,000,000	966,036
Madison Park Funding XXV Ltd. Series 2017-25A Class CR†	8.963% (3 mo. USD Term SOFR + 3.61%	)#	4/25/2029	1,490,000	1,468,801

See Notes to Financial Statements.	55

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Other (continued)
Madison Park Funding XXV Ltd. Series 2018-31A Class D†	8.607% (3 mo. USD Term SOFR + 3.26%	)#	1/23/2031	$1,700,000	$1,675,573
Madison Park Funding XXXIV Ltd. Series 2019-34A Class CR†	7.763% (3 mo. USD Term SOFR + 2.41%	)#	4/25/2032	1,775,000	1,744,414
Neuberger Berman Loan Advisers CLO Ltd. Series 2017-26A Class C†	7.322% (3 mo. USD Term SOFR + 2.01%	)#	10/18/2030	2,000,000	1,951,476
OHA Credit Partners XIV Ltd. Series 2017-14A Class C†	7.395% (3 mo. USD Term SOFR + 2.06%	)#	1/21/2030	1,000,000	975,699
Rad CLO Ltd. Series 2023-20A Class C†	Zero Coupon	#(a)	7/20/2036	4,000,000	4,010,356
Regatta XIII Funding Ltd. Series 2018-2A Class B†	7.67% (3 mo. USD Term SOFR + 2.36%	)#	7/15/2031	1,000,000	991,863
SEB Funding LLC Series 2021-1A Class A2†	4.969%		1/30/2052	997,500	885,688
Sierra Timeshare Receivables Funding LLC Series 2023-1A Class D†	9.80%		1/20/2040	2,242,278	2,257,670
Southwick Park CLO LLC Series 2019-4A Class CR†	7.538% (3 mo. USD Term SOFR + 2.21%	)#	7/20/2032	2,000,000	1,953,679
THL Credit Wind River CLO Ltd. Series 2019-3A Class CR†	7.77% (3 mo. USD Term SOFR + 2.46%	)#	4/15/2031	1,000,000	964,372
Total					43,824,753
Total Asset-Backed Securities (cost $45,297,557)					45,559,402

				Shares

COMMON STOCKS 0.02%

Electric: Utilities
Talen Energy Corp.*				879	47,686
Talen Energy Supply LLC*				3,016	163,618
Total Common Stocks (cost $173,327)					211,304

56	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
CONVERTIBLE BONDS 1.66%

Auto Manufacturers 0.25%
Rivian Automotive, Inc.†	4.625%	3/15/2029	$1,834,000	$2,964,661

Entertainment 0.09%
DraftKings Holdings, Inc.	Zero Coupon	3/15/2028	1,399,000	1,089,821

Health Care-Products 0.12%
Exact Sciences Corp.†	2.00%	3/1/2030	1,029,000	1,452,433

Internet 0.20%
Booking Holdings, Inc.	0.75%	5/1/2025	882,000	1,431,045
Palo Alto Networks, Inc.	0.375%	6/1/2025	410,000	1,032,585
Total				2,463,630

Media 0.10%
Liberty Media Corp.-Liberty Formula One†	2.25%	8/15/2027	1,118,000	1,182,844

Miscellaneous Manufacturing 0.11%
John Bean Technologies Corp.	0.25%	5/15/2026	1,403,000	1,344,776

Pharmaceuticals 0.10%
Dexcom, Inc.†	0.375%	5/15/2028	1,199,000	1,210,990

Semiconductors 0.10%
ON Semiconductor Corp.†	0.50%	3/1/2029	1,010,000	1,234,903

Software 0.59%
Altair Engineering, Inc.	1.75%	6/15/2027	702,000	842,751
Bentley Systems, Inc.	0.125%	1/15/2026	1,502,000	1,539,757
Datadog, Inc.	0.125%	6/15/2025	1,257,000	1,729,349
HubSpot, Inc.	0.375%	6/1/2025	816,000	1,694,424
Tyler Technologies, Inc.	0.25%	3/15/2026	1,224,000	1,230,732
Total				7,037,013
Total Convertible Bonds (cost $19,041,881)				19,981,071

CORPORATE BONDS 79.99%

Aerospace/Defense 2.47%
Bombardier, Inc. (Canada)†(b)	6.00%	2/15/2028	2,083,000	1,960,654
Bombardier, Inc. (Canada)†(b)	7.50%	2/1/2029	1,750,000	1,735,346
Bombardier, Inc. (Canada)†(b)	7.875%	4/15/2027	6,700,000	6,684,828
Rolls-Royce PLC (United Kingdom)†(b)	3.625%	10/14/2025	1,500,000	1,419,765

See Notes to Financial Statements.	57

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Aerospace/Defense (continued)
Rolls-Royce PLC (United Kingdom)†(b)	5.75%	10/15/2027		$2,304,000	$2,272,782
Spirit AeroSystems, Inc.†	7.50%	4/15/2025		1,440,000	1,440,928
Spirit AeroSystems, Inc.†	9.375%	11/30/2029		604,000	647,306
TransDigm, Inc.	5.50%	11/15/2027		3,877,000	3,678,382
TransDigm, Inc.	6.375%	6/15/2026		3,000,000	2,972,014
TransDigm, Inc.†	6.75%	8/15/2028		1,684,000	1,691,130
Triumph Group, Inc.	7.75%	8/15/2025		2,236,000	2,161,927
Triumph Group, Inc.†	9.00%	3/15/2028		2,958,000	3,041,961
Total					29,707,023

Agriculture 0.40%
Kernel Holding SA (Ukraine)†(b)	6.50%	10/17/2024		2,304,000	1,624,320
MHP SE (Ukraine)†(b)	7.75%	5/10/2024		2,000,000	1,370,360
Vector Group Ltd.†	10.50%	11/1/2026		1,775,000	1,776,719
Total					4,771,399

Airlines 2.78%
Air Baltic Corp. AS(c)	6.75%	7/30/2024	EUR	829,000	856,979
Air Canada (Canada)†(b)	3.875%	8/15/2026		$3,368,000	3,128,536
Allegiant Travel Co.†	7.25%	8/15/2027		3,038,000	3,000,551
American Airlines, Inc.†	7.25%	2/15/2028		5,926,000	5,888,735
American Airlines, Inc.†	11.75%	7/15/2025		4,079,000	4,499,318
American Airlines, Inc./AAdvantage Loyalty IP Ltd.†	5.50%	4/20/2026		1,412,583	1,392,789
Azul Secured Finance LLP†	11.93%	8/28/2028		1,241,000	1,250,307
Finnair Oyj(c)	4.25%	5/19/2025	EUR	1,938,000	2,024,290
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.†	5.75%	1/20/2026		$3,823,817	3,612,924
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. (Cayman Islands)†(b)	8.00%	9/20/2025		1,700,000	1,716,354
United Airlines, Inc.†	4.375%	4/15/2026		1,190,000	1,127,951
United Airlines, Inc.†	4.625%	4/15/2029		1,000,000	905,761
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Malta)†(b)	7.875%	5/1/2027		3,434,000	3,188,254
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Malta)†(b)	9.50%	6/1/2028		850,000	812,830
Total					33,405,579

Apparel 0.04%
William Carter Co.†	5.625%	3/15/2027		505,000	492,792

58	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate		Maturity Date		Principal Amount		Fair Value
Auto Manufacturers 2.92%
Allison Transmission, Inc.†	4.75%		10/1/2027			$710,000	$671,652
Aston Martin Capital Holdings Ltd. (Jersey)†(b)	10.50%		11/30/2025			1,853,000	1,875,547
Ford Credit Canada Co.(c)	7.375%		5/12/2026		CAD	8,330,000	6,393,187
Ford Motor Co.	6.625%		10/1/2028			$360,000	371,095
Ford Motor Credit Co. LLC	3.815%		11/2/2027			1,550,000	1,392,750
Ford Motor Credit Co. LLC	5.584%		3/18/2024			4,500,000	4,472,263
Ford Motor Credit Co. LLC(c)	6.125%		5/15/2028		EUR	900,000	1,035,727
Ford Motor Credit Co. LLC	6.80%		5/12/2028			$3,075,000	3,106,147
Ford Motor Credit Co. LLC(c)	6.86%		6/5/2026		GBP	1,000,000	1,264,691
Ford Motor Credit Co. LLC	7.35%		11/4/2027			$11,995,000	12,322,176
JB Poindexter & Co., Inc.†	7.125%		4/15/2026			2,254,000	2,227,245
Total							35,132,480

Auto Parts & Equipment 1.41%
Adient Global Holdings Ltd.†	7.00%		4/15/2028			2,025,000	2,041,741
American Axle & Manufacturing, Inc.	6.50%		4/1/2027			3,875,000	3,775,663
Clarios Global LP/Clarios U.S. Finance Co.†	6.75%		5/15/2028			837,000	841,489
Dana, Inc.	5.625%		6/15/2028			1,960,000	1,862,108
Forvia(c)	2.625%		6/15/2025		EUR	2,300,000	2,455,193
IHO Verwaltungs GmbH (Germany)†(b)	4.75%		9/15/2026			$2,150,000	1,982,334
IHO Verwaltungs GmbH(c)	8.75%		5/15/2028		EUR	512,000	591,091
IHO Verwaltungs GmbH†(c)	8.75%		5/15/2028		EUR	218,000	251,676
IHO Verwaltungs GmbH(c)	8.75%		5/15/2028		EUR	700,000	808,133
ZF North America Capital, Inc.†	6.875%		4/14/2028			$884,000	898,619
ZF North America Capital, Inc.†	7.125%		4/14/2030			1,405,000	1,448,530
Total							16,956,577

Banks 1.85%
Akbank TAS (Turkey)†(b)	5.125%		3/31/2025			2,550,000	2,456,848
Banco Mercantil del Norte SA (Cayman Islands)(b)	6.75% (5 yr. CMT + 4.97%	)#	–	(d)		2,000,000	1,967,100
Citigroup, Inc.	3.875% (5 yr. CMT + 3.42%	)#	–	(d)		240,000	209,496
Freedom Mortgage Corp.†	8.125%		11/15/2024			3,450,000	3,435,021
Freedom Mortgage Corp.†	8.25%		4/15/2025			765,000	756,892
Intesa Sanpaolo SpA (Italy)†(b)	5.71%		1/15/2026			3,075,000	2,970,378
JPMorgan Chase & Co.	4.00% (3 mo. USD Term SOFR + 2.75%	)#	–	(d)		3,000,000	2,777,648

See Notes to Financial Statements.	59

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate		Maturity Date		Principal Amount	Fair Value
Banks (continued)
Morgan Stanley	8.712% (3 mo. USD LIBOR + 3.16%	)#	–	(d)	$448,000	$451,363
Popular, Inc.	7.25%		3/13/2028		2,100,000	2,123,121
UBS AG (Switzerland)(b)	5.125%		5/15/2024		2,000,000	1,972,790
UBS Group AG (Switzerland)(b)	5.125% (5 yr. CMT + 4.86%	)#	–	(d)	630,000	566,638
UBS Group AG (Switzerland)†(b)	6.373% (SOFR + 3.34%	)#	7/15/2026		1,250,000	1,251,824
United Overseas Bank Ltd. (Singapore)(b)	3.875% (5 yr. USD Swap + 1.79%	)#	–	(d)	1,250,000	1,243,100
Total						22,182,219

Biotechnology 0.11%
Grifols SA (Spain)†(b)	4.75%		10/15/2028		1,500,000	1,316,422

Building Materials 1.46%
Eco Material Technologies, Inc.†	7.875%		1/31/2027		2,015,000	1,926,813
Emerald Debt Merger Sub LLC†	6.625%		12/15/2030		1,000,000	995,000
Griffon Corp.	5.75%		3/1/2028		1,840,000	1,733,548
JELD-WEN, Inc.†	4.875%		12/15/2027		866,000	778,123
JELD-WEN, Inc.†	6.25%		5/15/2025		750,000	759,975
New Enterprise Stone & Lime Co., Inc.†	9.75%		7/15/2028		1,078,000	1,066,314
Patrick Industries, Inc.†	7.50%		10/15/2027		3,869,000	3,808,025
Smyrna Ready Mix Concrete LLC†	6.00%		11/1/2028		2,863,000	2,732,077
Standard Industries, Inc.†	5.00%		2/15/2027		2,435,000	2,334,225
West China Cement Ltd. (China)(b)	4.95%		7/8/2026		1,850,000	1,404,427
Total						17,538,527

Chemicals 1.21%
ASP Unifrax Holdings, Inc.†	5.25%		9/30/2028		2,971,000	2,217,451
Chemours Co.	5.375%		5/15/2027		1,493,000	1,422,549
CVR Partners LP/CVR Nitrogen Finance Corp.†	6.125%		6/15/2028		2,290,000	2,070,209
Kobe U.S. Midco 2, Inc.†	9.25%		11/1/2026		1,970,000	1,388,850
Methanex Corp. (Canada)(b)	5.125%		10/15/2027		1,990,000	1,880,444
NOVA Chemicals Corp. (Canada)†(b)	5.25%		6/1/2027		1,700,000	1,532,765
Rain CII Carbon LLC/CII Carbon Corp.†	7.25%		4/1/2025		2,490,000	2,480,513
SCIH Salt Holdings, Inc.†	4.875%		5/1/2028		535,000	479,377
SCIL IV LLC/SCIL USA Holdings LLC†	5.375%		11/1/2026		1,112,000	1,023,271
Total						14,495,429

60	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Coal 0.66%
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp.†	7.50%	5/1/2025		$1,513,000	$1,511,255
Coronado Finance Pty. Ltd. (Australia)†(b)	10.75%	5/15/2026		1,063,000	1,109,812
SunCoke Energy, Inc.†	4.875%	6/30/2029		2,365,000	2,039,046
Warrior Met Coal, Inc.†	7.875%	12/1/2028		3,187,000	3,223,619
Total					7,883,732

Commercial Services 3.72%
AA Bond Co. Ltd.(c)	6.50%	1/31/2026	GBP	1,145,000	1,268,352
Albion Financing 2Sarl (Luxembourg)†(b)	8.75%	4/15/2027		$2,066,000	1,924,501
Allied Universal Holdco LLC/Allied Universal Finance Corp.†	6.625%	7/15/2026		4,060,000	3,880,692
Allied Universal Holdco LLC/Allied Universal Finance Corp.†	9.75%	7/15/2027		4,467,000	4,101,951
Alta Equipment Group, Inc.†	5.625%	4/15/2026		2,613,000	2,446,048
AMN Healthcare, Inc.†	4.625%	10/1/2027		1,175,000	1,105,610
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.†	5.75%	7/15/2027		2,625,000	2,539,706
BCP V Modular Services Finance II PLC(c)	6.125%	11/30/2028	GBP	1,250,000	1,322,371
Brink’s Co.†	4.625%	10/15/2027		$510,000	479,722
Cimpress PLC (Ireland)(b)	7.00%	6/15/2026		2,000,000	1,890,070
Garda World Security Corp. (Canada)†(b)	7.75%	2/15/2028		2,477,000	2,466,411
Herc Holdings, Inc.†	5.50%	7/15/2027		2,579,000	2,480,603
Hertz Corp.†	4.625%	12/1/2026		1,196,000	1,081,603
Hertz Corp.†(e)	5.50%	10/15/2024		22,000	880
Hertz Corp.(e)	6.25%	10/15/2022		2,000	80
Legends Hospitality Holding Co. LLC/Legends Hospitality Co.-Issuer, Inc.†	5.00%	2/1/2026		2,373,000	2,228,306
Mersin Uluslararasi Liman Isletmeciligi AS (Turkey)(b)	5.375%	11/15/2024		1,494,000	1,463,174
NESCO Holdings II, Inc.†	5.50%	4/15/2029		1,570,000	1,429,485
PeopleCert Wisdom Issuer PLC†(c)	5.75%	9/15/2026	EUR	1,795,000	1,917,849
Prime Security Services Borrower LLC/Prime Finance, Inc.†	5.75%	4/15/2026		$2,050,000	2,012,144
Q-Park Holding I BV(c)	2.00%	3/1/2027	EUR	2,500,000	2,435,011
Sotheby’s†	7.375%	10/15/2027		$1,210,000	1,073,382
Verscend Escrow Corp.†	9.75%	8/15/2026		1,420,000	1,425,319
WASH Multifamily Acquisition, Inc.†	5.75%	4/15/2026		2,277,000	2,120,723
Williams Scotsman International, Inc.†	4.625%	8/15/2028		1,038,000	955,699
Williams Scotsman International, Inc.†	6.125%	6/15/2025		600,000	596,700
Total					44,646,392

See Notes to Financial Statements.	61

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Computers 0.25%
Presidio Holdings, Inc.†	8.25%		2/1/2028	$467,000	$453,455
Seagate HDD Cayman (Cayman Islands)†(b)	8.25%		12/15/2029	2,417,000	2,535,505
Total					2,988,960

Cosmetics/Personal Care 0.21%
Coty, Inc.†	6.50%		4/15/2026	635,000	630,469
Natura Cosmeticos SA (Brazil)(b)	4.125%		5/3/2028	2,100,000	1,851,473
Total					2,481,942

Distribution/Wholesale 0.30%
BCPE Empire Holdings, Inc.†	7.625%		5/1/2027	650,000	618,927
G-III Apparel Group Ltd.†	7.875%		8/15/2025	1,419,000	1,396,978
H&E Equipment Services, Inc.†	3.875%		12/15/2028	1,415,000	1,244,980
Ritchie Bros Holdings, Inc.†	6.75%		3/15/2028	326,000	330,482
Total					3,591,367

Diversified Financial Services 3.22%
Advisor Group Holdings, Inc.†	10.75%		8/1/2027	3,165,000	3,249,195
Armor Holdco, Inc.†	8.50%		11/15/2029	2,650,000	2,257,782
Aviation Capital Group LLC†	6.25%		4/15/2028	1,167,000	1,168,208
Avolon Holdings Funding Ltd. (Ireland)†(b)	5.50%		1/15/2026	3,905,000	3,807,749
Castlelake Aviation Finance DAC (Ireland)†(b)	5.00%		4/15/2027	1,000,000	923,520
Global Aircraft Leasing Co. Ltd. (Cayman Islands)†(b)	6.50%		9/15/2024	3,805,000	3,497,364
ILFC E-Capital Trust II†	7.314%	#(f)	12/21/2065	2,900,000	2,087,694
Jefferson Capital Holdings LLC†	6.00%		8/15/2026	1,353,000	1,146,863
Midcap Financial Issuer Trust†	6.50%		5/1/2028	1,209,000	1,067,399
Nationstar Mortgage Holdings, Inc.†	6.00%		1/15/2027	2,500,000	2,391,400
Navient Corp.	4.875%		3/15/2028	509,000	445,006
Navient Corp.	5.50%		3/15/2029	348,000	301,180
Navient Corp.	5.875%		10/25/2024	2,245,000	2,216,971
Navient Corp.	6.75%		6/15/2026	2,550,000	2,488,736
OneMain Finance Corp.	6.125%		3/15/2024	3,765,000	3,758,635
OneMain Finance Corp.	6.875%		3/15/2025	2,493,000	2,486,990
OneMain Finance Corp.	7.125%		3/15/2026	1,000,000	991,559
PennyMac Financial Services, Inc.†	5.375%		10/15/2025	2,900,000	2,774,010
PRA Group, Inc.†	8.375%		2/1/2028	1,150,000	1,050,094
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (Malta)†(b)	6.375%		2/1/2030	719,000	609,579
Total					38,719,934

62	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate		Maturity Date		Principal Amount	Fair Value
Electric 2.20%
Atlantica Sustainable Infrastructure PLC (United Kingdom)†(b)	4.125%		6/15/2028		$465,000	$421,582
Calpine Corp.†	5.125%		3/15/2028		3,585,000	3,254,993
Calpine Corp.†	5.25%		6/1/2026		750,000	728,982
Electricite de France SA (France)†(b)	5.625% (10 yr. USD Swap + 3.04%	)#	–	(d)	1,295,000	1,274,824
Elwood Energy LLC	8.159%		7/5/2026		8,212	7,118
Emera, Inc. (Canada)(b)	6.75% (3 mo. USD LIBOR + 5.44%	)#	6/15/2076		2,420,000	2,362,446
Eskom Holdings SOC Ltd. (South Africa)†(b)	6.75%		8/6/2023		1,250,000	1,249,010
Eskom Holdings SOC Ltd. (South Africa)†(b)	7.125%		2/11/2025		1,233,000	1,227,505
Leeward Renewable Energy Operations LLC†	4.25%		7/1/2029		941,000	833,961
NRG Energy, Inc.	6.625%		1/15/2027		2,600,000	2,584,859
Pike Corp.†	5.50%		9/1/2028		1,241,000	1,118,110
Talen Energy Supply LLC†	8.625%		6/1/2030		786,000	816,607
TransAlta Corp. (Canada)(b)	7.75%		11/15/2029		472,000	490,229
Vistra Corp.†	7.00% (5 yr. CMT + 5.74%	)#	–	(d)	4,270,000	3,804,143
Vistra Operations Co. LLC†	5.00%		7/31/2027		655,000	617,773
Vistra Operations Co. LLC†	5.125%		5/13/2025		1,250,000	1,221,531
Vistra Operations Co. LLC†	5.50%		9/1/2026		225,000	217,795
Vistra Operations Co. LLC†	5.625%		2/15/2027		4,402,000	4,261,176
Total						26,492,644

Electrical Components & Equipment 0.44%
Energizer Holdings, Inc.†	4.75%		6/15/2028		1,050,000	944,123
Energizer Holdings, Inc.†	6.50%		12/31/2027		1,750,000	1,702,361
EnerSys†	4.375%		12/15/2027		600,000	556,893
WESCO Distribution, Inc.†	7.125%		6/15/2025		2,000,000	2,024,760
Total						5,228,137

Electronics 0.10%
Arrow Electronics, Inc.	6.125%		3/1/2026		1,250,000	1,248,478

Energy-Alternate Sources 0.13%
Empresa Generadora de Electricidad Haina SA (Dominican Republic)†(b)	5.625%		11/8/2028		605,000	535,231
TerraForm Power Operating LLC†	5.00%		1/31/2028		965,000	896,608
YPF Energia Electrica SA (Argentina)†(b)	10.00%		7/25/2026		142,000	135,439
Total						1,567,278

See Notes to Financial Statements.	63

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Engineering & Construction 0.56%
Gatwick Airport Finance PLC(c)	4.375%	4/7/2026	GBP	2,000,000	$2,346,725
Heathrow Finance PLC(c)	5.75%	3/3/2025	GBP	2,400,000	2,991,164
Weekley Homes LLC/Weekley Finance Corp.†	4.875%	9/15/2028		$1,556,000	1,398,282
Total					6,736,171

Entertainment 2.58%
Allwyn Entertainment Financing U.K. PLC (United Kingdom)†(b)	7.875%	4/30/2029		1,271,000	1,300,145
Boyne USA, Inc.†	4.75%	5/15/2029		1,077,000	984,343
Caesars Entertainment, Inc.†	6.25%	7/1/2025		1,184,000	1,178,619
Caesars Entertainment, Inc.†	8.125%	7/1/2027		2,895,000	2,971,929
CCM Merger, Inc.†	6.375%	5/1/2026		2,714,000	2,646,550
Churchill Downs, Inc.†	5.50%	4/1/2027		1,185,000	1,147,333
Cinemark USA, Inc.†	5.875%	3/15/2026		3,549,000	3,362,500
CPUK Finance Ltd.(c)	4.50%	8/28/2027	GBP	1,285,000	1,425,815
CPUK Finance Ltd.(c)	4.875%	2/28/2047	GBP	2,000,000	2,449,606
Empire Resorts, Inc.†	7.75%	11/1/2026		$2,000,000	1,614,523
Inter Media & Communication SpA(c)	6.75%	2/9/2027	EUR	1,660,000	1,773,376
International Game Technology PLC†	6.25%	1/15/2027		$1,250,000	1,246,438
Jacobs Entertainment, Inc.†	6.75%	2/15/2029		1,200,000	1,094,270
Juventus Football Club SpA(c)(g)	3.375%	2/19/2024	EUR	910,000	985,557
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp.†	4.875%	5/1/2029		$600,000	533,460
Mohegan Tribal Gaming Authority†	8.00%	2/1/2026		1,290,000	1,194,708
Motion Finco Sarl†(c)	7.375%	6/15/2030	EUR	606,000	661,778
Penn Entertainment, Inc.†	5.625%	1/15/2027		$595,000	560,160
Resorts World Las Vegas LLC/RWLV Capital, Inc.†	4.625%	4/16/2029		400,000	331,834
SeaWorld Parks & Entertainment, Inc.†	5.25%	8/15/2029		2,275,000	2,049,548
Warnermedia Holdings, Inc.	6.412%	3/15/2026		1,500,000	1,502,764
Total					31,015,256

Environmental Control 0.12%
Enviri Corp.†	5.75%	7/31/2027		1,675,000	1,448,791

Food 1.17%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	4.625%	1/15/2027		985,000	934,320
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC†	6.50%	2/15/2028		1,875,000	1,869,319
Chobani LLC/Chobani Finance Corp., Inc.†	4.625%	11/15/2028		2,130,000	1,940,189

64	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Food (continued)
Chobani LLC/Chobani Finance Corp., Inc.†	7.50%	4/15/2025		$1,850,000	$1,847,278
FAGE International SA/FAGE USA Dairy Industry, Inc. (Luxembourg)†(b)	5.625%	8/15/2026		1,545,000	1,457,277
Iceland Bondco PLC†(c)	10.875%	12/15/2027	GBP	654,000	847,360
Nathan’s Famous, Inc.†	6.625%	11/1/2025		$13,000	12,889
NBM U.S. Holdings, Inc.†	7.00%	5/14/2026		1,818,000	1,783,100
Performance Food Group, Inc.†	5.50%	10/15/2027		1,260,000	1,221,308
Post Holdings, Inc.†	5.625%	1/15/2028		727,000	703,183
SEG Holding LLC/SEG Finance Corp.†	5.625%	10/15/2028		990,000	936,852
U.S. Foods, Inc.†	6.25%	4/15/2025		507,000	508,733
Total					14,061,808

Forest Products & Paper 0.04%
Ahlstrom Holding 3 Oy (Finland)†(b)	4.875%	2/4/2028		580,000	482,986

Hand/Machine Tools 0.10%
IMA Industria Macchine Automatiche SpA(c)	3.75%	1/15/2028	EUR	1,250,000	1,259,684

Health Care-Services 3.32%
Acadia Healthcare Co., Inc.†	5.50%	7/1/2028		$1,275,000	1,222,068
Catalent Pharma Solutions, Inc.(c)	2.375%	3/1/2028	EUR	950,000	882,159
Catalent Pharma Solutions, Inc.†	5.00%	7/15/2027		$1,400,000	1,312,843
CHS/Community Health Systems, Inc.†	6.875%	4/15/2029		583,000	387,067
CHS/Community Health Systems, Inc.†	8.00%	3/15/2026		5,380,000	5,288,091
CHS/Community Health Systems, Inc.†	8.00%	12/15/2027		4,260,000	4,169,475
DaVita, Inc.†	4.625%	6/1/2030		3,226,000	2,755,654
Fortrea Holdings, Inc.†	7.50%	7/1/2030		679,000	694,782
Heartland Dental LLC/Heartland Dental Finance Corp.†	8.50%	5/1/2026		2,000,000	1,811,866
Heartland Dental LLC/Heartland Dental Finance Corp.†	10.50%	4/30/2028		1,739,000	1,745,521
Legacy LifePoint Health LLC†	6.75%	4/15/2025		4,850,000	4,929,710
Select Medical Corp.†	6.25%	8/15/2026		3,612,000	3,584,471
Tenet Healthcare Corp.	5.125%	11/1/2027		2,100,000	1,996,223
Tenet Healthcare Corp.	6.125%	10/1/2028		5,680,000	5,415,823
Tenet Healthcare Corp.	6.25%	2/1/2027		1,225,000	1,203,741
U.S. Acute Care Solutions LLC†	6.375%	3/1/2026		2,870,000	2,511,250
Total					39,910,744

See Notes to Financial Statements.	65

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Holding Companies-Diversified 0.41%
Benteler International AG†(c)(g)	9.375%		5/15/2028	EUR	650,000	$727,915
Benteler International AG (Austria)†(b)	10.50%		5/15/2028		$1,314,000	1,335,371
Stena International SA (Luxembourg)†(b)	6.125%		2/1/2025		1,050,000	1,031,404
Stena International SA(c)	7.25%		2/15/2028	EUR	500,000	568,593
Stena International SA†(c)	7.25%		2/15/2028	EUR	1,061,000	1,210,316
Total						4,873,599

Home Builders 1.15%
Ashton Woods USA LLC/Ashton Woods Finance Co.†	6.625%		1/15/2028		$2,445,000	2,355,600
Century Communities, Inc.	6.75%		6/1/2027		1,850,000	1,858,917
Forestar Group, Inc.†	3.85%		5/15/2026		1,161,000	1,078,889
Forestar Group, Inc.†	5.00%		3/1/2028		1,000,000	928,350
M/I Homes, Inc.	4.95%		2/1/2028		2,140,000	2,019,133
Shea Homes LP/Shea Homes Funding Corp.	4.75%		2/15/2028		2,336,000	2,128,166
Taylor Morrison Communities, Inc.†	5.875%		6/15/2027		520,000	512,379
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.	5.875%		6/15/2024		2,000,000	1,992,868
Tri Pointe Homes, Inc.	5.25%		6/1/2027		943,000	912,136
Total						13,786,438

Housewares 0.23%
Newell Brands, Inc.	4.875%		6/1/2025		1,993,000	1,930,258
Newell Brands, Inc.	6.375%		9/15/2027		825,000	813,656
Scotts Miracle-Gro Co.	5.25%		12/15/2026		12,000	11,451
Total						2,755,365

Insurance 0.51%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer†	6.75%		4/15/2028		3,286,000	3,272,432
AssuredPartners, Inc.†	7.00%		8/15/2025		700,000	691,833
Global Atlantic Fin Co.†	4.70% (5 yr. CMT + 3.80%	)#	10/15/2051		297,000	214,317
GTCR AP Finance, Inc.†	8.00%		5/15/2027		625,000	619,585
Jones Deslauriers Insurance Management, Inc. (Canada)†(b)	8.50%		3/15/2030		1,343,000	1,371,095
Total						6,169,262

Internet 1.17%
eDreams ODIGEO SA(c)	5.50%		7/15/2027	EUR	1,500,000	1,500,818
EquipmentShare.com, Inc.†	9.00%		5/15/2028		$2,894,000	2,872,208
Gen Digital, Inc.†	6.75%		9/30/2027		1,496,000	1,502,574
Millennium Escrow Corp.†	6.625%		8/1/2026		1,491,000	1,112,720

66	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Internet (continued)
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.†	4.75%		4/30/2027		$1,689,000	$1,471,550
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.†	6.00%		2/15/2028		1,293,000	1,022,789
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.†	10.75%		6/1/2028		685,000	628,008
Rakuten Group, Inc. (Japan)†(b)	10.25%		11/30/2024		1,750,000	1,749,249

United Group BV(c)	6.573% (3 mo. EURIBOR + 3.25%	)#	2/15/2026	EUR	2,100,000	2,239,701
Total						14,099,617

Investment Companies 0.12%
Huarong Finance II Co. Ltd. (Hong Kong)(b)	5.00%		11/19/2025		$1,500,000	1,400,756

Iron-Steel 0.90%
ATI, Inc.	5.875%		12/1/2027		1,925,000	1,873,405
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (Canada)†(b)	8.75%		7/15/2026		2,846,000	2,765,259
Cleveland-Cliffs, Inc.	5.875%		6/1/2027		1,520,000	1,494,237
CSN Inova Ventures (Brazil)†(b)	6.75%		1/28/2028		1,300,000	1,233,273
Mineral Resources Ltd. (Australia)†(b)	8.00%		11/1/2027		2,200,000	2,208,836
U.S. Steel Corp.	6.875%		3/1/2029		1,296,000	1,281,478
Total						10,856,488

Leisure Time 3.80%
Carnival Corp.†	5.75%		3/1/2027		8,170,000	7,564,688
Carnival Corp.†	7.625%		3/1/2026		8,923,000	8,810,700
Carnival Holdings Bermuda Ltd.†	10.375%		5/1/2028		2,079,000	2,270,453
Life Time, Inc.†	5.75%		1/15/2026		2,740,000	2,688,449
Lindblad Expeditions LLC†	6.75%		2/15/2027		2,747,000	2,647,216
NCL Corp. Ltd.†	5.875%		3/15/2026		2,450,000	2,320,536
NCL Corp. Ltd.†	5.875%		2/15/2027		1,639,000	1,597,578
NCL Corp. Ltd.†	8.375%		2/1/2028		676,000	705,357
Pinnacle Bidco PLC(c)(g)	5.50%		2/15/2025	EUR	1,960,000	2,127,367
Royal Caribbean Cruises Ltd.†	4.25%		7/1/2026		$2,454,000	2,283,208
Royal Caribbean Cruises Ltd.†	8.25%		1/15/2029		1,480,000	1,547,028
Royal Caribbean Cruises Ltd.†	11.625%		8/15/2027		8,063,000	8,811,416
Viking Cruises Ltd.†	5.875%		9/15/2027		1,144,000	1,070,773
VOC Escrow Ltd.†	5.00%		2/15/2028		1,325,000	1,232,326
Total						45,677,095

See Notes to Financial Statements.	67

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate		Maturity Date		Principal Amount		Fair Value
Lodging 2.27%
Accor SA(c)	2.625% (5 yr. EUR Swap + 3.25%	)#	–	(d)	EUR	2,100,000	$2,194,771
Full House Resorts, Inc.†	8.25%		2/15/2028			$2,056,000	1,898,617
Genting New York LLC/GENNY Capital, Inc.†	3.30%		2/15/2026			2,000,000	1,793,258
Melco Resorts Finance Ltd. (Hong Kong)†(b)	5.75%		7/21/2028			2,350,000	2,103,525
MGM China Holdings Ltd. (Macau)†(b)	5.25%		6/18/2025			750,000	721,252
MGM China Holdings Ltd. (Macau)†(b)	5.875%		5/15/2026			1,600,000	1,554,240
MGM Resorts International	4.75%		10/15/2028			312,000	288,316
MGM Resorts International	5.50%		4/15/2027			2,431,000	2,344,273
MGM Resorts International	6.75%		5/1/2025			750,000	753,903
Studio City Co. Ltd. (Macau)†(b)	7.00%		2/15/2027			3,025,000	2,878,188
Travel & Leisure Co.†	6.625%		7/31/2026			2,139,000	2,131,171
Wyndham Hotels & Resorts, Inc.†	4.375%		8/15/2028			1,303,000	1,193,673
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.25%		5/15/2027			2,180,000	2,073,919
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.50%		3/1/2025			2,477,000	2,432,571
Wynn Macau Ltd. (Macau)†(b)	5.50%		10/1/2027			3,241,000	2,931,971
Total							27,293,648

Machinery: Construction & Mining 0.20%
Manitowoc Co., Inc.†	9.00%		4/1/2026			2,415,000	2,405,932

Machinery-Diversified 0.87%
GrafTech Global Enterprises, Inc.†	9.875%		12/15/2028			2,421,000	2,462,230
Husky III Holding Ltd. (Canada)†(b)	13.00%		2/15/2025			3,287,000	3,065,128
Novafives SAS(c)	8.026% (3 mo. EURIBOR + 4.50%	)#	6/15/2025		EUR	1,400,000	1,476,566
Renk AG(c)	5.75%		7/15/2025		EUR	2,000,000	2,193,140
TK Elevator Midco GmbH(c)	4.375%		7/15/2027		EUR	1,252,000	1,257,746
Total							10,454,810

Media 4.31%
Altice Financing SA(c)	2.25%		1/15/2025		EUR	2,000,000	1,986,793
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.125%		5/1/2027			$8,148,000	7,651,852
CCO Holdings LLC/CCO Holdings Capital Corp.†	6.375%		9/1/2029			3,250,000	3,110,513
CSC Holdings LLC†	11.25%		5/15/2028			2,754,000	2,726,419
Directv Financing LLC/Directv Financing Co.-Obligor, Inc.†	5.875%		8/15/2027			3,595,000	3,248,528
DISH Network Corp.†	11.75%		11/15/2027			5,175,000	5,216,338
Gray Escrow II, Inc.†	5.375%		11/15/2031			285,000	199,161
Gray Television, Inc.†	7.00%		5/15/2027			5,100,000	4,418,206
LCPR Senior Secured Financing DAC (Ireland)†(b)	6.75%		10/15/2027			3,025,000	2,832,278

68	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount		Fair Value
Media (continued)
McGraw-Hill Education, Inc.†	5.75%	8/1/2028		$1,230,000	$1,081,139
Nexstar Media, Inc.†	4.75%	11/1/2028		2,699,000	2,381,123
Nexstar Media, Inc.†	5.625%	7/15/2027		2,345,000	2,206,691
Scripps Escrow, Inc.†	5.875%	7/15/2027		2,110,000	1,764,720
Sirius XM Radio, Inc.†	5.00%	8/1/2027		4,903,000	4,559,790
Univision Communications, Inc.†	6.625%	6/1/2027		3,700,000	3,603,656
Univision Communications, Inc.†	8.00%	8/15/2028		2,000,000	2,016,800
UPC Holding BV (Netherlands)†(b)	5.50%	1/15/2028		500,000	445,462
Urban One, Inc.†	7.375%	2/1/2028		1,211,000	1,070,524
Virgin Media Vendor Financing Notes III DAC(c)	4.875%	7/15/2028	GBP	300,000	315,513
Ziggo Bond Co. BV (Netherlands)†(b)	6.00%	1/15/2027		$975,000	907,920
Total					51,743,426

Metal Fabricate-Hardware 0.16%
Advanced Drainage Systems, Inc.†	5.00%	9/30/2027		755,000	721,805
Park-Ohio Industries, Inc.	6.625%	4/15/2027		1,414,000	1,244,405
Total					1,966,210

Mining 1.15%
China Hongqiao Group Ltd. (China)(b)	6.25%	6/8/2024		1,300,000	1,277,705
Coeur Mining, Inc.†	5.125%	2/15/2029		975,000	810,283
Compass Minerals International, Inc.†	6.75%	12/1/2027		1,259,000	1,228,007
Hecla Mining Co.	7.25%	2/15/2028		1,698,000	1,683,287
Hudbay Minerals, Inc. (Canada)†(b)	4.50%	4/1/2026		3,341,000	3,172,410
JW Aluminum Continuous Cast Co.†	10.25%	6/1/2026		2,237,000	2,217,393
Kaiser Aluminum Corp.†	4.625%	3/1/2028		2,600,000	2,337,166
Taseko Mines Ltd. (Canada)†(b)	7.00%	2/15/2026		1,196,000	1,108,167
Total					13,834,418

Miscellaneous Manufacturing 0.37%
Amsted Industries, Inc.†	5.625%	7/1/2027		1,045,000	1,018,279
Calderys Financing LLC (France)†(b)	11.25%	6/1/2028		1,944,000	2,001,834
LSB Industries, Inc.†	6.25%	10/15/2028		1,526,000	1,402,242
Total					4,422,355

Office/Business Equipment 0.28%
Xerox Holdings Corp.†	5.00%	8/15/2025		3,458,000	3,321,076

See Notes to Financial Statements.	69

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Oil & Gas 13.54%
Aethon United BR LP/Aethon United Finance Corp.†	8.25%	2/15/2026	$5,317,000	$5,281,382
Ascent Resources Utica Holdings LLC/ARU Finance Corp.†	7.00%	11/1/2026	4,175,000	4,087,356
Baytex Energy Corp. (Canada)†(b)	8.75%	4/1/2027	5,158,000	5,290,638
Berry Petroleum Co. LLC†	7.00%	2/15/2026	5,737,000	5,470,982
California Resources Corp.†	7.125%	2/1/2026	3,149,000	3,175,452
Callon Petroleum Co.	6.375%	7/1/2026	1,304,000	1,279,788
Callon Petroleum Co.†	8.00%	8/1/2028	2,625,000	2,663,973
Callon Petroleum Co.	8.25%	7/15/2025	734,000	734,000
Calumet Specialty Products Partners LP/Calumet Finance Corp.†	8.125%	1/15/2027	1,380,000	1,328,091
Canacol Energy Ltd. (Canada)†(b)	5.75%	11/24/2028	500,000	438,571
Chesapeake Energy Corp.†	5.50%	2/1/2026	1,035,000	1,019,797
Chord Energy Corp.†	6.375%	6/1/2026	4,485,000	4,455,212
Citgo Holding, Inc.†	9.25%	8/1/2024	1,925,000	1,927,551
CITGO Petroleum Corp.†	6.375%	6/15/2026	3,978,000	3,862,280
CITGO Petroleum Corp.†	7.00%	6/15/2025	2,988,000	2,955,207
Civitas Resources, Inc.†	5.00%	10/15/2026	2,462,000	2,325,974
Civitas Resources, Inc.†	8.375%	7/1/2028	4,166,000	4,290,188
CNX Resources Corp.†	7.25%	3/14/2027	2,822,000	2,824,970
Comstock Resources, Inc.†	6.75%	3/1/2029	3,400,000	3,175,051
Crescent Energy Finance LLC†	7.25%	5/1/2026	1,485,000	1,464,871
Crescent Energy Finance LLC†	9.25%	2/15/2028	5,238,000	5,332,808
Earthstone Energy Holdings LLC†	8.00%	4/15/2027	5,608,000	5,554,776
Encino Acquisition Partners Holdings LLC†	8.50%	5/1/2028	2,446,000	2,246,487
EnQuest PLC (United Kingdom)†(b)	11.625%	11/1/2027	1,150,000	1,086,310
Ensign Drilling, Inc. (Canada)†(b)	9.25%	4/15/2024	700,000	686,192
Gulfport Energy Corp.†	8.00%	5/17/2026	4,549,731	4,598,686
Hilcorp Energy I LP/Hilcorp Finance Co.†	6.25%	11/1/2028	5,240,000	5,020,788
Kosmos Energy Ltd.†	7.125%	4/4/2026	4,050,000	3,807,506
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.†	6.00%	8/1/2026	4,167,000	4,098,578
Matador Resources Co.	5.875%	9/15/2026	3,512,000	3,420,861
Matador Resources Co.†	6.875%	4/15/2028	1,326,000	1,318,981
MEG Energy Corp. (Canada)†(b)	5.875%	2/1/2029	1,250,000	1,199,444
Murphy Oil Corp.	6.375%	7/15/2028	1,151,000	1,146,992
Nabors Industries Ltd.†	7.50%	1/15/2028	725,000	665,816
Nabors Industries, Inc.†	7.375%	5/15/2027	2,019,000	1,976,581
Noble Finance II LLC†	8.00%	4/15/2030	1,264,000	1,301,478

70	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
Oil & Gas (continued)
Patterson-UTI Energy, Inc.	3.95%	2/1/2028	$550,000	$506,936
PBF Holding Co. LLC/PBF Finance Corp.	6.00%	2/15/2028	2,536,000	2,397,078
PBF Holding Co. LLC/PBF Finance Corp.	7.25%	6/15/2025	1,098,000	1,096,243
PDC Energy, Inc.	5.75%	5/15/2026	3,402,000	3,424,453
Permian Resources Operating LLC†	5.375%	1/15/2026	167,000	161,052
Permian Resources Operating LLC†	5.875%	7/1/2029	300,000	286,191
Permian Resources Operating LLC†	6.875%	4/1/2027	1,243,000	1,232,888
Permian Resources Operating LLC†	7.75%	2/15/2026	3,790,000	3,842,954
Petroleos Mexicanos (Mexico)(b)	6.49%	1/23/2027	3,130,000	2,791,806
Precision Drilling Corp. (Canada)†(b)	6.875%	1/15/2029	1,092,000	1,030,706
Precision Drilling Corp. (Canada)†(b)	7.125%	1/15/2026	1,658,000	1,644,355
Range Resources Corp.	8.25%	1/15/2029	600,000	624,855
Rockcliff Energy II LLC†	5.50%	10/15/2029	3,123,000	2,862,736
Seadrill Finance Ltd.†	8.375%	8/1/2030	1,093,000	1,116,609
SierraCol Energy Andina LLC†	6.00%	6/15/2028	3,700,000	2,921,575
SM Energy Co.	6.625%	1/15/2027	5,855,000	5,763,959
SM Energy Co.	6.75%	9/15/2026	875,000	860,492
Southwestern Energy Co.	5.375%	2/1/2029	305,000	288,308
Southwestern Energy Co.	8.375%	9/15/2028	1,000,000	1,039,788
Tap Rock Resources LLC†	7.00%	10/1/2026	4,693,000	4,851,190
Transocean, Inc.†	7.25%	11/1/2025	2,350,000	2,321,447
Transocean, Inc.†	7.50%	1/15/2026	1,803,000	1,773,070
Transocean, Inc.†	11.50%	1/30/2027	900,000	944,791
Turkiye Petrol Rafinerileri AS (Turkey)(b)	4.50%	10/18/2024	2,000,000	1,940,732
Valaris Ltd.†	8.375%	4/30/2030	1,491,000	1,526,933
Vermilion Energy, Inc. (Canada)†(b)	5.625%	3/15/2025	4,615,000	4,529,831
Viper Energy Partners LP†	5.375%	11/1/2027	620,000	595,767
Vital Energy, Inc.	9.50%	1/15/2025	220,000	219,177
Vital Energy, Inc.	10.125%	1/15/2028	6,195,000	6,195,527
W&T Offshore, Inc.†	11.75%	2/1/2026	2,403,000	2,456,216
Total				162,761,283

Oil & Gas Services 1.20%
Bristow Group, Inc.†	6.875%	3/1/2028	483,000	457,829
CSI Compressco LP/CSI Compressco Finance, Inc.†	7.50%	4/1/2025	1,603,000	1,564,720
Enerflex Ltd. (Canada)†(b)	9.00%	10/15/2027	2,663,000	2,682,600
KLX Energy Services Holdings, Inc.†	11.50%	11/1/2025	1,500,000	1,432,147
Nine Energy Service, Inc.	13.00%	2/1/2028	1,745,000	1,576,872
Oceaneering International, Inc.	4.65%	11/15/2024	277,000	269,022

See Notes to Financial Statements.	71

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Oil & Gas Services (continued)
Oceaneering International, Inc.	6.00%		2/1/2028		$1,235,000	$1,171,860
USA Compression Partners LP/USA Compression Finance Corp.	6.875%		4/1/2026		2,874,000	2,850,816
Weatherford International Ltd.†	8.625%		4/30/2030		1,650,000	1,692,623
Welltec International ApS (Denmark)†(b)	8.25%		10/15/2026		750,000	760,954
Total						14,459,443

Packaging & Containers 2.32%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC†	6.00%		6/15/2027		1,069,000	1,056,004
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)†(b)	4.125%		8/15/2026		1,733,000	1,624,971
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)†(b)	5.25%		4/30/2025		1,350,000	1,323,869
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)†(b)	5.25%		8/15/2027		1,346,000	1,156,983
Ball Corp.	6.875%		3/15/2028		1,639,000	1,678,262
Canpack SA/Canpack U.S. LLC (Poland)†(b)	3.125%		11/1/2025		1,425,000	1,321,874
LABL, Inc.†	6.75%		7/15/2026		1,033,000	1,014,390
LABL, Inc.†	9.50%		11/1/2028		2,936,000	3,013,070
LABL, Inc.†	10.50%		7/15/2027		886,000	844,860
Mauser Packaging Solutions Holding Co.†	7.875%		8/15/2026		6,186,000	6,175,306
Mauser Packaging Solutions Holding Co.†	9.25%		4/15/2027		1,265,000	1,177,031
Owens-Brockway Glass Container, Inc.†	6.625%		5/13/2027		2,602,000	2,589,579
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC†	4.00%		10/15/2027		1,324,000	1,193,646
Sealed Air Corp./Sealed Air Corp. U.S.†	6.125%		2/1/2028		856,000	852,926
Trident TPI Holdings, Inc.†	12.75%		12/31/2028		604,000	640,347
Trivium Packaging Finance BV (Netherlands)†(b)	5.50%		8/15/2026		626,000	595,376
Trivium Packaging Finance BV(c)	7.073% (3 mo. EURIBOR + 3.75%	)#	8/15/2026	EUR	1,532,000	1,663,918
Total						27,922,412

Pharmaceuticals 0.40%
Elanco Animal Health, Inc.	6.65%		8/28/2028		$2,006,000	1,984,476
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)(b)	6.75%		3/1/2028		800,000	794,531
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)(b)	7.125%		1/31/2025		2,000,000	2,012,414
Total						4,791,421

72	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Pipelines 2.05%
AI Candelaria Spain SA (Spain)†(b)	7.50%		12/15/2028	$1,544,207	$1,439,174
Antero Midstream Partners LP/Antero Midstream Finance Corp.†	5.75%		3/1/2027	1,650,000	1,597,529
Buckeye Partners LP	3.95%		12/1/2026	871,000	799,987
Buckeye Partners LP	4.125%		12/1/2027	750,000	679,470
Buckeye Partners LP	9.627% (3 mo. USD LIBOR + 4.02%	)#	1/22/2078	53,000	45,191
Delek Logistics Partners LP/Delek Logistics Finance Corp.†	7.125%		6/1/2028	1,991,000	1,844,005
EnLink Midstream LLC†	5.625%		1/15/2028	545,000	533,300
EQM Midstream Partners LP†	6.00%		7/1/2025	605,000	601,213
EQM Midstream Partners LP†	7.50%		6/1/2027	3,540,000	3,595,886
Global Partners LP/GLP Finance Corp.	7.00%		8/1/2027	1,400,000	1,369,747
Holly Energy Partners LP/Holly Energy Finance Corp.†	6.375%		4/15/2027	1,500,000	1,495,470
Northriver Midstream Finance LP (Canada)†(b)	5.625%		2/15/2026	2,303,000	2,203,050
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.†	6.00%		3/1/2027	2,640,000	2,504,195
Venture Global LNG, Inc.†	8.125%		6/1/2028	5,834,000	5,935,022
Total					24,643,239

Real Estate 0.10%
Country Garden Holdings Co. Ltd. (China)(b)	7.25%		4/8/2026	600,000	109,886
Country Garden Holdings Co. Ltd. (China)(b)	8.00%		1/27/2024	2,550,000	912,990
Wanda Properties Global Co. Ltd. (China)(b)	11.00%		1/20/2025	400,000	176,000
Total					1,198,876

REITS 2.02%
Brandywine Operating Partnership LP	4.10%		10/1/2024	2,552,000	2,451,497
HAT Holdings I LLC/HAT Holdings II LLC†	3.375%		6/15/2026	368,000	332,754
HAT Holdings I LLC/HAT Holdings II LLC†	6.00%		4/15/2025	3,679,000	3,623,916
Iron Mountain, Inc.†	4.875%		9/15/2027	565,000	530,456
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.†	4.25%		2/1/2027	965,000	869,044
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.†	5.25%		10/1/2025	850,000	815,607
RHP Hotel Properties LP/RHP Finance Corp.†	7.25%		7/15/2028	1,202,000	1,221,144
Service Properties Trust	4.75%		10/1/2026	608,000	532,927
Service Properties Trust	5.25%		2/15/2026	3,149,000	2,878,816
Service Properties Trust	7.50%		9/15/2025	4,361,000	4,314,124

See Notes to Financial Statements.	73

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
REITS (continued)
Starwood Property Trust, Inc.	4.75%		3/15/2025		$2,322,000	$2,243,626
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC†	10.50%		2/15/2028		2,051,000	2,041,309
WEA Finance LLC/Westfield U.K. & Europe Finance PLC†	3.75%		9/17/2024		2,500,000	2,368,179
Total						24,223,399

Retail 2.20%
Asbury Automotive Group, Inc.	4.50%		3/1/2028		715,000	655,002
Bath & Body Works, Inc.	6.694%		1/15/2027		1,605,000	1,611,492
Brinker International, Inc.†	5.00%		10/1/2024		2,845,000	2,806,023
Dave & Buster’s, Inc.†	7.625%		11/1/2025		1,586,000	1,603,867
Douglas GmbH(c)	6.00%		4/8/2026	EUR	1,500,000	1,564,687
Dufry One BV(c)	3.625%		4/15/2026	CHF	400,000	447,222
Evergreen Acqco 1 LP/TVI, Inc.†	9.75%		4/26/2028		$2,115,000	2,206,897
FirstCash, Inc.†	4.625%		9/1/2028		3,550,000	3,171,034
GPS Hospitality Holding Co. LLC/GPS Finco, Inc.†	7.00%		8/15/2028		2,550,000	1,680,875
Murphy Oil USA, Inc.	5.625%		5/1/2027		1,000,000	975,644
NMG Holding Co., Inc./Neiman Marcus Group LLC†	7.125%		4/1/2026		2,682,000	2,509,782
Nordstrom, Inc.	4.00%		3/15/2027		1,758,000	1,595,069
Park River Holdings, Inc.†	5.625%		2/1/2029		666,000	533,716
Park River Holdings, Inc.†	6.75%		8/1/2029		682,000	553,425
Sizzling Platter LLC/Sizzling Platter Finance Corp.†	8.50%		11/28/2025		2,884,000	2,844,158
Stonegate Pub Co. Financing 2019 PLC(c)	8.25%		7/31/2025	GBP	1,386,000	1,670,096
Total						26,428,989

Savings & Loans 0.19%
New York Community Bancorp, Inc.	5.90% (3 mo. USD Term SOFR + 3.04%	)#	11/6/2028		$2,477,000	2,341,431

Software 0.94%
Alteryx, Inc.†	8.75%		3/15/2028		2,918,000	2,840,573
Boxer Parent Co., Inc.†	7.125%		10/2/2025		1,240,000	1,248,167
Capstone Borrower, Inc.†	8.00%		6/15/2030		2,427,000	2,404,938
Cloud Software Group, Inc.†	6.50%		3/31/2029		2,350,000	2,117,204
Cloud Software Group, Inc.†	9.00%		9/30/2029		1,650,000	1,479,974
Open Text Corp. (Canada)†(b)	6.90%		12/1/2027		526,000	537,978
SS&C Technologies, Inc.†	5.50%		9/30/2027		654,000	632,412
Total						11,261,246

74	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Telecommunications 2.27%
Altice France SA(c)	2.50%		1/15/2025	EUR	3,550,000	$3,479,238
Altice France SA (France)†(b)	8.125%		2/1/2027		$2,375,000	1,945,592
CommScope, Inc.†	6.00%		3/1/2026		1,060,000	973,996
Connect Finco SARL/Connect U.S. Finco LLC (Luxembourg)†(b)	6.75%		10/1/2026		4,850,000	4,654,176
Frontier Communications Holdings LLC†	5.00%		5/1/2028		4,538,000	3,850,938
Frontier Communications Holdings LLC†	5.875%		10/15/2027		1,200,000	1,100,253
Hughes Satellite Systems Corp.	6.625%		8/1/2026		1,207,000	1,091,152
Iliad Holding SASU (France)†(b)	6.50%		10/15/2026		3,550,000	3,405,379
Lumen Technologies, Inc.†	4.00%		2/15/2027		4,304,000	2,835,561
PLT VII Finance Sarl(c)	4.625%		1/5/2026	EUR	470,000	505,138
Telecom Italia SpA (Italy)†(b)	5.303%		5/30/2024		$2,500,000	2,453,194
VF Ukraine PAT via VFU Funding PLC (Ukraine)†(b)	6.20%		2/11/2025		1,300,000	980,687
Total						27,275,304

Transportation 0.48%
Carriage Purchaser, Inc.†	7.875%		10/15/2029		316,000	249,226
Rand Parent LLC†	8.50%		2/15/2030		1,875,000	1,765,909
Watco Cos. LLC/Watco Finance Corp.†	6.50%		6/15/2027		435,000	417,200
XPO Escrow Sub LLC†	7.50%		11/15/2027		980,000	1,014,011
XPO, Inc.†	6.25%		6/1/2028		2,338,000	2,317,278
Total						5,763,624

Trucking & Leasing 0.61%
AerCap Global Aviation Trust (Ireland)†(b)	6.50% (3 mo. USD Term SOFR + 4.56%	)#	6/15/2045		1,500,000	1,466,206
Fortress Transportation & Infrastructure Investors LLC†	5.50%		5/1/2028		1,520,000	1,406,995
Fortress Transportation & Infrastructure Investors LLC†	6.50%		10/1/2025		4,541,000	4,502,354
Total						7,375,555
Total Corporate Bonds (cost $955,483,768)						961,269,468

See Notes to Financial Statements.	75

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
FLOATING RATE LOANS(h) 14.48%

Aerospace 0.40%
American Airlines, Inc. 2021 Term Loan	10.338% (3 mo. USD Term SOFR + 4.75%	)	4/20/2028	$973,750	$1,009,856
Jazz Acquisition, Inc. 2019 1st Lien Term Loan	9.419% (1 mo. USD Term SOFR + 4.00%	)	6/19/2026	1,867,827	1,871,329
United Airlines, Inc. 2021 Term Loan B	9.292% (3 mo. USD LIBOR + 3.75%	)	4/21/2028	1,938,669	1,944,728
Total					4,825,913

Aerospace/Defense 0.45%
Alloy Finco Ltd. USD Holdco PIK Term Loan (Jersey)(b)	–	(a)	3/6/2025	1,069,025	1,002,879
Spirit Aerosystems, Inc. 2022 Term Loan	9.869% (3 mo. USD Term SOFR + 4.50%	)	1/15/2027	809,882	812,312
TransDigm, Inc. 2022 Term Loan H	8.492% (3 mo. USD Term SOFR + 3.25%	)	2/22/2027	1,741,250	1,746,622
Vertex Aerospace Services Corp. 2021 First Lien Term Loan	9.169% (1 mo. USD Term SOFR + 3.75%	)	12/6/2028	1,893,197	1,899,113
Total					5,460,926

Auto Parts & Equipment 0.16%
Clarios Global LP 2023 Incremental Term Loan (Canada)(b)	9.069% (1 mo. USD Term SOFR + 3.75%	)	5/6/2030	1,966,216	1,968,428

Automotive 0.28%
Autokiniton U.S. Holdings, Inc. 2021 Term Loan B	9.933% (1 mo. USD Term SOFR + 4.50%	)	4/6/2028	1,097,201	1,098,572
DexKo Global, Inc. 2021 USD Term Loan B	–	(a)	10/4/2028	2,346,843	2,273,317
Total					3,371,889

Building & Construction 0.00%
USIC Holdings, Inc. 2021 2nd Lien Term Loan	11.933% (1 mo. USD Term SOFR + 6.50%	)	5/14/2029	16,454	15,364

76	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Building Materials 0.26%
ACProducts, Inc. 2021 Term Loan B	9.754% (3 mo. USD Term SOFR + 4.25%	)	5/17/2028	$2,595,929	$2,240,936
CP Atlas Buyer, Inc. 2021 Term Loan B	–	(a)	11/23/2027	297,983	284,176
Icebox Holdco III, Inc. 2021 1st Lien Term Loan	9.254% (3 mo. USD Term SOFR + 3.75%	)	12/22/2028	6,805	6,698
Summit Materials LLC Term Loan B	8.492% (6 mo. USD Term SOFR + 3.00%	)	12/14/2027	597,000	601,104
Total					3,132,914

Chemicals 0.63%
Axalta Coating Systems U.S. Holdings, Inc. 2022 USD Term Loan B4	8.242% (3 mo. USD Term SOFR + 3.00%	)	12/20/2029	461,250	463,051
DCG Acquisition Corp. Term Loan B	9.919% (1 mo. USD Term SOFR + 4.50%	)	9/30/2026	2,147,066	2,114,860
LSF11 A5 Holdco LLC 2023 Incremental Term Loan B	9.669% (1 mo. USD Term SOFR + 4.25%	)	10/15/2028	2,250,000	2,245,781
LSF11 A5 Holdco LLC Term Loan	–	(a)	10/15/2028	272,927	270,767
Nouryon Finance BV 2023 USD Term Loan B (Netherlands)(b)	9.318% (3 mo. USD Term SOFR + 4.00%	)	4/3/2028	2,000,000	1,997,090
Starfruit Finco BV 2023 Term Loan B (Netherlands)(b)	9.347% (3 mo. USD Term SOFR + 4.00%	)	4/3/2028	476,625	474,838
Total					7,566,387

Commercial Services 0.13%
Wand NewCo 3, Inc. 2020 Term Loan	8.169% (1 mo. USD Term SOFR + 2.75%	)	2/5/2026	1,496,124	1,495,922

Construction & Engineering 0.09%
Brand Industrial Services, Inc. 2023 Term Loan B	–	(a)	8/1/2030	1,160,470	1,127,588

Consumer Durables 0.06%
Griffon Corp. Term Loan B	7.639% (3 mo. USD Term SOFR + 2.25%	)	1/24/2029	691,532	691,532

See Notes to Financial Statements.	77

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Distribution/Wholesale 0.34%
BCPE Empire Holdings, Inc. 2023 Extended Term Loan	10.069% (1 mo. USD Term SOFR + 4.75%	)	12/11/2028	$1,200,000	$1,204,998
Windsor Holdings III LLC USD Term Loan B	–	(a)	6/21/2030	2,875,000	2,870,213
Total					4,075,211

Diversified Capital Goods 0.15%
Grinding Media, Inc. 2021 Term Loan B	9.53% (3 mo. USD Term SOFR + 4.00%	)	10/12/2028	1,363,572	1,339,709
Tank Holding Corp. 2022 Term Loan	11.169% (1 mo. USD Term SOFR + 5.75%	)	3/31/2028	453,831	440,074
Total					1,779,783

Diversified Financial Services 0.09%
Castlelake Aviation Ltd. 2023 Incremental Term Loan B	8.004% (3 mo. USD Term SOFR + 2.75%	)	10/22/2027	1,133,223	1,134,033

Electric 0.12%
Helix Gen Funding LLC 2023 Term Loan	10.061% (3 mo. USD Term SOFR + 4.75%	)	12/3/2027	1,461,666	1,458,165

Electric: Generation 0.30%
Astoria Energy LLC 2020 Term Loan B	8.933% (1 mo. USD Term SOFR + 3.50%	)	12/10/2027	1,275,126	1,272,895
CPV Shore Holdings LLC Term Loan	9.183% (1 mo. USD Term SOFR + 3.75%	)	12/29/2025	98,237	90,030
EFS Cogen Holdings I LLC 2020 Term Loan B	9.01% (3 mo. USD Term SOFR + 3.50%	)	10/1/2027	1,076,109	1,065,181
ExGen Renewables IV LLC 2020 Term Loan	8.025% (3 mo. USD Term SOFR + 2.50%	)	12/15/2027	1,202,399	1,198,268
Total					3,626,374

78	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Electric: Integrated 0.09%
Compass Power Generation LLC 2022 Term Loan B2	9.683% (1 mo. USD Term SOFR + 4.25%	)	4/14/2029	$467,124	$466,941
Helix Gen Funding LLC Term Loan B	9.288% (3 mo. USD LIBOR + 3.75%	)	6/3/2024	661,961	660,052
Total					1,126,993

Energy 0.14%
AL GCX Holdings LLC Term Loan B	8.777% (3 mo. USD Term SOFR + 3.50%	)	5/17/2029	970,941	969,640
NorthRiver Midstream Finance LP 2018 Term Loan B (Canada)(b)	8.78% (3 mo. USD Term SOFR + 3.25%	)	10/1/2025	669,727	669,489
Total					1,639,129

Entertainment 0.47%
Cinemark USA, Inc. 2023 Term Loan B	8.992% - 9.07% (1 mo. USD Term SOFR + 3.75%) (3 mo. USD Term SOFR + 3.75%	)	5/24/2030	1,995,000	1,993,344
Formula One Holdings Ltd. Term Loan B (United Kingdom)(b)	8.319% (1 mo. USD Term SOFR + 3.00%	)	1/15/2030	500,000	501,063
Live Nation Entertainment, Inc. Term Loan B4	7.114% (1 mo. USD Term SOFR + 1.75%	)	10/17/2026	1,496,114	1,495,366
Six Flags Theme Parks, Inc. 2019 Term Loan B	7.169% (1 mo. USD Term SOFR + 1.75%	)	4/17/2026	1,650,000	1,643,812
Total					5,633,585

Financial 0.42%
Advisor Group, Inc. 2021 Term Loan	9.933% (1 mo. USD LIBOR + 4.50%	)	7/31/2026	2,133,473	2,138,252
Asurion LLC 2022 Term Loan B10	9.419% (1 mo. USD Term SOFR + 4.00%	)	8/19/2028	3,045,352	2,924,588
Total					5,062,840

See Notes to Financial Statements.	79

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Food/Tobacco 0.32%
IRB Holding Corp. 2022 Term Loan B	8.419% (1 mo. USD Term SOFR + 3.00%	)	12/15/2027	$1,836,357	$1,829,131
Reynolds Group Holdings, Inc. 2021 Term Loan B	8.683% (1 mo. USD Term SOFR + 3.25%	)	9/24/2028	2,013,623	2,012,616
Total					3,841,747

Gaming/Leisure 0.68%
888 Acquisitions Ltd. USD Term Loan B (United Kingdom)(b)	–	(a)	7/1/2028	1,700,000	1,585,250
City Football Group Ltd. Term Loan (United Kingdom)(b)	8.406% (1 mo. USD Term SOFR + 3.00%	)	7/21/2028	2,568,308	2,542,625
Fertitta Entertainment LLC 2022 Term Loan B	–	(a)	1/27/2029	1,500,000	1,486,448
Motion Finco Sarl Delayed Draw Term Loan B2 (Luxembourg)(b)	8.788% (3 mo. USD LIBOR + 3.25%	)	11/12/2026	85,437	85,241
Motion Finco Sarl USD Term Loan B1 (Luxembourg)(b)	8.788% (3 mo. USD LIBOR + 3.25%	)	11/12/2026	599,296	597,924
NASCAR Holdings LLC Term Loan B	7.933% (1 mo. USD Term SOFR + 2.50%	)	10/19/2026	408,671	410,093
Scientific Games International, Inc. 2022 USD Term Loan	8.302% (1 mo. USD Term SOFR + 3.00%	)	4/14/2029	1,494,969	1,494,849
Total					8,202,430

Gas Distribution 0.08%
CQP Holdco LP 2021 Term Loan B	8.919% (1 mo. USD Term SOFR + 3.50%	)	6/5/2028	912,825	913,966

Health Care Services 0.16%
Summit Behavioral Healthcare LLC 2nd Lien Term Loan	13.237% (3 mo. USD Term SOFR + 7.75%	)	11/26/2029	2,000,000	1,890,000	(i)

Health Services 0.13%
Catalent Pharma Solutions, Inc. 2021 Term Loan B3	7.406% (1 mo. USD Term SOFR + 2.00%	)	2/22/2028	997,445	982,608
Heartland Dental LLC 2023 Term Loan B	10.222% (1 mo. USD Term SOFR + 5.00%	)	4/28/2028	588,524	572,760
Total					1,555,368

80	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Healthcare 0.40%
Medline Borrower LP USD Term Loan B	8.683% (1 mo. USD Term SOFR + 3.25%	)	10/23/2028	$2,144,571	$2,125,441
Physician Partners LLC Term Loan	–	(a)	12/23/2028	1,246,843	1,195,411
Select Medical Corp. 2017 Term Loan B	8.319% (1 mo. USD Term SOFR + 3.00%	)	3/6/2025	1,525,000	1,524,619
Total					4,845,471

Housing 0.69%
LBM Acquisition LLC Term Loan B	9.169% (1 mo. USD Term SOFR + 3.75%	)	12/17/2027	2,496,180	2,425,975
Oscar AcquisitionCo LLC Term Loan B	9.842% (3 mo. USD Term SOFR + 4.50%	)	4/29/2029	1,537,480	1,519,876
Park River Holdings, Inc. Term Loan	–	(a)	12/28/2027	2,493,626	2,412,895
Quikrete Holdings, Inc. 2016 1st Lien Term Loan	8.058% (1 mo. USD Term SOFR + 2.63%	)	2/1/2027	1,965,725	1,967,366
Total					8,326,112

Information Technology 1.00%
Banff Merger Sub, Inc. 2021 USD Term Loan	9.183% (1 mo. USD Term SOFR + 3.75%	)	10/2/2025	797,651	796,658
McAfee LLC 2022 USD Term Loan B	8.963% (1 mo. USD Term SOFR + 3.75%	)	3/1/2029	1,496,222	1,451,866
MH Sub I LLC 2020 Incremental Term Loan	–	(a)	9/13/2024	84,880	85,022
MKS Instruments, Inc. 2022 USD Term Loan B	8.155% (3 mo. USD Term SOFR + 2.75%	)	8/17/2029	1,527,477	1,527,836
Open Text Corp. 2022 Term Loan B (Canada)(b)	8.919% (1 mo. USD Term SOFR + 3.50%	)	1/31/2030	1,842,371	1,847,557
RealPage, Inc. 1st Lien Term Loan	8.433% (1 mo. USD Term SOFR + 3.00%	)	4/24/2028	2,843,671	2,798,641
Rocket Software, Inc. 2018 Term Loan	9.601% (3 mo. USD Term SOFR + 4.25%	)	11/28/2025	1,496,094	1,493,760
SS&C Technologies, Inc. 2022 Term Loan B6	7.669% (1 mo. USD Term SOFR + 2.25%	)	3/22/2029	786,909	787,271

See Notes to Financial Statements.	81

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Information Technology (continued)
SS&C Technologies, Inc. 2022 Term Loan B7	7.669% (1 mo. USD Term SOFR + 2.25%	)	3/22/2029		$1,186,023	$1,186,569
Total						11,975,180

Insurance 0.27%
Amynta Agency Borrower, Inc. 2023 Term Loan B	10.419% (1 mo. USD Term SOFR + 5.00%	)	2/28/2028		2,513,403	2,482,199
HUB International Ltd. 2023 Term Loan B	–	(a)	6/20/2030		727,272	731,156
Total						3,213,355

Integrated Energy 0.12%
Esdec Solar Group BV Term Loan B (Netherlands)(b)	9.96% (3 mo. USD LIBOR + 4.75%	)	8/30/2028		1,406,329	1,409,845

Internet 0.17%
MH Sub I LLC 2017 1st Lien Term Loan	–	(a)	9/13/2024		492,320	493,110
Uber Technologies, Inc. 2023 Term Loan B	7.999% – 8.01% (3 mo. USD Term SOFR + 2.75%	)	3/3/2030		1,500,080	1,502,660
Total						1,995,770

Investments & Miscellaneous Financial Services 0.18%
Jane Street Group LLC 2021 Term Loan	8.183% (1 mo. USD Term SOFR + 2.75%	)	1/26/2028		2,167,296	2,165,259

Leisure 0.08%
Carnival Corp. 2021 Incremental Term Loan B	8.683% (1 mo. USD Term SOFR + 3.25%	)	10/18/2028		884,754	883,374
Vue International Bidco PLC 2023 EUR PIK Term Loan 6.50%(c)	4.859% (6 mo. EURIBOR + 2.00%	)	12/31/2027	EUR	39,070	22,687
Total						906,061

Leisure Time 0.23%
Life Time Fitness, Inc. 2023 Term Loan B	10.05% (3 mo. USD Term SOFR + 4.75%	)	1/15/2026		$2,148,029	2,159,671
Topgolf Callaway Brands Corp. Term Loan B	8.919% (1 mo. USD Term SOFR + 3.50%	)	3/15/2030		575,224	575,121
Total						2,734,792

82	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Lodging 0.08%
Spectacle Gary Holdings LLC 2021 Term Loan B	9.769% (3 mo. USD Term SOFR + 4.25%	)	12/10/2028	$957,937	$939,080

Machinery 0.34%
Array Technologies, Inc. Term Loan B	8.675% (3 mo. USD Term SOFR + 3.25%	)	10/14/2027	2,078,192	2,071,479
CMBF LLC Term Loan	11.369% (1 mo. USD Term SOFR + 6.00%	)	8/2/2028	16,283	16,314
Vertical U.S. Newco, Inc. Term Loan B	9.381% (6 mo. USD LIBOR + 3.50%	)	7/30/2027	1,942,008	1,937,279
Total					4,025,072

Machinery: Diversified 0.07%
Chart Industries, Inc. 2023 Term Loan B	9.105% (1 mo. USD Term SOFR + 3.75%	)	3/15/2030	872,813	875,540

Manufacturing 1.19%
AMC Entertainment Holdings, Inc. 2019 Term Loan B	8.202% (1 mo. USD LIBOR + 3.00%	)	4/22/2026	2,294,010	1,795,545
CenturyLink, Inc. 2020 Term Loan B	7.683% (1 mo. USD Term SOFR + 2.25%	)	3/15/2027	860,441	604,894
DirecTV Financing LLC Term Loan	–	(a)	8/2/2027	1,217,486	1,211,782
Frontier Communications Corp. 2021 1st Lien Term Loan	9.183% (1 mo. USD Term SOFR + 3.75%	)	5/1/2028	3,940,714	3,758,771
Harsco Corp. 2021 Term Loan	7.683% (1 mo. USD Term SOFR + 2.25%	)	3/10/2028	1,221,995	1,215,666
Madison IAQ LLC Term Loan	8.302% (6 mo. USD LIBOR + 3.25%	)	6/21/2028	2,972,863	2,921,567
SPX Flow, Inc. 2022 Term Loan	9.919% (1 mo. USD Term SOFR + 4.50%	)	4/5/2029	2,223,597	2,205,530
Virgin Media Bristol LLC USD Term Loan N	7.836% (1 mo. USD Term SOFR + 2.50%	)	1/31/2028	625,000	609,650
Total					14,323,405

See Notes to Financial Statements.	83

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Media 0.27%
Sinclair Television Group, Inc. Term Loan B2B	7.933% (1 mo. USD Term SOFR + 2.50%	)	9/30/2026	$1,695,596	$1,516,499
Univision Communications, Inc. 2021 First Lien Term Loan B	8.683% (1 mo. USD Term SOFR + 3.25%	)	3/15/2026	1,745,547	1,739,455
Total					3,255,954

Media: Content 0.00%
NEP/NCP Holdco, Inc. 2018 2nd Lien Term Loan	12.433% (1 mo. USD Term SOFR + 7.00%	)	10/19/2026	50,000	36,646

Medical Products 0.00%
Athenahealth Group, Inc. 2022 Delayed Draw Term Loan(j)	–	(a)	2/15/2029	1,501	1,461
Athenahealth Group, Inc. 2022 Term Loan B	8.805% (1 mo. USD Term SOFR + 3.50%	)	2/15/2029	12,190	11,860
Total					13,321

Metal Fabricate/Hardware 0.08%
Tank Holding Corp. 2023 Incremental Delayed Draw Term Loan(j)	–	(a)	3/31/2028	300,000	294,000	(i)
Tank Holding Corp. 2023 Incremental Term Loan	11.391% (1 mo. USD Term SOFR + 6.00%	)	3/31/2028	698,250	684,285	(i)
Total					978,285

Metals/Minerals 0.17%
Zekelman Industries, Inc. 2020 Term Loan	7.378% (1 mo. USD Term SOFR + 2.00%	)	1/24/2027	2,022,000	2,016,389

Mining & Metals 0.12%
Arsenal AIC Parent LLC Term Loan	–	(a)	7/26/2030	1,395,348	1,396,074

Oil & Gas 0.38%
Par Petroleum LLC 2023 Term Loan B	9.614% (3 mo. USD Term SOFR + 4.25%	)	2/28/2030	1,420,353	1,414,438
Parkway Generation LLC Term Loan B	10.275% (3 mo. USD Term SOFR + 4.75%	)	2/18/2029	1,249,157	1,235,260

84	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Oil & Gas (continued)
Parkway Generation LLC Term Loan C	10.275% (3 mo. USD Term SOFR + 4.75%	)	2/18/2029	$161,989	$160,187
Waterbridge Midstream Operating LLC Term Loan B	11.363% (3 mo. USD Term SOFR + 5.75%	)	6/22/2026	1,745,466	1,751,069
Total					4,560,954

Oil Field Equipment & Services 0.26%
Ulterra Drilling Technologies LP Term Loan B	10.669% (1 mo. USD Term SOFR + 5.25%	)	11/26/2025	3,127,947	3,129,918

Pharmaceuticals 0.36%
Jazz Financing Lux Sarl USD Term Loan (Luxembourg)(b)	8.933% (1 mo. USD Term SOFR + 3.50%	)	5/5/2028	2,263,678	2,263,837
Option Care Health, Inc. 2021 Term Loan B	8.183% (1 mo. USD Term SOFR + 2.75%	)	10/27/2028	471,411	472,075
Organon & Co. USD Term Loan	8.257% (1 mo. USD Term SOFR + 3.00%	)	6/2/2028	1,591,808	1,589,524
Total					4,325,436

Pipelines 0.36%
Brazos Delaware II LLC 2023 Term Loan B	8.944% (1 mo. USD Term SOFR + 3.75%	)	2/11/2030	2,372,813	2,366,382
Oryx Midstream Services Permian Basin LLC 2023 Incremental Term Loan	8.505% (1 mo. USD Term SOFR + 3.25%	)	10/5/2028	1,970,757	1,974,797
Total					4,341,179

Printing & Publishing 0.15%
Cengage Learning, Inc. 2021 Term Loan B	10.323% (3 mo. USD LIBOR + 4.75%	)	7/14/2026	1,781,714	1,765,821

Recreation & Travel 0.00%
Bulldog Purchaser, Inc. 2018 Term Loan	9.169% (1 mo. USD Term SOFR + 3.75%	)	9/5/2025	15,530	14,883

See Notes to Financial Statements.	85

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount	Fair Value
Retail 0.40%
Carrols Restaurant Group, Inc. Term Loan B	8.669% (1 mo. USD Term SOFR + 3.25%	)	4/30/2026	$1,234,154	$1,192,396
Dave & Buster’s, Inc. 2023 Term Loan	9.188% (1 mo. USD Term SOFR + 3.75%	)	6/29/2029	923,940	925,095
GYP Holdings III Corp. 2023 Term Loan	8.319% (1 mo. USD Term SOFR + 3.00%	)	5/12/2030	1,500,000	1,504,500
Petco Health & Wellness Co., Inc. 2021 Term Loan B	8.754% (3 mo. USD Term SOFR + 3.25%	)	3/3/2028	1,230,890	1,228,465
Total					4,850,456

Service 0.28%
APi Group DE, Inc. 2021 Incremental Term Loan B	8.183% (3 mo. USD Term SOFR + 2.75%	)	1/3/2029	1,381	1,385
Prime Security Services Borrower LLC 2021 Term Loan	7.978% (1 mo. USD Term SOFR + 2.75%	)	9/23/2026	471,383	471,433
Red Planet Borrower LLC Term Loan B	9.169% (1 mo. USD Term SOFR + 3.75%	)	10/2/2028	795,949	720,334
Service Logic Acquisition, Inc. Term Loan	9.433% – 9.63% (1 mo. USD Term SOFR + 4.00%) (3 mo. USD Term SOFR + 4.00%	)	10/29/2027	2,190,822	2,182,607
Total					3,375,759

Software 0.48%
Cvent, Inc. 2023 Term Loan B	9.004% (3 mo. USD Term SOFR + 3.75%	)	6/17/2030	2,000,000	1,983,330
ECL Entertainment LLC Term Loan	12.933% (1 mo. USD Term SOFR + 7.50%	)	5/1/2028	248,101	250,272
Quartz Acquireco LLC Term Loan B	8.817% (1 mo. USD Term SOFR + 3.50%	)	6/28/2030	2,000,000	2,000,000
Ultimate Software Group, Inc. (The) 2023 Incremental Term Loan	9.776% (3 mo. USD Term SOFR + 4.50%	)	5/4/2026	1,500,000	1,508,438
Total					5,742,040

86	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate		Maturity Date	Principal Amount		Fair Value
Software/Services 0.17%
NortonLifeLock, Inc. 2022 Term Loan B	–	(a)	9/12/2029		$2,100,315	$2,095,999

Specialty Retail 0.23%
PetSmart, Inc. 2021 Term Loan B	9.169% (1 mo. USD Term SOFR + 3.75%	)	2/11/2028		2,720,372	2,722,793

Support: Services 0.00%
Sabre Global, Inc. 2021 Term Loan B1	8.933% (1 mo. USD Term SOFR + 3.50%	)	12/17/2027		20,988	17,577
Sabre Global, Inc. 2021 Term Loan B2	8.933% (1 mo. USD Term SOFR + 3.50%	)	12/17/2027		32,712	27,397
Total						44,974

Theaters & Entertainment 0.00%
Vue International Bidco PLC 2022 EUR Term Loan(c)	11.086% (6 mo. EURIBOR + 8.00%	)	6/30/2027	EUR	6,827	6,881
Total Floating Rate Loans (cost $172,770,383)						174,005,191

NON–AGENCY COMMERCIAL MORTGAGE–BACKED SECURITIES 0.64%
BHMS Mortgage Trust Series 2018–ATLS Class A†	6.769% (1 mo. USD Term SOFR + 1.30%	)#	7/15/2035		$2,000,000	1,955,682
Federal Home Loan Mortgage Corp. STACR REMIC Trust Series 2022–DNA5 Class M1B†	9.569% (30 day USD SOFR Average + 4.50%	)#	6/25/2042		1,500,000	1,603,014
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2022–HQA2 Class M1B†	9.069% (30 day USD SOFR Average + 4.00%	)#	7/25/2042		2,000,000	2,099,927
Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2023–R01 Class 1M2†	8.819% (30 day USD SOFR Average + 3.75%	)#	12/25/2042		2,000,000	2,092,945
Total Non–Agency Commercial Mortgage–Backed Securities (cost $7,626,550)						7,751,568

	Dividend Rate				Shares

PREFERRED STOCKS 0.11%

Machinery
Chart Industries, Inc. (cost $1,262,042)	6.75%				17,550	1,266,935
Total Long–Term Investments (cost $1,201,655,508)						1,210,044,939

See Notes to Financial Statements.	87

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Investments	Interest Rate	Maturity Date	Principal Amount	Fair Value
SHORT–TERM INVESTMENTS 2.45%

COMMERCIAL PAPER 1.08%

Diversified Financial Services 0.25%
Brookfield Infrastructure Holdings Canada, Inc.	5.90%	8/9/2023	$3,000,000	$2,996,133

Electronics 0.58%
Arrow Electronics, Inc.†	6.004%	8/18/2023	4,000,000	3,988,856
Jabil, Inc.†	6.104%	8/7/2023	3,000,000	2,997,000
Total				6,985,856

Retail 0.25%
Walgreens Boots Alliance, Inc.†	6.147%	8/14/2023	3,000,000	2,993,467
Total Commercial Paper (cost $12,975,456)				12,975,456

REPURCHASE AGREEMENTS 1.37%
Repurchase Agreement dated 7/31/2023, 2.800% due 8/1/2023 with Fixed Income Clearing Corp. collateralized by $11,679,600 of U.S. Treasury Note at 2.375% due 5/15/2029; value: $10,672,790; proceeds: $10,464,289 (cost $10,463,475)			10,463,475	10,463,475
Repurchase Agreement dated 7/31/2023, 5.300% due 8/1/2023 with TD Securities USA LLC collateralized by $6,989,000 of U.S. Treasury Note at 1.250% due 4/30/2028; value: $6,100,561; proceeds: $6,000,096 (cost $5,999,213)			5,999,213	5,999,213
Total Repurchase Agreements (cost $16,462,688)				16,462,688
Total Short–Term Investments (cost $29,438,144)				29,438,144
Total Investments in Securities 103.14% (cost $1,231,093,652)				1,239,483,083
Less Unfunded Loan Commitments(k) (0.02%) (cost $297,025)				(295,461)
Net Investments in Securities 103.12% (cost $1,230,796,627)				1,239,187,622
Other Assets and Liabilities – Net(l) (3.12)%				(37,398,170)
Net Assets 100.00%				$1,201,789,452

CAD	Canadian Dollar.
CHF	Swiss Franc.
EUR	Euro.
GBP	British Pound.
CMT	Constant Maturity Rate.
EURIBOR	Euro Interbank Offered Rate.
LIBOR	London Interbank Offered Rate.

88	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

PIK	Payment–in–kind.
REITS	Real Estate Investment Trusts.
REMIC	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate.
STACR	Structured Agency Credit Risk

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At July 31, 2023, the total value of Rule 144A securities was $788,111,221, which represents 65.58% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at July 31, 2023.
*	Non–income producing security.
(a)	Interest Rate to be determined.
(b)	Foreign security traded in U.S. dollars.
(c)	Investment in non–U.S. dollar denominated securities.
(d)	Security is perpetual in nature and has no stated maturity.
(e)	Defaulted (non–income producing security).
(f)	Interest rate is based on the weighted average interest rates of the underlying securities.
(g)	Securities purchased on a when–issued basis. (See Note 2(k)).
(h)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re–determined at a margin above the Secured Overnight Financing Rate (“SOFR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at July 31, 2023.
(i)	Level 3 Investment as described in Note 2(p) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(j)	Security partially/fully unfunded.
(k)	See Note 2(l).
(l)	Other Assets and Liabilities – Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and swap contracts as follows:

Centrally Cleared Credit Default Swap Contracts on Indexes – Sell Protection at July 31, 2023(1):

Referenced Indexes	Central Clearing Party	Fund Receives (Quarterly)	Termination Date	Notional Amount	Payments Upfront(2)	Unrealized Appreciation(3)	Value
Markit CDX.NA.HY.40(4)(5)	Bank of America	5.00%	6/20/2028	$20,089,000	$340,562	$ 365,236	$705,798

(1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap contracts agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap contracts and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap contracts less the recovery value of the referenced obligation or underlying securities.
(2)	Upfront payments paid (received) by Central Clearing Party are presented net of amortization.
(3)	Total unrealized appreciation on Credit Default Swap Contracts on Indexes amounted to $365,236. Total unrealized depreciation on Credit Default Swap Contracts on Indexes amounted to $0.
(4)	Central Clearinghouse: Intercontinental Exchange (ICE).
(5)	The Referenced Index is for the Centrally Cleared Credit Default Swap Contracts on Indexes, which is comprised of a basket of high yield securities.

See Notes to Financial Statements.	89

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2023

Forward Foreign Currency Exchange Contracts at July 31, 2023:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
British pound	Buy	Barclays Bank plc	9/8/2023	1,163,000	$1,483,104	$1,492,792	$9,688
British pound	Buy	Morgan Stanley	9/8/2023	204,000	259,087	261,847	2,760
Euro	Buy	Morgan Stanley	9/13/2023	951,000	1,046,368	1,047,746	1,378
Euro	Buy	Morgan Stanley	9/13/2023	265,000	290,230	291,959	1,729
Euro	Buy	Morgan Stanley	9/13/2023	176,000	192,723	193,905	1,182
Euro	Buy	State Street Bank and Trust	9/13/2023	524,000	573,714	577,308	3,594
British pound	Sell	Morgan Stanley	9/8/2023	649,000	840,409	833,037	7,372
British pound	Sell	State Street Bank and Trust	9/8/2023	1,967,000	2,529,690	2,524,782	4,908
Canadian dollar	Sell	State Street Bank and Trust	10/20/2023	1,214,000	924,604	921,611	2,993
Canadian dollar	Sell	Morgan Stanley	11/20/2023	7,188,000	5,474,803	5,459,230	15,573
Euro	Sell	Morgan Stanley	9/13/2023	1,189,000	1,313,111	1,309,960	3,151
Euro	Sell	State Street Bank and Trust	9/13/2023	933,000	1,029,373	1,027,916	1,457
Euro	Sell	State Street Bank and Trust	9/13/2023	996,000	1,123,148	1,097,325	25,823
Euro	Sell	State Street Bank and Trust	9/13/2023	998,000	1,107,480	1,099,529	7,951
Total Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$89,559

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
British pound	Buy	Morgan Stanley	9/8/2023	408,000	$527,615	$523,697	$(3,918)
British pound	Buy	Morgan Stanley	9/8/2023	194,000	249,412	249,013	(399)
Euro	Buy	Morgan Stanley	9/13/2023	3,927,000	4,342,032	4,326,503	(15,529)
British pound	Sell	State Street Bank and Trust	9/8/2023	8,845,000	11,007,319	11,353,178	(345,859)
British pound	Sell	State Street Bank and Trust	9/8/2023	713,000	900,156	915,185	(15,029)
British pound	Sell	State Street Bank and Trust	9/8/2023	2,330,000	2,988,914	2,990,718	(1,804)
Euro	Sell	Morgan Stanley	9/13/2023	37,127,000	40,105,328	40,904,016	(798,688)
Euro	Sell	Morgan Stanley	9/13/2023	89,000	96,203	98,054	(1,851)
Euro	Sell	State Street Bank and Trust	9/13/2023	414,000	448,960	456,117	(7,157)
Euro	Sell	State Street Bank and Trust	9/13/2023	1,103,000	1,203,278	1,215,211	(11,933)
Euro	Sell	State Street Bank and Trust	9/13/2023	1,335,000	1,466,219	1,470,813	(4,594)
Euro	Sell	Toronto Dominion Bank	9/13/2023	736,000	809,870	810,875	(1,005)
Swiss franc	Sell	State Street Bank and Trust	8/23/2023	386,000	433,839	443,578	(9,739)
Total Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(1,217,505)

90	See Notes to Financial Statements.

Schedule of Investments (concluded)

SHORT DURATION HIGH YIELD FUND July 31, 2023

The following is a summary of the inputs used as of July 31, 2023 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long–Term Investments
Asset–Backed Securities	$–	$45,559,402	$–	$45,559,402
Common Stocks	211,304	–	–	211,304
Convertible Bonds	–	19,981,071	–	19,981,071
Corporate Bonds	–	961,269,468	–	961,269,468
Floating Rate Loans
Health Care Services	–	–	1,890,000	1,890,000
Metal Fabricate/Hardware	–	–	978,285	978,285
Remaining Industries	–	171,136,906	–	171,136,906
Less Unfunded Commitments	–	(1,461)	(294,000)	(295,461)
Non–Agency Commercial Mortgage–Backed Securities	–	7,751,568	–	7,751,568
Preferred Stocks	–	1,266,935	–	1,266,935
Short–Term Investments
Commercial Paper	–	12,975,456	–	12,975,456
Repurchase Agreements	–	16,462,688	–	16,462,688
Total	$211,304	$1,236,402,033	$2,574,285	$1,239,187,622
Other Financial Instruments
Centrally Cleared Credit Default Swap Contracts
Assets	$–	$705,798	$–	$705,798
Liabilities	–	–	–	–
Forward Foreign Currency Exchange Contracts
Assets	–	89,559	–	89,559
Liabilities	–	(1,217,505)	–	(1,217,505)
Total	$–	$(422,148)	$–	$(422,148)

(1)	Refer to Note 2(p) for a description of fair value measurements and the three–tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three–tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

See Notes to Financial Statements.	91

Statements of Assets and Liabilities

July 31, 2023

	Climate Focused Bond Fund	Emerging Markets Equity Fund
ASSETS:
Investments in securities, at cost	$20,077,014	$4,415,231
Investments in securities, at fair value	$18,598,688	$4,785,973
Cash	22	24,726
Deposits with brokers for futures collateral	108,559	–
Deposits with brokers for forwards and swap contracts collateral	330,000	–
Foreign cash, at value (cost $12,691, $78,345, $44,734, $0 and $129,693, respectively)	6,316	62,739
Receivables:
Interest and dividends	129,187	21,425
Capital shares sold	35,412	–
Investment securities sold	–	152,822
From advisor (See Note 3)	15,737	23,867
Unrealized appreciation on forward foreign currency exchange contracts	19,675	–
Prepaid expenses and other assets	86,437	81,171
Total assets	19,330,033	5,152,723
LIABILITIES:
Payables:
Investment securities purchased	–	138,044
Capital shares reacquired	17,191	–
Management fee	5,582	2,666
12b-1 distribution plan	1,279	1,036
Fund administration	638	164
Trustees’ fees	460	313
Variation margin for futures contracts	165	–
Foreign capital gains taxes deferred	–	20,214
Unrealized depreciation on forward foreign currency exchange contracts	185,999	–
Distributions payable	50,634	–
Variation margin payable for centrally cleared swap contracts agreements	–	–
Unrealized depreciation on unfunded commitments	–	–
Accrued expenses and other liabilities	73,872	42,455
Total liabilities	335,820	204,892
NET ASSETS	$18,994,213	$4,947,831
COMPOSITION OF NET ASSETS:
Paid-in capital	$23,332,842	$5,139,814
Total distributable earnings (loss)	(4,338,629)	(191,983)
Net Assets	$18,994,213	$4,947,831

92	See Notes to Financial Statements.

International Growth Fund	Investment Grade Floating Rate Fund	Short Duration High Yield Fund

$2,546,121	$11,280,876	$1,230,796,627
$2,837,221	$11,342,711	$1,239,187,622
90,395	147,961	68,236
–	10,700	147,594
–	–	3,382,652

41,458	–	128,775

1,958	42,329	19,705,707
195	3,358	17,148,931
42,437	–	3,210,248
15,274	13,077	362,638

–	–	89,559
89,274	13,786	218,144
3,118,212	11,573,922	1,283,650,106

52,222	430,547	69,087,724
9	–	3,218,479
1,109	2,334	318,871
454	759	31,597
99	373	36,767
735	–	–
–	566	–
933	–	–

–	–	1,217,505
–	57,476	7,485,863

–	–	1,008
–	–	1,564
75,842	18,757	461,276
131,403	510,812	81,860,654
$2,986,809	$11,063,110	$1,201,789,452

$3,246,607	$10,950,050	$1,197,927,680
(259,798)	113,060	3,861,772
$2,986,809	$11,063,110	$1,201,789,452

See Notes to Financial Statements.	93

Statements of Assets and Liabilities (concluded)

July 31, 2023

	Climate Focused Bond Fund	Emerging Markets Equity Fund
Net assets by class:
Class A Shares	$4,892,677	$3,005,758
Class C Shares	$430,970	$495,975
Class F Shares	$2,973,455	$24,094
Class F3 Shares	$103,480	$241,104
Class I Shares	$10,139,162	$457,588
Class R3 Shares	$22,862	$–
Class R4 Shares	$27,805	$–
Class R5 Shares	$20,699	$–
Class R6 Shares	$383,103	$723,312
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	591,034	208,536
Class C Shares	52,051	34,672
Class F Shares	359,178	1,667
Class F3 Shares	12,500	16,667
Class I Shares	1,224,357	31,667
Class R3 Shares	2,761	–
Class R4 Shares	3,359	–
Class R5 Shares	2,500	–
Class R6 Shares	46,289	50,000
Net Asset Value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$8.28	$14.41
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%, 5.75%, 5.75%, 2.25% and 2.25% respectively)	$8.47	$15.29
Class C Shares-Net asset value	$8.28	$14.30
Class F Shares-Net asset value*	$8.28	$14.46
Class F3 Shares-Net asset value	$8.28	$14.47
Class I Shares-Net asset value	$8.28	$14.45
Class R3 Shares-Net asset value	$8.28	$ –
Class R4 Shares-Net asset value	$8.28	$ –
Class R5 Shares-Net asset value	$8.28	$ –
Class R6 Shares-Net asset value	$8.28	$14.47

*	Net asset value may not recalculate due to rounding of fractional shares.

94	See Notes to Financial Statements.

International Growth Fund	Investment Grade Floating Rate Fund	Short Duration High Yield Fund

$1,746,897	$1,970,207	$92,164,588
$93,365	$506,107	$25,680,817
$84,724	$25,255	$28,476,534
$8,478	$25,255	$8,998
$232,864	$7,071,480	$1,054,581,665
$11,619	$–	$62,789
$8,441	$–	$8,985
$8,464	$25,255	$8,986
$791,957	$1,439,551	$796,090

138,032	195,047	9,558,799
7,444	50,099	2,664,130
6,667	2,500	2,955,807
667	2,500	933
18,340	700,000	109,583,738
920	–	6,511
667	–	932
667	2,500	932
62,278	142,500	82,574

$12.66	$10.10	$9.64

$13.43	$10.33	$9.86
$12.54	$10.10	$9.64
$12.71	$10.10	$9.63
$12.72	$10.10	$9.64
$12.70	$10.10	$9.62
$12.63	$ –	$9.64
$12.66	$ –	$9.64
$12.70	$10.10	$9.64
$12.72	$10.10	$9.64

See Notes to Financial Statements.	95

Statements of Operations

For the Year Ended July 31, 2023

	Climate Focused Bond Fund	Emerging Markets Equity Fund
Investment income:
Dividends (net of foreign withholding taxes of $0, $12,254, $4,935, $0 and $3,675, respectively)	$–	$124,875
Interest and other	559,617	1,178
Total investment income	559,617	126,053
Expenses:
Management fee	66,550	31,936
12b-1 distribution plan–Class A	9,540	6,887
12b-1 distribution plan–Class C	5,442	4,528
12b-1 distribution plan–Class F	3,726	22
12b-1 distribution plan–Class R3	110	–
12b-1 distribution plan–Class R4	65	–
Registration	123,467	83,197
Professional	54,033	46,249
Custody	19,586	36,983
Reports to shareholders	8,024	4,039
Fund administration	7,606	1,823
Shareholder servicing	5,825	3,321
Trustees’ fees	612	533
Market Data	6,053	3,583
Other	8,356	8,147
Gross expenses	318,995	231,248
Expense reductions (See Note 9)	(405)	(80)
Fees waived and expenses reimbursed (See Note 3)	(217,997)	(178,073)
Net expenses	100,593	53,095
Net investment income	459,024	72,958
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	(1,464,854)	(277,877)
Net realized gain (loss) on futures contracts	(29,496)	–
Net realized gain (loss) on forward foreign currency exchange contracts	(24,510)	–
Net realized gain (loss) on swap contracts	17,808	–
Net realized gain (loss) on foreign currency related transactions	164,803	(7,860)
Net change in unrealized appreciation/depreciation on investments	1,004,679	622,634
Net change in unrealized appreciation/depreciation on futures contracts	(3,905)	–
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	(453,287)	–
Net change in unrealized appreciation/depreciation on swap contracts	9,074	–
Net change in unrealized appreciation/depreciation on deferred foreign capital gains taxes	–	(25,792)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(5,389)	(12,629)
Net change in unrealized appreciation/depreciation on unfunded commitments	639	–
Net realized and unrealized gain (loss)	(784,438)	298,476
Net Increase (Decrease) in Net Assets Resulting From Operations	$(325,414)	$371,434

*	For the period May 1, 2023, commencement of operations, to July 31, 2023.

96	See Notes to Financial Statements.

International Growth Fund	Investment Grade Floating Rate Fund*	Short Duration High Yield Fund

$32,445	$–	$8,037
298	170,610	33,931,512
32,743	170,610	33,939,549

11,577	6,678	1,471,410
3,392	842	75,525
899	1,252	73,505
77	6	39,189
45	–	86
19	–	22
138,873	1,800	261,711
45,312	31,020	70,110
53,017	500	57,908
8,413	100	78,058
909	1,068	166,218
1,144	2,028	428,685
481	48	7,806
7,223	3,734	7,223
7,975	200	30,158
279,356	49,276	2,767,614
(32)	–	(5,625)
(259,123)	(38,087)	(721,641)
20,201	11,189	2,040,348
12,542	159,421	31,899,201

(219,925)	4,225	(3,061,725)
–	15,339	535,390
–	–	(612,042)
–	–	1,351,192
1,782	–	330,078
442,401	61,835	9,547,868
–	26,268	1,152
–	–	(1,219,037)
–	–	335,116
(933)	–	–
(2,544)	–	7,015
–	–	(1,535)
220,781	107,667	7,213,472
$233,323	$267,088	$39,112,673

See Notes to Financial Statements.	97

Statements of Changes in Net Assets

	Climate Focused Bond Fund
	For the Year Ended July 31, 2023	For the Year Ended July 31, 2022
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$459,024	$298,306
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swap contracts and foreign currency related transactions	(1,336,249)	496,698
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swap contracts, unfunded commitments, deferred foreign capital gains taxes and translation of assets and liabilities denominated in foreign currencies	551,811	(2,851,871)
Net increase (decrease) in net assets resulting from operations	(325,414)	(2,056,867)
Distributions to shareholders:
Class A	(394,474)	(170,879)
Class C	(60,272)	(24,062)
Class F	(332,910)	(139,527)
Class F3	(9,414)	(4,520)
Class I	(806,393)	(434,586)
Class R3	(1,798)	(768)
Class R4	(2,326)	(829)
Class R5	(1,878)	(890)
Class R6	(44,264)	(16,360)
Total distributions to shareholders	(1,653,729)	(792,421)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	5,149,606	4,697,265
Reinvestment of distributions	884,524	377,603
Cost of shares reacquired	(6,048,380)	(5,069,488)
Net increase (decrease) in net assets resulting from capital share transactions	(14,250)	5,380
Net increase (decrease) in net assets	(1,993,393)	(2,843,908)
NET ASSETS:
Beginning of year	$20,987,606	$23,831,514
End of year	$18,994,213	$20,987,606

(a)	For the period March 2, 2022, commencement of operations, to July 31, 2022.
(b)	For the period May 1, 2023, commencement of operations, to July 31, 2023.

98	See Notes to Financial Statements.

Emerging Markets Equity Fund		International Growth Fund		Investment Grade Floating Rate Fund
For the Year Ended July 31, 2023	For the Period Ended July 31, 2022(a)	For the Year Ended July 31, 2023	For the Year Ended July 31, 2022	For the Period Ended July 31, 2023(b)

$72,958	$56,807	$12,542	$10,409	$159,421

(285,737)	(279,118)	(218,143)	(324,936)	19,564

584,213	(258,214)	438,924	(182,276)	88,103
371,434	(480,525)	233,323	(496,803)	267,088

(49,847)	–	(8,008)	–	(24,611)
(6,897)	–	–	–	(6,121)
(427)	–	(577)	–	(368)
(4,362)	–	(68)	–	(372)
(8,274)	–	(65)	–	(103,038)
–	–	(26)	–	–
–	–	(46)	–	–
–	–	(65)	–	(368)
(13,085)	–	(5,097)	–	(21,225)
(82,892)	–	(13,952)	–	(156,103)

134,102	5,021,418	883,264	465,388	10,947,500
307	–	3,081	–	7,141
(10,277)	(5,736)	(152,436)	(2,780)	(2,516)

124,132	5,015,682	733,909	462,608	10,952,125
412,674	4,535,157	953,280	(34,195)	11,063,110

$4,535,157	$–	$2,033,529	$2,067,724	$–
$4,947,831	$4,535,157	$2,986,809	$2,033,529	$11,063,110

See Notes to Financial Statements.	99

Statements of Changes in Net Assets (concluded)

	Short Duration High Yield Fund
INCREASE (DECREASE) IN NET ASSETS	For the Year Ended July 31, 2023	For the Year Ended July 31, 2022
Operations:
Net investment income	$31,899,201	$1,108,429
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swap contracts and foreign currency related transactions	(1,457,107)	(645,748)
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, swap contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	8,670,579	(1,526,898)
Net increase (decrease) in net assets resulting from operations	39,112,673	(1,064,217)
Distributions to shareholders:
Class A	(2,901,640)	(847,838)
Class C	(610,196)	(91,058)
Class F	(3,005,335)	(596,325)
Class F3	(675)	(736)
Class I	(26,638,107)	(61,323)
Class R3	(1,280)	(693)
Class R4	(651)	(706)
Class R5	(673)	(732)
Class R6	(36,303)	(14,887)
Total distributions to shareholders	(33,194,860)	(1,614,298)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	1,390,013,852	28,397,257
Reinvestment of distributions	32,870,744	1,210,031
Cost of shares reacquired	(257,966,342)	(14,005,290)
Net increase in net assets resulting from capital share transactions	1,164,918,254	15,601,998
Net increase in net assets	1,170,836,067	12,923,483
NET ASSETS:
Beginning of year	$30,953,385	$18,029,902
End of year	$1,201,789,452	$30,953,385

100	See Notes to Financial Statements.

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Financial Highlights

CLIMATE FOCUSED BOND FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income (loss)(a)		Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain
Class A
7/31/2023	$9.16	$0.19		$(0.85)	$(0.66)	$(0.22)	$–
7/31/2022	10.38	0.12		(1.00)	(0.88)	(0.24)	(0.10)
7/31/2021	10.30	0.13		0.14	0.27	(0.19)	–
5/20/2020 to 7/31/2020(c)	10.00	0.03	(d)	0.31 (d)	0.34	(0.04)	–
Class C
7/31/2023	9.16	0.14		(0.85)	(0.71)	(0.17)	–
7/31/2022	10.38	0.05		(0.99)	(0.94)	(0.18)	(0.10)
7/31/2021	10.30	0.05		0.13	0.18	(0.10)	–
5/20/2020 to 7/31/2020(c)	10.00	0.01	(d)	0.31 (d)	0.32	(0.02)	–
Class F
7/31/2023	9.16	0.21		(0.85)	(0.64)	(0.24)	–
7/31/2022	10.38	0.14		(1.00)	(0.86)	(0.26)	(0.10)
7/31/2021	10.30	0.15		0.14	0.29	(0.21)	–
5/20/2020 to 7/31/2020(c)	10.00	0.03	(d)	0.31 (d)	0.34	(0.04)	–
Class F3
7/31/2023	9.16	0.21		(0.85)	(0.64)	(0.24)	–
7/31/2022	10.38	0.14		(1.00)	(0.86)	(0.26)	(0.10)
7/31/2021	10.30	0.16		0.13	0.29	(0.21)	–
5/20/2020 to 7/31/2020(c)	10.00	0.03	(d)	0.31 (d)	0.34	(0.04)	–
Class I
7/31/2023	9.16	0.21		(0.85)	(0.64)	(0.24)	–
7/31/2022	10.38	0.14		(1.00)	(0.86)	(0.26)	(0.10)
7/31/2021	10.30	0.14		0.15	0.29	(0.21)	–
5/20/2020 to 7/31/2020(c)	10.00	0.03	(d)	0.31 (d)	0.34	(0.04)	–
Class R3
7/31/2023	9.16	0.17		(0.85)	(0.68)	(0.20)	–
7/31/2022	10.38	0.09		(1.00)	(0.91)	(0.21)	(0.10)
7/31/2021	10.30	0.10		0.13	0.23	(0.15)	–
5/20/2020 to 7/31/2020(c)	10.00	0.02	(d)	0.31 (d)	0.33	(0.03)	–
Class R4
7/31/2023	9.16	0.19		(0.85)	(0.66)	(0.22)	–
7/31/2022	10.38	0.11		(1.00)	(0.89)	(0.23)	(0.10)
7/31/2021	10.30	0.12		0.14	0.26	(0.18)	–
5/20/2020 to 7/31/2020(c)	10.00	0.02	(d)	0.32 (d)	0.34	(0.04)	–

102	See Notes to Financial Statements.

				Ratios to Average Net Assets:						Supplemental Data:

Total distributions	Net asset value, end of period	Total return (%)(b)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$(0.22)	$8.28	(1.39)		0.65		1.78		2.30		$4,893	68
(0.34)	9.16	(8.72)		0.65		1.63		1.21		5,108	74
(0.19)	10.38	2.60		0.65		2.05		1.25		4,366	69
(0.04)	10.30	3.37	(e)(f)	0.65	(g)	3.04	(g)	1.28	(g)	3,521	17	(f)

(0.17)	8.28	(1.95)		1.26		2.39		1.62		431	68
(0.28)	9.16	(9.29)		1.29		2.27		0.57		852	74
(0.10)	10.38	1.79		1.45		2.84		0.46		901	69
(0.02)	10.30	3.21	(e)(f)	1.45	(g)	3.84	(g)	0.49	(g)	622	17	(f)

(0.24)	8.28	(1.15)		0.45		1.68		2.48		2,973	68
(0.36)	9.16	(8.53)		0.45		1.53		1.41		4,134	74
(0.21)	10.38	2.81		0.45		1.95		1.45		3,866	69
(0.04)	10.30	3.41	(e)(f)	0.45	(g)	2.93	(g)	1.46	(g)	3,089	17	(f)

(0.24)	8.28	(1.13)		0.43		1.56		2.52		103	68
(0.36)	9.16	(8.47)		0.39		1.42		1.46		115	74
(0.21)	10.38	2.88		0.38		1.81		1.53		130	69
(0.04)	10.30	3.43	(e)(f)	0.38	(g)	2.63	(g)	1.53	(g)	129	17	(f)

(0.24)	8.28	(1.15)		0.45		1.58		2.50		10,139	68
(0.36)	9.16	(8.53)		0.45		1.41		1.40		10,282	74
(0.21)	10.38	2.80		0.45		1.72		1.40		14,042	69
(0.04)	10.30	3.41	(e)(f)	0.45	(g)	2.85	(g)	1.46	(g)	3,089	17	(f)

(0.20)	8.28	(1.64)		0.95		2.08		2.02		23	68
(0.31)	9.16	(8.98)		0.95		1.93		0.90		23	74
(0.15)	10.38	2.29		0.95		2.37		0.95		26	69
(0.03)	10.30	3.31	(e)(f)	0.95	(g)	3.33	(g)	0.98	(g)	26	17	(f)

(0.22)	8.28	(1.40)		0.70		1.83		2.29		28	68
(0.33)	9.16	(8.76)		0.70		1.67		1.16		23	74
(0.18)	10.38	2.54		0.70		2.12		1.20		26	69
(0.04)	10.30	3.36	(e)(f)	0.70	(g)	3.08	(g)	1.24	(g)	26	17	(f)

See Notes to Financial Statements.	103

Financial Highlights (continued)

CLIMATE FOCUSED BOND FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income (loss)(a)		Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain
Class R5
7/31/2023	$9.16	$0.21		$(0.85)	(0.64)	$(0.24)	$–
7/31/2022	10.38	0.14		(1.00)	(0.86)	(0.26)	(0.10)
7/31/2021	10.30	0.15		0.14	0.29	(0.21)	–
5/20/2020 to 7/31/2020(c)	10.00	0.03	(d)	0.31 (d)	0.34	(0.04)	–
Class R6
7/31/2023	9.16	0.21		(0.85)	(0.64)	(0.24)	–
7/31/2022	10.37	0.14		(0.99)	(0.85)	(0.26)	(0.10)
7/31/2021	10.30	0.16		0.12	0.28	(0.21)	–
5/20/2020 to 7/31/2020(c)	10.00	0.03	(d)	0.31 (d)	0.34	(0.04)	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commencement of operations was on 5/20/2020, SEC effective date and date shares first became available to the public was 5/28/2020.
(d)	Net investment income and net realized and unrealized gain (loss) amounted to less than $0.01 for the period 5/20/2020 through 5/28/2020.
(e)	Total return for the period 5/28/2020 through 7/31/2020 was 3.47% for Class A, 3.32% for Class C, 3.52% for Class F, 3.53% for Class F3, 3.52% for Class I, 3.41% for Class R3, 3.46% for Class R4, 3.51% for Class R5, and 3.53% for Class R6.
(f)	Not annualized.
(g)	Annualized.

104	See Notes to Financial Statements.

				Ratios to Average Net Assets:						Supplemental Data:

Total distributions	Net asset value, end of period	Total return (%)(b)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$(0.24)	$8.28	(1.15)		0.45		1.58		2.51		$21	68
(0.36)	9.16	(8.53)		0.45		1.42		1.41		23	74
(0.21)	10.38	2.80		0.45		1.86		1.45		26	69
(0.04)	10.30	3.41	(e)(f)	0.45	(g)	2.83	(g)	1.49	(g)	26	17	(f)

(0.24)	8.28	(1.13)		0.43		1.57		2.54		383	68
(0.36)	9.16	(8.47)		0.39		1.43		1.46		428	74
(0.21)	10.37	2.88		0.38		1.79		1.52		449	69
(0.04)	10.30	3.43	(e)(f)	0.38	(g)	2.63	(g)	1.53	(g)	309	17	(f)

See Notes to Financial Statements.	105

Financial Highlights (continued)

EMERGING MARKETS EQUITY FUND

		Per Share Operating Performance:
		Investment Operations:					Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income (loss)(a)		Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net invest- ment income	Net asset value, end of period
Class A
7/31/2023	$13.56	$0.21		$0.89		$1.10	$(0.25)	$14.41
3/2/2022 to 7/31/2022(c)	15.00	0.17	(d)	(1.61	)(d)	(1.44)	–	13.56
Class C
7/31/2023	13.52	0.11		0.88		0.99	(0.21)	14.30
3/2/2022 to 7/31/2022(c)	15.00	0.13	(d)	(1.61	)(d)	(1.48)	–	13.52
Class F
7/31/2023	13.58	0.25		0.89		1.14	(0.26)	14.46
3/2/2022 to 7/31/2022(c)	15.00	0.19	(d)	(1.61	)(d)	(1.42)	–	13.58
Class F3
7/31/2023	13.58	0.26		0.89		1.15	(0.26)	14.47
3/2/2022 to 7/31/2022(c)	15.00	0.19	(d)	(1.61	)(d)	(1.42)	–	13.58
Class I
7/31/2023	13.58	0.25		0.88		1.13	(0.26)	14.45
7/31/2022(c)	15.00	0.19	(d)	(1.61	)(d)	(1.42)	–	13.58
Class R6
7/31/2023	13.58	0.26		0.89		1.15	(0.26)	14.47
3/2/2022 to 7/31/2022(c)	15.00	0.19	(d)	(1.61	)(d)	(1.42)	–	13.58

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Class A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commencement of operations was on 3/2/2022, SEC effective date and date shares first became available to the public was 3/10/2022.
(d)	Net investment income and net realized and unrealized gain (loss) amounted to less than $0.01 for the period 3/2/2022 through 3/10/2022.
(e)	Not annualized.
(f)	Annualized.

106	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Total return (%)(b)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net asset end of period (000)	Portfolio turnover rate (%)

8.21		1.18		5.10		1.59		$3,006	145
(9.53	)(e)	1.24	(f)	3.77	(f)	2.86	(f)	2,727	56	(e)

7.37		1.93		5.85		0.84		496	145
(9.80	)(e)	1.99	(f)	4.52	(f)	2.11	(f)	451	56	(e)

8.57		0.94		4.93		1.83		24	145
(9.47	)(e)	0.99	(f)	3.62	(f)	3.11	(f)	23	56	(e)

8.61		0.85		4.74		1.91		241	145
(9.40	)(e)	0.91	(f)	3.41	(f)	3.20	(f)	226	56	(e)

8.54		0.93		4.82		1.83		458	145
(9.47	)(e)	0.99	(f)	3.52	(f)	3.11	(f)	430	56	(e)

8.61		0.85		4.75		1.91		723	145
(9.40	)(e)	0.91	(f)	3.41	(f)	3.19	(f)	679	56	(e)

See Notes to Financial Statements.	107

Financial Highlights (continued)

INTERNATIONAL GROWTH FUND

		Per Share Operating Performance:
		Investment Operations:					Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income (loss)(a)		Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net invest- ment income	Net asset value, end of period
Class A
7/31/2023	$11.58	$0.05		$1.10		$1.15	$(0.07)	$12.66
7/31/2022	15.12	0.06		(3.60)		(3.54)	–	11.58
6/18/2021 to 7/31/2021(c)	15.00	(0.01	)(d)	0.13	(d)	0.12	–	15.12
Class C
7/31/2023	11.49	(0.04)		1.09		1.05	–	12.54
7/31/2022	15.11	(0.04)		(3.58)		(3.62)	–	11.49
6/18/2021 to 7/31/2021(c)	15.00	(0.02	)(d)	0.13	(d)	0.11	–	15.11
Class F
7/31/2023	11.62	0.08		1.10		1.18	(0.09)	12.71
7/31/2022	15.13	0.09		(3.60)		(3.51)	–	11.62
6/18/2021 to 7/31/2021(c)	15.00	–	(d)(h)	0.13	(d)	0.13	–	15.13
Class F3
7/31/2023	11.63	0.09		1.10		1.19	(0.10)	12.72
7/31/2022	15.12	0.10		(3.59)		(3.49)	–	11.63
6/18/2021 to 7/31/2021(c)	15.00	–	(d)(h)	0.12	(d)	0.12	–	15.12
Class I
7/31/2023	11.62	0.02		1.16		1.18	(0.10)	12.70
7/31/2022	15.12	0.09		(3.59)		(3.50)	–	11.62
6/18/2021 to 7/31/2021(c)	15.00	–	(d)(h)	0.12	(d)	0.12	–	15.12
Class R3
7/31/2023	11.55	0.03		1.09		1.12	(0.04)	12.63
7/31/2022	15.11	0.02		(3.58)		(3.56)	–	11.55
6/18/2021 to 7/31/2021(c)	15.00	(0.01	)(d)	0.12	(d)	0.11	–	15.11
Class R4
7/31/2023	11.58	0.05		1.10		1.15	(0.07)	12.66
7/31/2022	15.12	0.06		(3.60)		(3.54)	–	11.58
6/18/2021 to 7/31/2021(c)	15.00	(0.01	)(d)	0.13	(d)	0.12	–	15.12

108	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Total return (%)(b)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

10.06		0.98		12.38		0.46		$1,747	86
(23.41)		1.06		6.90		0.45		1,242	84
0.80	(e)(f)	1.06	(g)	16.19	(g)	(0.38	)(g)	1,058	5	(f)

9.14		1.74		13.30		(0.33)		93	86
(23.96)		1.81		7.51		(0.29)		92	84
0.73	(e)(f)	1.81	(g)	16.91	(g)	(1.13	)(g)	102	5	(f)

10.33		0.73		12.35		0.69		85	86
(23.27)		0.81		6.51		0.68		77	84
0.87	(e)(f)	0.81	(g)	16.02	(g)	(0.14	)(g)	101	5	(f)

10.38		0.63		12.23		0.80		8	86
(23.13)		0.73		6.27		0.74		8	84
0.87	(e)(f)	0.73	(g)	15.76	(g)	(0.15	)(g)	10	5	(f)

10.36		0.69		9.81		0.15		233	86
(23.27)		0.81		6.43		0.67		8	84
0.87	(e)(f)	0.81	(g)	15.85	(g)	(0.09	)(g)	10	5	(f)

9.74		1.22		12.58		0.25		12	86
(23.61)		1.31		6.93		0.18		8	84
0.80	(e)(f)	1.31	(g)	16.38	(g)	(0.62	)(g)	10	5	(f)

10.01		1.00		12.52		0.43		8	86
(23.41)		1.06		6.68		0.41		8	84
0.80	(e)(f)	1.06	(g)	16.12	(g)	(0.35	)(g)	10	5	(f)

See Notes to Financial Statements.	109

Financial Highlights (continued)

INTERNATIONAL GROWTH FUND

		Per Share Operating Performance:
		Investment Operations:					Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income (loss)(a)		Net realized and unrealized gain (loss)		Total from invest- ment opera- tions	Net invest- ment income	Net asset value, end of period
Class R5
7/31/2023	$11.62	$0.08		$1.10		$1.18	$(0.10)	$12.70
7/31/2022	15.13	0.09		(3.60)		(3.51)	–	11.62
6/18/2021 to 7/31/2021(c)	15.00	–	(d)(h)	0.13	(d)	0.13	–	15.13
Class R6
7/31/2023	11.63	0.10		1.09		1.19	(0.10)	12.72
7/31/2022	15.13	0.10		(3.60)		(3.50)	–	11.63
6/18/2021 to 7/31/2021(c)	15.00	–	(d)(h)	0.13	(d)	0.13	–	15.13

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commencement of operations was on 6/18/2021, SEC effective date and date shares first became available to the public was 6/28/2021.
(d)	Net investment income and net realized and unrealized gain (loss) amounted to less than $0.01 for the period 6/18/2021 through 6/28/2021.
(e)	Total return for the period 6/28/2021 through 7/31/2021 was (0.40%) for Class A, (0.46%) for Class C, (0.33%) for Class F, (0.33%) for Class F3, (0.33%) for Class I, (0.40%) for Class R3, (0.40%) for Class R4, (0.33%) for Class R5, and (0.33%) for Class R6.
(f)	Not annualized.
(g)	Annualized.
(h)	Amount less than $0.01.

110	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Total return (%)(b)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

10.27		0.75		12.29		0.69		$8	86
(23.27)		0.81		6.43		0.67		8	84
0.87	(e)(f)	0.81	(g)	15.85	(g)	(0.09	)(g)	10	5	(f)

10.38		0.61		12.08		0.86		792	86
(23.13)		0.73		6.28		0.76		584	84
0.87	(e)(f)	0.73	(g)	15.78	(g)	(0.06	)(g)	756	5	(f)

See Notes to Financial Statements.	111

Financial Highlights (continued)

INVESTMENT GRADE FLOATING RATE FUND

		Per Share Operating Performance:
		Investment Operations:			Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain	Total from invest- ment opera- tions	Net invest- ment income	Net asset value, end of period
Class A
5/1/2023 to 7/31/2023(e)	$10.00	$0.15	$0.09	$0.24	$(0.14)	$10.10
Class C
5/1/2023 to 7/31/2023(e)	10.00	0.13	0.09	0.22	(0.12)	10.10
Class F
5/1/2023 to 7/31/2023(e)	10.00	0.15	0.10	0.25	(0.15)	10.10
Class F3
5/1/2023 to 7/31/2023(e)	10.00	0.15	0.10	0.25	(0.15)	10.10
Class I
5/1/2023 to 7/31/2023(e)	10.00	0.15	0.10	0.25	(0.15)	10.10
Class R5
5/1/2023 to 7/31/2023(e)	10.00	0.15	0.10	0.25	(0.15)	10.10
Class R6
5/1/2023 to 7/31/2023(e)	10.00	0.15	0.10	0.25	(0.15)	10.10

(a)	Calculated using average shares outstanding during the period.
(b)	Not annualized.
(c)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(d)	Annualized.
(e)	Commenced on May 1, 2023.

112	See Notes to Financial Statements.

	Ratios to Average Net Assets:			Supplemental Data:

Total return (%)(b)(c)	Total expenses after waivers and/or reim- bursements (%)(d)	Total expenses (%)(d)	Net invest- ment income (loss) (%)(d)	Net asset end of period (000)	Portfolio turnover rate (%)(b)

2.44	0.55	1.95	5.88	$1,970	39

2.23	1.35	2.75	4.96	506	39

2.49	0.35	1.85	5.95	25	39

2.50	0.28	1.69	6.00	25	39

2.49	0.35	1.76	5.94	7,071	39

2.49	0.35	1.76	5.93	25	39

2.50	0.28	1.68	6.01	1,440	39

See Notes to Financial Statements.	113

Financial Highlights (continued)

SHORT DURATION HIGH YIELD FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income (loss)(a)		Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain
Class A
7/31/2023	$9.83	$0.70		$(0.19)	$0.51	$(0.70)	$–
7/31/2022	11.00	0.49		(0.92)	(0.43)	(0.59)	(0.15)
7/31/2021	10.61	0.48		0.57	1.05	(0.59)	(0.07)
4/22/2020 to 7/31/2020(c)	10.00	0.15	(d)	0.63 (d)	0.78	(0.17)	–
Class C
7/31/2023	9.83	0.65		(0.20)	0.45	(0.64)	–
7/31/2022	11.00	0.42		(0.92)	(0.50)	(0.52)	(0.15)
7/31/2021	10.61	0.42		0.55	0.97	(0.51)	(0.07)
4/22/2020 to 7/31/2020(c)	10.00	0.13	(d)	0.62 (d)	0.75	(0.14)	–
Class F
7/31/2023	9.83	0.70		(0.18)	0.52	(0.72)	–
7/31/2022	11.00	0.52		(0.92)	(0.40)	(0.62)	(0.15)
7/31/2021	10.61	0.52		0.55	1.07	(0.61)	(0.07)
4/22/2020 to 7/31/2020(c)	10.00	0.16	(d)	0.62 (d)	0.78	(0.17)	–
Class F3
7/31/2023	9.83	0.68		(0.15)	0.53	(0.72)	–
7/31/2022	11.00	0.52		(0.92)	(0.40)	(0.62)	(0.15)
7/31/2021	10.61	0.54		0.54	1.08	(0.62)	(0.07)
4/22/2020 to 7/31/2020(c)	10.00	0.16	(d)	0.62 (d)	0.78	(0.17)	–
Class I
7/31/2023	9.82	0.74		(0.22)	0.52	(0.72)	–
7/31/2022	11.00	0.52		(0.93)	(0.41)	(0.62)	(0.15)
7/31/2021	10.61	0.54		0.53	1.07	(0.61)	(0.07)
4/22/2020 to 7/31/2020(c)	10.00	0.16	(d)	0.62 (d)	0.78	(0.17)	–
Class R3
7/31/2023	9.83	0.67		(0.19)	0.48	(0.67)	–
7/31/2022	11.00	0.46		(0.92)	(0.46)	(0.56)	(0.15)
7/31/2021	10.62	0.48		0.53	1.01	(0.56)	(0.07)
4/22/2020 to 7/31/2020(c)	10.00	0.15	(d)	0.63 (d)	0.78	(0.16)	–
Class R4
7/31/2023	9.83	0.66		(0.15)	0.51	(0.70)	–
7/31/2022	11.00	0.48		(0.91)	(0.43)	(0.59)	(0.15)
7/31/2021	10.62	0.51		0.53	1.04	(0.59)	(0.07)
4/22/2020 to 7/31/2020(c)	10.00	0.15	(d)	0.63 (d)	0.78	(0.16)	–

114	See Notes to Financial Statements.

				Ratios to Average Net Assets:						Supplemental Data:

Total distributions	Net asset value, end of period	Total return (%)(b)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$(0.70)	$9.64	5.50		0.65		0.86		7.31		$92,165	65
(0.74)	9.83	(4.04)		0.71		1.70		4.69		11,090	123
(0.66)	11.00	10.22		0.71		2.00		4.43		9,849	69
(0.17)	10.61	7.81	(e)(f)	0.71	(g)	3.95	(g)	5.45	(g)	1,727	27	(f)

(0.64)	9.64	4.81		1.30		1.48		6.74		25,681	65
(0.67)	9.83	(4.71)		1.42		2.41		4.00		1,399	123
(0.58)	11.00	9.34		1.51		2.91		3.81		1,324	69
(0.14)	10.61	7.58	(e)(f)	1.51	(g)	4.74	(g)	4.64	(g)	584	27	(f)

(0.72)	9.63	5.60		0.46		0.73		7.28		28,477	65
(0.77)	9.83	(3.85)		0.51		1.61		5.12		16,197	123
(0.68)	11.00	10.43		0.51		2.03		4.80		6,071	69
(0.17)	10.61	7.87	(e)(f)	0.51	(g)	3.84	(g)	5.65	(g)	2,574	27	(f)

(0.72)	9.64	5.75		0.44		0.70		7.13		9	65
(0.77)	9.83	(3.79)		0.47		1.48		4.92		9	123
(0.69)	11.00	10.50		0.44		1.97		5.01		11	69
(0.17)	10.61	7.89	(e)(f)	0.44	(g)	3.66	(g)	5.72	(g)	11	27	(f)

(0.72)	9.62	5.60		0.45		0.61		7.68		1,054,582	65
(0.77)	9.82	(3.94)		0.51		1.54		5.14		2,061	123
(0.68)	11.00	10.44		0.51		2.02		4.94		550	69
(0.17)	10.61	7.87	(e)(f)	0.51	(g)	3.77	(g)	5.65	(g)	531	27	(f)

(0.67)	9.64	5.19		0.95		1.23		6.99		63	65
(0.71)	9.83	(4.31)		1.01		2.02		4.38		10	123
(0.63)	11.00	9.88		1.01		2.52		4.43		11	69
(0.16)	10.62	7.72	(e)(f)	1.01	(g)	4.21	(g)	5.15	(g)	11	27	(f)

(0.70)	9.64	5.46		0.73		1.01		6.89		9	65
(0.74)	9.83	(4.08)		0.76		1.75		4.61		9	123
(0.66)	11.00	10.15		0.76		2.26		4.69		11	69
(0.16)	10.62	7.79	(e)(f)	0.76	(g)	3.96	(g)	5.40	(g)	11	27	(f)

See Notes to Financial Statements.	115

Financial Highlights (concluded)

SHORT DURATION HIGH YIELD FUND

		Per Share Operating Performance:
		Investment Operations:				Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income (loss)(a)		Net realized and unrealized gain (loss)	Total from invest- ment opera- tions	Net investment income	Net realized gain
Class R5
7/31/2023	$9.83	$0.69		$(0.16)	$0.53	$(0.72)	$–
7/31/2022	11.00	0.51		(0.91)	(0.40)	(0.62)	(0.15)
7/31/2021	10.61	0.54		0.53	1.07	(0.61)	(0.07)
4/22/2020 to 7/31/2020(c)	10.00	0.16	(d)	0.62 (d)	0.78	(0.17)	–
Class R6
7/31/2023	9.83	0.72		(0.19)	0.53	(0.72)	–
7/31/2022	11.00	0.51		(0.91)	(0.40)	(0.62)	(0.15)
7/31/2021	10.61	0.52		0.56	1.08	(0.62)	(0.07)
4/22/2020 to 7/31/2020(c)	10.00	0.16	(d)	0.62 (d)	0.78	(0.17)	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commencement of operations was on 4/22/2020, SEC effective date and date shares first became available to the public was 4/30/2020.
(d)	Net investment income and net realized and unrealized gain (loss) amounted to less than $0.01 for the period 4/22/2020 through 4/30/2020.
(e)	Total return for the period 4/30/2020 through 7/31/2020 was 7.56% for Class A, 7.34% for Class C, 7.61% for Class F, 7.63% for Class F3, 7.61% for Class I, 7.48% for Class R3, 7.54% for Class R4, 7.61% for Class R5, and 7.63% for Class R6.
(f)	Not annualized.
(g)	Annualized.

116	See Notes to Financial Statements.

				Ratios to Average Net Assets:						Supplemental Data:

Total distributions	Net asset value, end of period	Total return (%)(b)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$(0.72)	$9.64	5.72		0.47		0.75		7.14		$9	65
(0.77)	9.83	(3.83)		0.51		1.49		4.86		9	123
(0.68)	11.00	10.43		0.51		2.01		4.94		11	69
(0.17)	10.61	7.86	(e)(f)	0.51	(g)	3.71	(g)	5.65	(g)	11	27	(f)

(0.72)	9.64	5.74		0.43		0.58		7.47		796	65
(0.77)	9.83	(3.80)		0.47		1.48		4.90		169	123
(0.69)	11.00	10.50		0.44		1.85		4.81		192	69
(0.17)	10.61	7.89	(e)(f)	0.44	(g)	3.69	(g)	5.73	(g)	64	27	(f)

See Notes to Financial Statements.	117

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Trust I (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and was organized as a Delaware statutory Trust on May 1, 2001. The Trust currently consists of the following five funds (each a “Fund” and collectively, the “Funds”) and their respective active share classes:

Funds	Classes
Lord Abbett Climate Focused Bond Fund (“Climate Focused Bond Fund”)	A, C, F, F3, I, R3, R4, R5, and R6
Lord Abbett Emerging Markets Equity Fund (“Emerging Markets Equity Fund”)	A, C, F, F3, I and R6
Lord Abbett International Growth Fund (“International Growth Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Investment Grade Floating Rate Fund (“Investment Grade Floating Rate Fund”)	A, C, F, F3, I, R5 and R6
Lord Abbett Short Duration High Yield Fund (“Short Duration High Yield Fund”)	A, C, F, F3, I, R3, R4, R5 and R6

Each Fund other than the Emerging Markets Equity Fund is diversified within the meaning of the Act. Emerging Markets Equity Fund commenced operations on March 2, 2022 and Investment Grade Floating Rate Fund commenced operations on May 1, 2023.

Climate Focused Bond Fund’s investment objective is total return. Emerging Markets Equity Fund and International Growth Fund’s investment objective is to seek long-term capital appreciation. Investment Grade Floating Rate Fund’s investment objective is to seek a high level of current income. Short Duration High Yield Fund’s investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Class C shares automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the Class C shares have been held at least eight years.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), the Board has designated the determination of fair value of the Funds’ portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuation and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use observable inputs such as yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

Notes to Financial Statements (continued)

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, in the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Climate Focused Bond Fund’s and Short Duration High Yield Fund’s U.S. tax returns remains open for the fiscal years ended July 31, 2020 through July 31, 2023. The statute of limitations on International Growth Fund’s U.S. federal tax returns remains open for the fiscal years end July 31, 2021 through July 31, 2023. The statute of limitations on Emerging Markets Equity Fund’s U.S. federal tax returns remains open for the fiscal years ended July 31, 2022 through July 31, 2023. The statute of limitations on Investment Grade Floating Rate Fund’s U.S. federal tax returns remains open for the period ended July 31, 2023. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the Funds’ jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6 bear their class-specific share of shareholder servicing expenses. Class A, C, F, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions in each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

Each Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Notes to Financial Statements (continued)

(g)	Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts in each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included, if applicable, in Net realized gain (loss) on forward foreign currency exchange contracts in each Fund’s Statement of Operations.

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Funds called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	Credit Default Swap Contracts–Each Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund makes periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swap contracts may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

Credit default swap contracts are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. For a credit default swap contract sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap contract purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Notes to Financial Statements (continued)

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap contract and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap contract agreement. The value and credit rating of each credit default swap contract where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap contract. As the value of the swap contract changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap contract agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap contract agreements entered into by a Fund for the same referenced entity or entities.

Entering into credit default swap contracts involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap contract is based. For the centrally cleared credit default swap contracts, there was minimal counterparty risk to the Funds, since such credit default swap contracts entered into were traded through a central clearinghouse, which guarantees against default.

(j)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(k)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and

Notes to Financial Statements (continued)

reflect the liability for the purchase and fair value of the security in determining its NAV. Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(l)	Floating Rate Loans–Each Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. Each Fund records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which each Fund invests may be subject to some restrictions on resale. For example, each Fund may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. Each Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, each Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between each Fund and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of each Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented, if any, on the Statements of Assets and Liabilities represent mark to market of the unfunded portion of each Fund’s floating rate notes.

As of July 31, 2023, the following Fund had unfunded loan commitments.

			Short Duration High Yield Fund
Borrower	Principal Amount	Market Value	Cost	Unrealized Appreciation/ Depreciation
Athenahealth Group, Inc. 2022 Delayed Draw Term Loan	$1,501	$1,461	$1,355	$106
Tank Holding Corp. 2023 Incremental Delayed Draw Term Loan	300,000	294,000	295,670	(1,670)
Total	$301,501	$295,461	$297,025	$(1,564)

Notes to Financial Statements (continued)

(m)	Inflation-Linked Derivatives–Each Fund may invest in inflation-linked derivatives, such as Consumer Price Index Swap Contract Agreements (“CPI swap contracts”). A CPI swap contract is a contract in which one party agrees to pay a fixed rate in exchange for a variable rate, which is the rate of change in the CPI during the life of the contract. Payments are based on a notional amount of principal. A Fund will normally enter into CPI swap contracts on a zero coupon basis, meaning that the floating rate will be based on the cumulative CPI during the life of the contract, and the fixed rate will compound until the swap contract’s maturity date, at which point the payments are netted. The swap contracts are valued daily and any unrealized gain (loss) is included in the Net change in unrealized appreciation/depreciation on swap contracts in the Funds’ Statements of Operations. A liquidation payment received or made at the termination or maturity of the swap contract is recorded in realized gain (loss) and is included in Net realized gain (loss) on swap contracts in the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared CPI swap contracts, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. For the centrally cleared CPI swap contracts, there was minimal counterparty risk to the Funds, since such CPI swap contracts entered into were traded through a central clearinghouse, which guarantees against default.

(n)	Interest Rate Swap Contracts–Each Fund may enter into interest rate swap contract agreements. Pursuant to interest rate swap contract agreements, a Fund either makes floating-rate payments to the counterparty (or Central counterparty clearing house (“CCP”) in the case of centrally cleared swap contracts) based on a benchmark interest rate in exchange for fixed-rate payments or a Fund makes fixed-rate payments to the counterparty or CCP in exchange for payments on a floating benchmark interest rate. Payments received or made, including amortization of upfront payments/receipts, are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap contract is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap contract counterparty. In the case of centrally cleared swap contracts, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

(o)	Total Return Swap Contracts–Each Fund may enter into total return swap contract agreements to obtain exposure to a security or market without owning such security or investing directly in that market. Each Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap contract. If the value of the asset underlying a total return swap contract declines over the term of the swap contract, each Fund also may be required to pay an amount equal to that decline in value to their counterparty.

(p)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to

Notes to Financial Statements (continued)

the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of July 31, 2023 and, if applicable, Level 3 rollforwards for the period then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on each Fund’s average daily net assets at the following annual rates:

Climate Focused Bond Fund

First $1 billion	.35%
Over $1 billion	.30%

Emerging Markets Equity Fund(1)

First $3 billion	.65%
Over $3 billion	.60%

International Growth Fund(2)

First $1 billion	.45%
Over $1 billion	.42%

Notes to Financial Statements (continued)

Investment Grade Floating Rate Fund

First $1 billion	.25%
Next $1 billion	.22%
Over $2 billion	.21%

Short Duration High Yield Fund(3)

First $1 billion	.35%
Over $1 billion	.31%

(1)	Prior to December 9, 2022, the management fee was based on the Fund’s average daily net assets at the following annual rates: First $1 billion .80% Over $1 billion .70%
(2)	Prior to December 9, 2022, the management fee was based on the Fund’s average daily net assets at the following annual rates: First $2 billion .65% Next $2 billion .62% Over $4 billion .60%
(3)	Prior to December 9, 2022, the management fee was based on the Fund’s average daily net assets at the following annual rates: First $1 billion .45% Over $1 billion .40%

For the period ended July 31, 2023, the effective management fee, net of any applicable waivers, was at the following annualized rate of each Fund’s average daily net assets:

Net Effective Management Fee
Climate Focused Bond Fund	.00%
Emerging Markets Equity Fund	.00%
International Growth Fund	.00%
Investment Grade Floating Rate Fund	.00%
Short Duration High Yield Fund	.18%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived the following administration fees during the period ended July 31, 2023.

Fund	Fund Administration Fee
Climate Focused Bond Fund	$19,586
Emerging Markets Equity Fund	36,983
International Growth Fund	53,017
Investment Grade Floating Rate Fund	500
Short Duration High Yield Fund	57,908

Notes to Financial Statements (continued)

For the period ended July 31, 2023 and continuing through November 30, 2023 for all Funds except Investment Grade Floating Rate Fund and for the period ended July 31, 2023 and continuing through November 30, 2024 for Investment Grade Floating Rate Fund, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit the total net annual operating expenses, excluding certain of the Funds’ expenses, to the following annual rates:

	Effective December 9, 2022		For the Period December 1, 2022 through December 8, 2022		Prior to December 1, 2022
	Classes		Classes		Classes
Fund	A, C, F, I, R3, R4 and R5	F3 and R6	A, C, F, I, R3, R4 and R5	F3 and R6	A, C, F, I, R3, R4 and R5	F3 and R6
Climate Focused Bond Fund	.45%	.44%	.45%	.44%	.45%	.40%
Emerging Markets Equity Fund	.90%	.82%	.99%	.91%	.99%	.91%
International Growth Fund	.70%	.57%	.81%	.68%	.81%	.73%
Short Duration High Yield Fund	.45%	.42%	.51%	.48%	.51%	.48%

	Effective May 1, 2023
	Classes
Fund	A, C, F, I and R5	F3 and R6
Investment Grade Floating
Rate Fund	.35%	.28%

All contractual fee waivers and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Board.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, C, F, R3 and R4 shares, pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The distribution and service fees are accrued daily and payable monthly. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A		Class C(1)	Class F(2)	Class R3	Class R4
Service	.15%/.25	%(3)	.25%	–	.25%	.25%
Distribution	.05	%(4)	.75%	.10%	.25%	–

*	The Funds may designate a portion of the aggregate fees attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.
(1)	The 12b-1 fees Climate Focused Bond Fund, Investment Grade Floating Rate Fund and Short Duration High Yield Fund pay on Class C shares is a blended rate calculated based on 1.00% of each Fund’s average daily net assets attributable to shares for shares held less than 1 year and 0.80% of each Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of each Fund will bear 12b-1 fees at the same rate.
(2)	For the period ended July 31, 2023 and continuing through November 30, 2023 except for Investment Grade Floating Rate Fund and for the period ended July 31, 2023 and continuing through November 30, 2024 for Investment Grade Floating Rate Fund, Lord Abbett Distributor has contractually agreed to waive each Fund’s 0.10% Rule 12b-1 fee for Class F shares. This agreement may be terminated only by the Board.
(3)	The 12b-1 service fees on Class A shares on Climate Focused Bond Fund, Investment Grade Floating Rate Fund and Short Duration High Yield Bond Fund pay .15% and Emerging Markets Equity Fund and International Growth Fund pay 0.25%.
(4)	Not applicable for Emerging Markets Equity Fund or International Growth Fund.

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, during the period ended July 31, 2023:

	Distributor Commissions	Dealers’ Concessions
Climate Focused Bond Fund	$168	$1,443
Emerging Markets Equity Fund	–	4
International Growth Fund	483	2,527
Investment Grade Floating Rate Fund	–	–
Short Duration High Yield Fund	35,367	429,452

Distributor received no CDSCs for the period ended July 31, 2023.

One Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly by Climate Focused Bond Fund, Investment Grade Floating Rate Fund and Short Duration High Yield Fund. Dividends from net investment income, if any, are declared and distributed at least annually by Emerging Markets Equity Fund and International Growth Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the period ended July 31, 2023 and period ended July 31, 2022 was as follows:

	Climate Focused Bond Fund		Emerging Markets Equity Fund
	Year Ended 7/31/2023	Year Ended 7/31/2022	Year Ended 7/31/2023	Period Ended 7/31/2022
Distributions paid from:
Ordinary income	$1,653,729	$695,584	$82,892	$–
Net long-term capital gains	–	96,837	–	–
Total distributions paid	$1,653,729	$792,421	$82,892	$–

Notes to Financial Statements (continued)

	International Growth Fund		Investment Grade Floating Rate Fund	Short Duration High Yield Fund
	Year Ended 7/31/2023	Year Ended 7/31/2022	Period Ended 7/31/2023	Year Ended 7/31/2023	Year Ended 7/31/2022
Distributions paid from:
Ordinary income	$13,952	$–	$156,103	$33,194,860	$1,509,380
Net long-term capital gains	–	–	–	–	104,918
Total distributions paid	$13,952	$–	$156,103	$33,194,860	$1,614,298

As of July 31, 2023, the components of accumulated gains/(losses) on a tax-basis were as follows:

	Climate Focused Bond Fund	Emerging Markets Equity Fund	International Growth Fund
Undistributed ordinary income - net	$38,945	$57,497	$11,054
Undistributed long-term capital gains	–	–	–
Total undistributed earnings	38,945	57,497	11,054
Accumulated capital and other losses	(51,527)	–	–
Capital loss carryforwards**	(2,706,034)	(469,467)	(497,820)
Unrealized gains/(losses) - net	(1,568,919)	220,300	227,703
Temporary differences	(51,094)	(313)	(735)
Total accumulated gains/(losses) - net	$(4,338,629)	$(191,983)	$(259,798)

	Investment Grade Floating Rate Fund	Short Duration High Yield Fund
Undistributed ordinary income - net	$84,424	$8,246,771
Undistributed long-term capital gains	24,963	–
Total undistributed earnings	109,387	8,246,771
Accumulated capital and other losses	–	–
Capital loss carryforwards**	–	(5,239,662)
Unrealized gains/(losses) - net	61,149	8,340,526
Temporary differences	(57,476)	(7,485,863)
Total accumulated gains/(losses) - net	$113,060	$3,861,772

**	The capital losses will carry forward indefinitely.

Notes to Financial Statements (continued)

As of July 31, 2023, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

	Climate Focused Bond Fund	Emerging Markets Equity Fund	International Growth Fund
Tax cost	$20,028,460	$4,520,930	$2,605,411
Gross unrealized gains	296,726	436,167	291,100
Gross unrealized losses	(1,860,138)	(171,124)	(59,290)
Net unrealized security gains/(losses)	$(1,563,412)	$265,043	$231,810

	Investment Grade Floating Rate Fund	Short Duration High Yield Fund
Tax cost	$11,307,830	$1,230,088,998
Gross unrealized gains	76,892	9,667,852
Gross unrealized losses	(15,743)	(1,333,502)
Net unrealized security gains/(losses)	$61,149	$8,334,350

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain securities, other financial instruments, amortization of premium and wash sales.

Permanent items identified during the period ended July 31, 2023 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Total distributable earnings (loss)	Paid-in capital
Investment Grade Floating Rate Fund	$2,075	$(2,075)

The permanent differences are primarily attributable to the tax treatment of certain expenses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) during the period ended July 31, 2023 were as follows:

	U.S. Government Purchases	Non-U.S. Government Purchases	U.S. Government Sales	Non-U.S. Government Sales
Climate Focused Bond Fund	$1,364,252	$10,766,977	$1,446,744	$11,907,172
Emerging Markets Equity Fund	–	6,302,128	–	6,252,687
International Growth Fund	–	2,555,781	–	1,853,723
Investment Grade Floating Rate Fund	2,288,920	12,854,418	1,477,104	2,743,768
Short Duration High Yield Fund	5,677,500	1,434,445,883	–	282,995,256

Each Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the period ended July 31, 2023, the Funds did not engage in cross-trade purchases or sales.

Notes to Financial Statements (continued)

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Climate Focused Bond Fund and Short Duration High Yield Fund entered into forward foreign currency exchange contracts during the period ended July 31, 2023 (as described in Note 2(g)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

Climate Focused Bond Fund, Investment Grade Floating Rate Fund and Short Duration High Yield Fund entered into futures contracts during the period ended July 31, 2023 (as described in Note 2(h)) to manage cash. Each Fund bears the risk that the underlying index will move unexpectedly, in which case the Funds may realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Short Duration High Yield Fund entered into credit default swap contracts during the period ended July 31, 2023, (as described in Note 2(i)) for investment purposes, to economically hedge credit risk or for speculative purposes. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap contract one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap contract’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. For the centrally cleared credit default swap contracts, there is minimal counterparty credit risk to the Fund since these credit default swap contracts are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swap contracts, the clearinghouse guarantees credit default swap contracts against default.

Short Duration High Yield Fund entered into CPI swap contracts during the period ended July 31, 2023, (as described in Note 2(m)) to speculate the rate of inflation in the U.S. economy. The Fund’s use of CPI swap contracts involves the risk Lord Abbett will not accurately predict expectations of inflation or interest rates, and the Fund’s return can be reduced as a result. The Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on CPI swap contracts. For centrally cleared CPI swap contracts there is minimal counterparty credit risk to the Fund since these CPI swap contracts are traded through a central clearinghouse. As a counterparty to all centrally cleared CPI swap contracts, the clearinghouse guarantees CPI swap contracts against default.

Climate Focused Bond Fund entered into interest rate swap contracts during the period ended July 31, 2023, (as described in Note 2(n)) in order to enhance returns or hedge against interest rate risk. Interest rate swap contract agreements in which one party pays a stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. The interest rate swap contract agreement will normally be entered into on a zero coupon basis, meaning that the floating rate will be based on the variable rate, and the fixed rate will compound until the swap contracts’ maturity date, at which point the payment would be netted.

Notes to Financial Statements (continued)

The Funds may enter into total return swap contracts on indexes (as described in Note 2(o)) to hedge credit risk. The Funds may enter into total return swap contract agreements to obtain exposure to a security or market without owning such security or investing directly in that market. The Funds may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of the underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap contract. If the value of the asset underlying a total return swap contract declines over the term of the swap contract, the Funds may also be required to pay an amount equal to that decline in value to its counterparty.

As of July 31, 2023, the Funds had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Funds’ use of derivative instruments:

	Climate Focused Bond Fund
Asset Derivatives	Interest Rate Contracts	Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts(1)	–	$19,675
Futures Contracts(2)	$69,594	–

Liability Derivatives
Forward Foreign Currency Exchange Contracts(3)	–	$185,999
Futures Contracts(2)	$36,910	–
	Investment Grade Floating Rate Fund
Asset Derivatives		Interest Rate Contracts
Futures Contracts(2)		$26,268
	Short Duration High Yield Fund
Asset Derivatives	Foreign Currency Contracts	Credit Contracts
Centrally Cleared Credit Default Swap Contracts(4)	–	$705,798
Forward Foreign Currency Exchange Contracts(1)	$89,559	–

Liability Derivatives
Forward Foreign Currency Exchange Contracts(3)	$1,217,505	–

(1)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(3)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
(4)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of centrally cleared swap contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Notes to Financial Statements (continued)

Transactions in derivative instruments for the period ended July 31, 2023 were as follows:

	Climate Focused Bond Fund
	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts
Net Realized Gain (Loss)
CPI/Interest Rate Swap Contracts(1)	$17,808	–
Forward Foreign Currency Exchange Contracts(2)	–	$(24,510)
Futures Contracts(3)	$(29,496)	–
Net Change in Unrealized Appreciation/Depreciation
CPI/Interest Rate Swap Contracts(4)	$9,074	–
Forward Foreign Currency Exchange Contracts(5)	–	$(453,287)
Futures Contracts(6)	$(3,905)	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(7)	$81,980	–
Forward Foreign Currency Exchange Contracts(7)	–	$9,540,452
Futures Contracts(8)	39	–
Investment Grade Floating Rate Fund
Inflation Linked/ Interest Rate Contracts
Net Realized Gain (Loss)
Futures Contracts(3)	$15,339
Net Change in Unrealized Appreciation/Depreciation
Futures Contracts(6)	$26,268
Average Number of Contracts/Notional Amounts*
Futures Contracts(8)	8

Notes to Financial Statements (continued)

	Short Duration High Yield Fund
	Inflation Linked/ Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts
Net Realized Gain (Loss)
CPI/Interest Rate Swap Contracts(1)	$156,225	–	–
Credit Default Swaps Contracts(1)	–	–	$1,194,967
Forward Foreign Currency Exchange Contracts(2)	–	$(612,042)	–
Futures Contracts(3)	$535,390	–	–
Net Change in Unrealized Appreciation/ Depreciation
CPI/Interest Rate Swap Contracts(4)	$10,809	–	–
Credit Default Swap Contracts(4)	–	–	$324,307
Forward Foreign Currency Exchange Contracts(5)	–	$(1,219,037)	–
Futures Contracts(6)	$1,152	–	–
Average Number of Contracts/Notional Amounts*
CPI/Interest Rate Swap Contracts(7)	$8,400,332	–	–
Credit Default Swap Contracts(7)	–	–	$13,025,370
Forward Foreign Currency Exchange Contracts(7)	–	$28,622,516	–
Futures Contracts(8)	252	–	–

*	Calculated based on the number of contracts or notional amounts for the period ended July 31, 2023.
(1)	Statements of Operations location: Net realized gain (loss) on swap contracts.
(2)	Statements of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(3)	Statements of Operations location: Net realized gain (loss) on futures contracts.
(4)	Statements of Operations location: Net change in unrealized appreciation/depreciation on swap contracts.
(5)	Statements of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(6)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(7)	Amount represents notional amounts in U.S. dollars.
(8)	Amount represents number of contracts.

Notes to Financial Statements (continued)

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statements of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statements of Assets and Liabilities across transactions between the Funds and the applicable counterparty:

	Climate Focused Bond Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$ 19,675	$–	$ 19,675
Repurchase Agreements	497,404	–	497,404
Total	$517,079	$–	$517,079

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Morgan Stanley	$8,367	$(8,367)	$–	$–	$–
State Street Bank and Trust	9,141	(9,141)	–	–	–
Toronto Dominion Bank	2,167	–	–	–	2,167
Fixed Income Clearing Corp.	497,404	–	–	(497,404)	–
Total	$517,079	$(17,508)	$–	$(497,404)	$2,167

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$185,999	$–	$185,999
Total	$185,999	$–	$185,999

Notes to Financial Statements (continued)

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Morgan Stanley	$167,886	$(8,367)	$(159,519)	$–	$–
State Street Bank and Trust	18,113	(9,141)	(8,972)	–	–
Total	$185,999	$(17,508)	$(168,491)	$–	$–

	Short Duration High Yield Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$89,559	$–	$89,559
Repurchase Agreements	16,462,688	–	16,462,688
Total	$16,552,247	$–	$16,552,247

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Barclays Bank plc	$9,688	$–	$–	$–	$9,688
Morgan Stanley	33,145	(33,145)	–	–	–
State Street Bank and Trust	46,726	(46,726)	–	–	–
Fixed Income Clearing Corp.	10,463,475	–	–	(10,463,475)	–
TD Securities USA LLC	5,999,213	–	–	(5,999,213)	–
Total	$16,552,247	$(79,871)	$–	$(16,462,688)	$9,688

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$1,217,505	$–	$1,217,505
Total	$1,217,505	$–	$1,217,505

	Net Amounts of Liabilities Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Morgan Stanley	$820,385	$(33,145)	$(787,240)	$–	$–
State Street Bank and Trust	396,115	(46,726)	(349,389)	–	–
Toronto Dominion Bank	1,005	–	–	–	1,005
Total	$1,217,505	$(79,871)	$(1,136,629)	$–	$1,005

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of July 31, 2023.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of July 31, 2023.

Notes to Financial Statements (continued)

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and the one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees may elect to defer receipt of a portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Funds. Such amounts and earnings accrued thereon are included in Trustees’ fees in the Statements of Operations and in Trustees’ fees payable in the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Funds have entered into an arrangement with their prior transfer agent and their custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ expenses. The arrangement with the Funds’ prior transfer agent was discontinued effective March 6, 2023.

10.	LINE OF CREDIT

For the period ended July 31, 2023, the Funds (except Investment Grade Floating Rate Fund) and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) were party to a syndicated line of credit facility with various lenders for $1.625 billion (the “Syndicated Facility”) under which State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 3, 2023, the Participating Funds, including Investment Grade Floating Rate Fund, renewed the Syndicated Facility for $1.6 billion. The Participating Funds and Investment Grade Floating Rate Fund remain subject to the same borrowing limits as before.

For the period ended July 31, 2023, the Participating Funds, were also party to an additional uncommitted line of credit facility with SSB for $330 million (the “Bilateral Facility”). Under the Bilateral Facility, the Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 3, 2023, the Participating Funds, including Investment Grade Floating Rate Fund, renewed the Bilateral Facility in the same amount. The Participating Funds and Investment Grade Floating Rate Fund remain subject to the same borrowing limits as before.

These credit facilities are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the period ended July 31, 2023, Short Duration High Yield Fund utilized the Syndicated Facility from June 2, 2023 through June 4, 2023 with an average borrowing of $18,000,000; the average interest rate during the period was 6.33% and the total interest paid amounted to $9,495. Other Funds did not utilize any of their available credit facilities.

Notes to Financial Statements (continued)

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the period ended July 31, 2023, the Funds did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Funds’ custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Funds have established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Funds’ securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on each Fund’s Statement of Operations.

The initial collateral received by the Funds is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Funds will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Funds continue to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of July 31, 2023, the Funds did not have any securities on loan.

14.	INVESTMENT RISKS

Each of the Climate Focused Bond Fund, Investment Grade Floating Rate and Short Duration High Yield Fund is subject to the general risks and considerations associated with investing in debt securities and to the changing prospects of individual companies and/or sectors in which the Funds invest. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely

Notes to Financial Statements (continued)

payments of principal or interest to a Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”), in which Climate Focused Bond Fund and Short Duration High Yield Fund may substantially invest. Some issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Funds purchase their securities. A default, or concerns in the market about an increase in the risk of default, may result in losses to the Funds. High-yield securities are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

Each Fund is subject to the general risks and considerations associated with equity investing. The value of the Funds’ investments will fluctuate in response to movements in the equity securities markets in general and to the changing prospects of individual companies in which the Funds invest. If a Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

Certain instruments in which the Funds may invest have historically relied on LIBOR. As of June 30, 2023, the administrator of LIBOR ceased the publication of U.S. dollar LIBOR settings. The LIBOR transition could have adverse impacts on newly issued financial instruments and existing financial instruments which referenced LIBOR and lead to significant short-term and long-term uncertainty and market instability.

The Climate Focused Bond Fund is subject to the risk that its climate-focused investment strategy may select or exclude securities of certain issuers for reasons other than investment performance considerations and that the Fund may underperform funds that do not utilize a climate-focused investment strategy. Certain climate-focused investments may be dependent on government policies and subsidies, which are subject to change or elimination. There can be no assurance that the operations of a given issuer in which the Fund invests will in fact have a positive impact on the climate. Successful application of the Fund’s climate-focused investment strategy will depend on Lord Abbett’s skill in properly identifying and analyzing material climate-related issues and related business practices, and there can be no assurance that the strategy or techniques employed will be successful.

Large company stocks, in which the International Growth Fund may invest, may perform differently than the market as a whole and other types of stocks, such as small company stocks.

Each Fund is subject to the risks of investing in foreign securities. Foreign securities may pose greater risks than domestic securities, including greater price fluctuations, economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, foreign taxes, and higher transaction costs. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign investments also may be affected by changes in currency rates or currency controls. These risks are generally greater for securities issued by companies in emerging market companies.

Each of the Climate Focused Bond Fund, Investment Grade Floating Rate and Short Duration High Yield Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage

Notes to Financial Statements (continued)

Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, the Funds may be required to look principally to the agency issuing or guaranteeing the obligation.

The mortgage-related and asset-backed securities in which the Climate Focused Bond Fund, Investment Grade Floating Rate Fund and Short Duration High Yield Fund may invest may be particularly sensitive to changes in prevailing interest rates, and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income, and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive a Fund of income payments above current market rates. Alternatively, rising interest rates may cause prepayments to occur at a slower-than expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage-related security. In addition, a Fund may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises.

Each of the Emerging Markets Equity Fund and International Growth Fund is subject to the risks of investing in growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, prices of growth stocks typically fall. Growth stocks may be more volatile than securities of slower-growing issuers.

Each of the Climate Focused Bond Fund and Short Duration High Yield Fund may invest in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities and the market for convertible securities may be less liquid than the markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Each Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower each Fund’s returns since each Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether each Fund’s use of derivatives is successful will depend on, among other things, each Fund’s ability to correctly forecast market movements and other factors. Losses may also arise from the failure of a derivative counterparty to meet its contractual obligations. If each Fund incorrectly forecasts these and other factors, each Fund’s performance could suffer. Each Fund’s use of derivatives could result in a loss exceeding the amount of each Fund’s investment in these instruments.

Notes to Financial Statements (continued)

Each of the Climate Focused Bond Fund, Investment Grade Floating Rate Fund and Short Duration High Yield Fund may invest in loans, which include, among other things, loans to U.S. or foreign corporations, partnerships, other business entities, or to U.S. and non-U.S. governments. Each Fund may invest in fixed rate and variable rate loans and floating or adjustable rate loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. Floating rate or adjustable rate senior loans are subject to increased credit and liquidity risks. The loans in which the Short Duration High Yield Fund invests will usually be rated below investment grade or may also be unrated. Below investment grade loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. The Short Duration High Yield Fund may also invest in, or obtain exposure to, obligations that may be “covenant-lite,” which means such obligations lack certain financial maintenance covenants. Should a loan held by the Fund begin to deteriorate in quality, the Fund’s ability to negotiate with the borrower may be delayed under a covenant-lite loan compared to a loan with full maintenance covenants. This may in turn delay the Fund’s ability to seek to recover its investment. The Investment Grade Floating Rate Fund may also invest in, or obtain exposure to, collateralized loan obligations (“CLOs”) and may be subject to the economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.

Emerging Markets Equity Fund is a non-diversified mutual fund under the Act. The value of the Fund’s investments may be more adversely affected by a single economic, political or regulatory event than the value of the investments of a diversified mutual fund.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of each Fund’s investments. Market disruptions can also prevent each Fund from implementing its investment strategies and achieving its investment objective.

In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system objective.

The impact of the COVID-19 outbreak, and the effects of other infectious illness outbreaks, epidemics, or pandemics, may be short term or may continue for an extended period of time. For example, a global pandemic or other widespread health crises could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Health crises caused by outbreaks of disease may also exacerbate other pre-existing political, social, and economic risks in certain countries or globally. The foregoing could disrupt the operations of each Fund and its service providers, adversely affect the value and liquidity of each Fund’s investments, and negatively impact each Fund’s performance and your investment in the Fund.

Notes to Financial Statements (continued)

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Climate Focused Bond Fund	Year Ended July 31, 2023		Year Ended July 31, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	79,499	$669,267	134,567	$1,336,378
Reinvestment of distributions	21,099	174,235	7,111	69,940
Shares reacquired	(66,962)	(582,689)	(5,017)	(46,541)
Increase	33,636	$260,813	136,661	$1,359,777
Class C Shares
Shares sold	1,529	$12,593	6,040	$57,245
Reinvestment of distributions	3,158	26,018	1,048	10,368
Shares reacquired	(45,595)	(378,284)	(986)	(9,553)
Increase (decrease)	(40,908)	$(339,673)	6,102	$58,060
Class F Shares
Shares sold	40,221	$340,774	112,493	$1,078,620
Reinvestment of distributions	12,773	105,471	3,263	31,873
Shares reacquired	(144,990)	(1,211,732)	(37,102)	(342,931)
Increase (decrease)	(91,996)	$(765,487)	78,654	$767,562
Class I Shares
Shares sold	475,817	$3,965,453	229,167	$2,190,056
Reinvestment of distributions	70,039	577,189	26,475	265,002
Shares reacquired	(443,545)	(3,726,025)	(486,486)	(4,670,396)
Increase (decrease)	102,311	$816,617	(230,844)	$(2,215,338)
Class R3 Shares
Shares sold	258	$2,126	–	$–
Reinvestment of distributions	3	25	–	–
Increase	261	$2,151	–	$–
Class R4 Shares
Shares sold	799	$6,901	–	$–
Reinvestment of distributions	61	501	–	–
Shares reacquired	(1)	(10)	–	–
Increase	859	$7,392	–	$–
Class R6 Shares
Shares sold	17,587	$152,492	3,484	$34,966
Reinvestment of distributions	131	1,085	43	420
Shares reacquired	(18,179)	(149,640)	(7)	(67)
Increase (decrease)	(461)	$3,937	3,520	$35,319

Notes to Financial Statements (continued)

Emerging Markets Equity Fund	Year Ended July 31, 2023		For the period ended July 31, 2022(a)
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	8,139	$114,679	201,055	$3,015,225
Reinvestment of distributions	24	307	–	–
Shares reacquired	(682)	(9,315)	–	–
Increase	7,481	$105,671	201,055	$3,015,225
Class C Shares
Shares sold	1,411	$19,423	33,740	$506,193
Shares reacquired	(72)	(962)	(407)	(5,736)
Increase	1,339	$18,461	33,333	$500,457
Class F Shares
Shares sold	–	$–	1,667	$25,000
Increase	–	$–	1,667	$25,000
Class F3 Shares
Shares sold	–	$–	16,667	$250,000
Increase	–	$–	16,667	$250,000
Class I Shares
Shares sold	–	$–	31,667	$475,000
Increase	–	$–	31,667	$475,000
Class R6 Shares
Shares sold	–	$–	50,000	$750,000
Increase	–	$–	50,000	$750,000

International Growth Fund	Year Ended July 31, 2023		Year Ended July 31, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	32,725	$397,519	37,197	$441,185
Reinvestment of distributions	280	3,081	–	–
Shares reacquired	(2,153)	(25,969)	–	–
Increase	30,852	$374,631	37,197	$441,185
Class C Shares
Shares sold	1,465	$17,711	1,485	$21,208
Shares reacquired	(2,040)	(24,453)	(198)	(2,780)
Increase (decrease)	(575)	$(6,742)	1,287	$18,428
Class I Shares
Shares sold	17,673	$221,682	–	$–
Increase	17,673	$221,682	–	$–
Class R3 Shares
Shares sold	253	$3,009	–	$–
Increase	253	$3,009	–	$–
Class R6 Shares
Shares sold	20,525	$243,343	201	$2,995
Shares reacquired	(8,448)	(102,014)	–	–
Increase	12,077	$141,329	201	$2,995

Notes to Financial Statements (continued)

Investment Grade Floating Rate Fund	For the period ended July 31, 2023(b)
Class A Shares	Shares	Amount
Shares sold	194,338	$1,944,000
Reinvestment of distributions	709	7,131
Increase	195,047	$1,951,131
Class C Shares
Shares sold	50,348	$503,500
Reinvestment of distributions	1	10
Shares reacquired	(250)	(2,516)
Increase	50,099	$500,994
Class F Shares
Shares sold	2,500	$25,000
Increase	2,500	$25,000
Class F3 Shares
Shares sold	2,500	$25,000
Increase	2,500	$25,000
Class I Shares
Shares sold	700,000	$7,000,000
Increase	700,000	$7,000,000
Class R5 Shares
Shares sold	2,500	$25,000
Increase	2,500	$25,000
Class R6 Shares
Shares sold	142,500	$1,425,000
Increase	142,500	$1,425,000

Short Duration High Yield Fund	Year Ended July 31, 2023		Year Ended July 31, 2022
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	9,754,297	$93,457,412	947,062	$10,072,545
Reinvestment of distributions	289,773	2,778,711	67,176	702,762
Shares reacquired	(1,613,315)	(15,515,526)	(781,568)	(8,155,014)
Increase	8,430,755	$80,720,597	232,670	$2,620,293
Class C Shares
Shares sold	2,732,521	$26,210,610	53,743	$566,144
Reinvestment of distributions	60,574	580,948	5,628	58,663
Shares reacquired	(271,313)	(2,607,929)	(37,357)	(383,458)
Increase	2,521,782	$24,183,629	22,014	$241,349
Class F Shares
Shares sold	10,086,141	$96,633,583	1,470,522	$15,035,137
Reinvestment of distributions	305,656	2,929,945	41,700	423,372
Shares reacquired	(9,084,301)	(87,269,819)	(415,917)	(4,306,244)
Increase	1,307,496	$12,293,709	1,096,305	$11,152,265

Notes to Financial Statements (concluded)

Short Duration High Yield Fund	Year Ended July 31, 2023		Year Ended July 31, 2022
Class F3 Shares	Shares	Amount	Shares	Amount
Shares sold	1	$15	–	$–
Shares reacquired	–	–	(69)	(750)
Increase (decrease)	1	$15	(69)	$(750)
Class I Shares
Shares sold	122,579,924	$1,173,028,826	264,973	$2,607,885
Reinvestment of distributions	2,774,811	26,580,492	2,565	25,222
Shares reacquired	(15,980,804)	(152,572,189)	(107,758)	(1,042,566)
Increase	109,373,931	$1,047,037,129	159,780	$1,590,541
Class R3 Shares
Shares sold	5,518	$52,741	86	$861
Reinvestment of distributions	67	648	1	12
Shares reacquired	(92)	(869)	(69)	(752)
Increase	5,493	$52,520	18	$121
Class R4 Shares
Shares reacquired	–	–	(69)	(750)
Decrease	–	$–	(69)	$(750)
Class R5 Shares
Shares reacquired	–	–	(68)	(750)
Decrease	–	$–	(68)	$(750)
Class R6 Shares
Shares sold	65,416	$630,665	10,849	$114,685
Shares reacquired	(1)	(10)	(11,108)	(115,006)
Increase (decrease)	65,415	$630,655	(259)	$(321)

(a)	For the period March 2, 2022 (commencement of operations) to July 31, 2022.
(b)	For the period May 1, 2023 (commencement of operations) to July 31, 2023.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Trust I

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lord Abbett Trust I comprising the Lord Abbett Climate Focused Bond Fund, Lord Abbett Emerging Markets Equity Fund, Lord Abbett International Growth Fund, Lord Abbett Investment Grade Floating Rate Fund, and Lord Abbett Short Duration High Yield Fund (the “Funds”), including the schedules of investments, as of July 31, 2023, and the related statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting Lord Abbett Trust I as of July 31, 2023, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Comprising Lord Abbett Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Lord Abbett Climate Focused Bond Fund	For the year ended July 31, 2023	For the years ended July 31, 2023 and 2022	For the years ended July 31, 2023, 2022, 2021, and the period from May 20, 2020 (commencement of operations) through July 31, 2020
Lord Abbett Emerging Markets Equity Fund	For the year ended July 31, 2023	For the year ended July 31, 2023, and the period from March 2, 2022 (commencement of operations) through July 31, 2022
Lord Abbett International Growth Fund	For the year ended July 31, 2023	For the years ended July 31, 2023, and 2022	For the years ended July 31, 2023, 2022, and the period from June 18, 2021 (commencement of operations) through July 31, 2021
Lord Abbett Investment Grade Floating Rate Fund	For the period from May 1, 2023 (commencement of operations) through July 31, 2023
Lord Abbett Short Duration High Yield Fund	For the year ended July 31, 2023	For the years ended July 31, 2023 and 2022	For the years ended July 31, 2023, 2022, 2021, and the period from April 22, 2020 (commencement of operations) through July 31, 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
September 25, 2023

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Funds in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. The Board also approves an investment adviser to the Funds and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Funds’ organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Funds’ investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Independent Board Members

The following Independent Board Members also are board members of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Vice Chair since 2023	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Columbia Care (CCHW) (since 2021). Previously served as director of Anthem, Inc., a health benefits company (1994 - 2021).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as director of Johnson & Johnson (2005 – 2022); Director of Xerox Corporation (2007 – 2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003 – 2017); President of Wells Fargo Funds (2003 – 2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992 – 2016).

Other Directorships: Currently serves as director of Assured Guaranty (since 2021); Virtual Combine (since 2018). Previously served as director of SummerMoon Coffee (2022); Mariposa Family Learning (2021 - 2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021

Principal Occupation: President of Colorado College (since 2021). Formerly Dean at University of California, Irvine-School of Law (2017 - 2021); Professor of Law at University of California, Irvine (2014 - 2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016

Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009 – 2021).

Other Directorships: Currently serves as director of Underwriters Laboratories Research Institute (since 2022).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chair since 2017

Principal Occupation: Chair of Tullis Health Investors-FL LLC (since 2019, CEO from 2012 - 2018); Formerly CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990 - 2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, director since 1998), Director of Crane NXT, Co. (since 2023), Director of Alphatec Spine (since 2018), Previously served as Director of Exagen Inc. (2019 - 2023); Director of electroCore, Inc. (2018 - 2020).

Basic Information About Management (continued)

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Funds as defined in the Act. Mr. Sieg is a board member of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 64 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018). Formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Funds. All of the officers of the Funds also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014 - 2018).

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2023	Partner and Senior Counsel, joined Lord Abbett in 2006.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014 - 2021) and Calvert Research & Management (CRM) (2016 - 2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017 - 2021).

Mary Ann Picciotto (1973)	Chief Compliance Officer	Elected in 2023	Managing Director and Global Chief Compliance Officer, joined Lord Abbett in 2023 and was formerly Vice President and Head of Global Compliance at T. Rowe Price (2019 - 2023) and Senior Vice President, Head of Compliance at OppenheimerFunds, Inc. (2014 - 2019).

Matthew A. Press (1987)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014 - 2022).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018 - 2022) and Assistant General Counsel at Neuberger Berman (2014 - 2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Funds’ Board members. It is available free upon request.

Approval of Advisory Contract

At the initial organizational meeting for the Investment Grade Floating Rate Fund, the Board, including all of the Trustees who are not “interested persons” of the Trust or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered whether to approve the proposed management agreement between the Fund and Lord Abbett (the “Agreement”). The Board reviewed materials relating specifically to the Agreement prior to and during the meeting, and before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information. The Board also took into account its knowledge of Lord Abbett gained through its meetings and discussions.

The materials received by the Board included, but were not limited to: (1) information provided by Broadridge Financial Solutions regarding the expense ratios, contractual and estimated management fee rates, and other expense components for the Fund (estimated where appropriate for the Fund) and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics (the “expense peer group”); (2) information provided by Lord Abbett on the estimated expense ratios, management fee rates, and other expense components for the Fund; (3) information regarding the investment strategies and risks of the Fund; and (4) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services to be provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients and the differences in the nature of the services expected to be provided to the Fund and currently provided to other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. After reviewing these and related factors, the Board concluded that the Fund was likely to benefit from the nature, extent and quality of the investment services to be provided by Lord Abbett under the Agreement.

Investment Performance. Because the Fund had not yet begun operations, the Fund did not have any investment performance to review. The Board considered Lord Abbett’s performance and reputation generally and the performance of other Lord Abbett-managed funds overseen by the Board.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel who are expected to provide investment management services to the Fund, in light of its investment objective and discipline, and other services to be provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services to be performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third-party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the estimated expense level of the Fund, including the contractual and estimated management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how each of the Fund’s estimated expense level and the estimated management fee rates related to those of the expense peer group and the amount and nature of the fees to be paid

Approval of Advisory Contract (concluded)

by shareholders. The Board observed that the estimated net total expense ratio and estimated effective management fee rate of the Fund were both below the median of the expense peer group. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that the estimated management fees to be paid by the Fund were reasonable in light of all of the factors it considered, including the nature, quality and extent of services provided by Lord Abbett.

Profitability. Because the Fund had not yet commenced operations, the Board was not able to consider the level of Lord Abbett’s profits in managing the Fund. The Board did consider that Lord Abbett would be subsidizing the Fund for the near future. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund.

Economies of Scale. Although the Fund had not yet commenced operations, the Board considered whether there might be economies of scale in managing the Fund and whether the Fund would benefit appropriately from any such economies of scale. The Board also considered information provided by Lord Abbett regarding how it shares any potential economies of scale through its investments in its businesses supporting the Lord Abbett Funds. The Board also considered the Fund’s proposed management fee schedule, with its breakpoints in the level of management fee, and the Fund’s expense limitation agreement.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees to be paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services, such as the fee that Lord Abbett is expected to receive from the Fund for providing administrative services to the Fund. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits expected to be enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business could also benefit the Fund. The Board also noted that Lord Abbett, as will be disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett may receive as a result of client brokerage transactions.

Conclusion. After considering all of the relevant factors, the Board unanimously found that approval of the Agreement was in the best interests of the Fund and voted unanimously to approve the Agreement. In considering whether to approve the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, each Fund has adopted a Liquidity Risk Management Program and Policy (“Program”). The Program is designed to assess, manage and periodically review each Fund’s liquidity risk. Liquidity risk is defined under Rule 22e-4 as the risk that each Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board has appointed Lord Abbett as the administrator for each Fund’s Program. At the May 17, 2023 meeting, Lord Abbett provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation for the period April 1, 2022 through March 31, 2023. Lord Abbett reported that the Program operated effectively during the period. In particular, Lord Abbett reported that: no Fund breached its 15% limit on illiquid investments at any point during the period and all regulatory reporting related to Rule 22e-4 was completed on time and without issue during the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in each Fund may be subject.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Funds Service Center, P.O. Box 534489, Pittsburgh, PA 15253-4489 (regular mail) or 500 Ross Street 154-0520, Attention: 534489, Pittsburgh, PA 15262 (overnight mail).

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Emerging Markets Equity Fund	0.00%	80.00%
International Growth Fund	0.00%	100.00%

For foreign shareholders, the percentages below reflect the portion of net investment income distributions that represent interest-related dividends:

Fund Name
Climate Focused Bond Fund	36.00%
Investment Grade Floating Rate Fund	88.00%
Short Duration High Yield Fund	93.00%

The Funds listed below intend to pass through foreign source income and foreign taxes as follows:

Fund Name	Foreign Source Income	Foreign Taxes
Emerging Markets Equity Fund	$86,510	$11,862
International Growth Fund	$13,350	$ 4,553

Lord Abbett Trust I

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.

Climate Focused Bond Fund Emerging Markets Equity Fund International Growth Fund Investment Grade Floating Rate Fund Short Duration High Yield Fund	TRUST-I-2 (09/23)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended July 31, 2023 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 13(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.
The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.
In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended July 31, 2023 and 2022 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2023	2022
Audit Fees {a}	$199,250	$196,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	$199,250	$196,000

Tax Fees	- 0 -	- 0 -
All Other Fees	- 0 -	- 0 -

Total Fees	$199,250	$196,000

{a}	Consists of fees for audits of the Registrant’s annual financial statements.

(e) (1)	Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and

•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2)	The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended July 31, 2023 and 2022 were:

	Fiscal year ended:
	2023	2022
All Other Fees {a}	$230,000	$270,000

{a}	Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended July 31, 2023 and 2022 were:

	Fiscal year ended:
	2023	2022
All Other Fees	$ - 0 -	$ - 0 -

(h)	The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5:	Audit Committee of Listed Registrants.
Not applicable.

Item 6:	Investments.
The Schedule of Investments is included as part of the Reports to Shareholders under Item 1.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT TRUST I

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: September 25, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: September 25, 2023

By:	/s/ Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

Date: September 25, 2023